UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-12

NEW JERSEY RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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New Jersey Resources

www.njresources.com

2021 PROXY STATEMENT

WEDNESDAY, JANUARY 26, 2022

VIRTUAL MEETING SITE:
virtualshareholdermeeting.com/NJR2022

NEW JERSEY RESOURCES CORPORATION
1415 Wyckoff Road
Wall, New Jersey 07719

Notice of
Annual Meeting
of Shareowners

LOGISTICS:
WEDNESDAY, JANUARY 26, 2022 9:30 a.m., Eastern Time
ONLINE, VIA WEBCAST AT www.virtualshareholdermeeting.com/NJR2022
REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
BY INTERNET www.proxyvote.com or scan the Quick Response “QR” Barcode on your proxy card.
BY TELEPHONE Call 1-800-690-6903 as noted on your proxy card.
BY MAIL Sign, date and return your proxy card in the enclosed envelope.

AT THE VIRTUAL MEETING

You also may vote online during the annual meeting by following the instructions provided on the website during the annual meeting. See page 76 for instructions on how to attend the annual meeting.

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

In light of the ongoing COVID-19 pandemic, for the health and safety of all of our stakeholders, we have determined that the New Jersey Resources Corporation 2022 Annual Meeting of Shareowners (the “Meeting”) will be held in a virtual meeting format, via the internet, with no physical in-person meeting. The virtual Meeting will afford the same rights and opportunities to participate as would be available at an in-person meeting.

Shareowners will be able to attend and vote at the virtual Meeting and to submit questions before and during the Meeting via the internet. To participate in the Meeting (e.g., to submit questions or vote), you will need the control number provided on your proxy card, voting instruction form or Notice Regarding Availability of Proxy Materials. For more information, please see “Questions and Answers About the Meeting,” which begins on page 75 of this proxy statement.

The Meeting is being held for the following purposes:

ITEMS OF BUSINESS
To elect as directors the three nominees to the Board of Directors named in the attached Proxy Statement, each for a term expiring in 2025
To approve a non-binding advisory resolution approving the compensation of our named executive officers
To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022
To transact any other business that may properly be brought before the Meeting or any adjournments or postponements thereof

The Board of Directors (the “Board”) has fixed the close of business on November 30, 2021, as the record date (the “Record Date”) for the determination of the shareowners entitled to notice of, and to vote at, the Meeting. Only shareowners of record at the close of business on that date will be entitled to vote at the Meeting.

In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we are furnishing proxy materials to our shareowners via the internet. You may read, print and download our 2021 Proxy Statement and Annual Report at http://investor.njresources.com/annual-proxy.cfm.

On or about December 16, 2021, we will mail our shareowners a notice that explains how to access our 2021 Proxy Statement and Annual Report, how to vote and how to attend the virtual Meeting. The notice will also provide instructions on how to request a paper copy of these documents.

We hope you will attend our virtual Meeting. Regardless of whether you plan to attend, it is important that your shares are represented and voted at the Meeting. If you received a paper copy of the proxy card or voting instruction form by mail, you can vote by signing, dating and returning that document. You can revoke your proxy at any time before it is exercised in the manner set forth in “Questions and Answers About the Meeting.”

Registered shareowners and participants in plans holding shares of our Common Stock may vote by telephone, by internet, or by mail. To use these convenient services, follow the steps detailed in the voting instructions that are attached to the proxy card. Beneficial owners of shares of our Common Stock held in street name through a bank or brokerage account should follow the voting instructions they receive from the institution that holds such shares. Brokers may not vote your shares on the election of directors or the non-binding proposal regarding the compensation of our named executive officers without specific instructions as to how to vote. Please return your proxy card so your vote can be counted as promptly as possible.

Thank you.

Wall, New Jersey
Dated:
December 16, 2021

Richard Reich
Senior Vice President, General Counsel and
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON JANUARY 26, 2022.
The 2021 Proxy Statement, Notice of Annual Meeting and Annual Report are available at
http://investor.njresources.com/annual-proxy.cfm.

Message from our President and CEO

“The energy transition is creating new, exciting opportunities for NJR to grow and thrive.”

Steve Westhoven
President and CEO
December 16, 2021
$2.16
PER SHARE NET FINANCIAL EARNINGS(1)
+9%
DIVIDEND INCREASE, OUR 28TH OVER THE PAST 26 YEARS

(1)

NFE is a financial measure not calculated in accordance with generally accepted accounting principles (“GAAP”) of the United States and is discussed in greater detail under “Net Financial Earnings Component.” For a full discussion of NFE and a reconciliation to net income, please see Appendix A.

Dear Shareowner,

Fiscal 2021 was an outstanding year for New Jersey Resources (“NJR”).

Our team executed the business strategy we outlined at the start of the fiscal year. We focused on making disciplined investments in regulated and unregulated infrastructure, expanding our solar footprint, generating more predictable net financial earnings (“NFE”) and showing clear leadership in advancing new clean energy technologies. We delivered on these key initiatives that we believe provide a sustainable platform for growth and that will drive long-term value for our shareowners.

•

This year, we achieved net income of $1.23 per share and net financial earnings of $2.16 per share.

•

We increased our dividend by 9 percent, which was our 28th dividend increase over the past 26 years.

•

And, we accomplished all of this during the global COVID-19 pandemic, which is a testament to the strength and dedication of our NJR team.

This was also a pivotal year for the energy industry, which continues to move through a sweeping transition to reduce emissions and meet society’s climate goals. Federal, state and local policy has continued to evolve to meet this challenge and created new, exciting opportunities for our company to grow and thrive.

As a premier energy infrastructure company, NJR is at the center of these developments. Through our clean energy and sustainability leadership, consistent infrastructure investments, strong financial performance and a record of delivering results for our stakeholders, we are well-positioned to play a leading role in the clean energy future.

Our performance in fiscal 2021 reflects this, and I encourage you to read our 2021 Annual Report to learn more about our accomplishments.

Please join us at our Meeting on January 26, 2022, at 9:30 a.m., Eastern Time, via webcast at www.virtualshareholdermeeting.com/NJR2022.

Your vote is important. Whether or not you attend the Meeting, I encourage you to vote via internet, telephone or mail to ensure your shares are properly represented.

On behalf of our entire company, thank you for your continued confidence and investment in NJR. Looking ahead, we have a strong foundation and strategy for growth and will work to continue delivering the results our shareowners expect.

Sincerely,

Table

of Contents

Proxy Statement Summary	5
Meeting Agenda	5
Directors	5
Skills and Experience	7
Performance Highlights	7
Governance Highlights	8
Compensation Highlights	8

Election of Directors	9
Item 1 On Proxy Card	9

Corporate Governance and Related Matters	16
Board Meetings and Attendance at Annual Meeting of Shareowners	16
Board Standards of Independence	16
Changes in Board Member Principal Occupation	17
Certain Relationships and Related Person Transactions	17
Board Refreshment and Succession Planning	18
Board Leadership Structure	19
Board’s Role in Risk Oversight	20
Information About the Board’s Committees	21
Corporate Governance Guidelines	23
Compensation Committee Interlocks and Insider Participation	24
Code of Business Conduct and Ethics	24
Communications with the Board	24
Director Compensation	24
Directors’ Deferred Compensation Plan	25
Fiscal Year 2021 Director Compensation	26
Non-Employee Director Share Ownership Guidelines	26

Stock Ownership	27
Principal Shareowners	27
Directors and Executive Officers	28

Securities Authorized for Issuance Under Equity Compensation Plans	29

Compensation Discussion and Analysis	30
Executive Summary	30
Principles of Our Compensation Framework	33
Elements of Our Compensation Program for Named Executive Officers	34
The Compensation Review Process	35
Establishing Total Direct Compensation	36
Components of Compensation	37
Long-Term Equity Incentive Awards	46
Retirement Programs	51
Severance Policies	52
Deferred Compensation	53
Other Benefits	53
Share Ownership Guidelines	54
Compensation Recoupment (the “Clawback Policy”)	54
Anti-Hedging and Pledging Policy	54
United States Federal Income Tax Limits on Deductibility	55
Advisory Votes on Executive Compensation	55
Report of the Leadership Development and Compensation Committee	55
Compensation Risk Assessment	56

Executive Compensation	57
Summary Compensation Table	57
Grants of Plan-Based Awards	59
2017 Stock Award and Incentive Plan	60
Outstanding Equity Awards at Fiscal Year End	61
Stock Vested	64
Pension Benefits	65
Non-Qualified Deferred Compensation	66
Potential Payments Upon Termination or Change of Control	66
CEO Pay Ratio	70

Non-Binding Proposal to Approve the Compensation of our Named Executive Officers	71
Item 2 On Proxy Card	71

Ratification of Appointment of Independent Registered Public Accounting Firm	72
Item 3 On Proxy Card	72

Audit Committee Report	74

Questions and Answers About the Meeting	75

Certain Matters Relating to Proxy Materials and Annual Reports	79
Electronic Access to Proxy Materials and Annual Reports	79
“Householding” of Proxy Materials and Annual Reports for Record Owners	79
Separate Copies for Beneficial Owners	79
Incorporation by Reference	79

Other Matters	80

Appendix A: Reconciliation of Net Income (GAAP) to Net Financial Earnings (non-GAAP) and Earnings Per Share (GAAP) to Net Financial Earnings Per Share (non-GAAP)	A-1

www.njresources.com	NEW JERSEY RESOURCES | 2021 Proxy Statement	4

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Proxy Statement Summary

This summary highlights certain information from this Proxy Statement, but it does not contain all the information you should consider when deciding how to vote. Unless the context otherwise indicates, references to “New Jersey Resources,” “NJR,” “we,” “us,” “our” or “the Company” mean New Jersey Resources Corporation and its affiliates. For more complete information about the performance of NJR, please see our Annual Report on Form 10-K for the fiscal year ended September 30, 2021.

DATE AND TIME	ONLINE, VIA WEBCAST AT
January 26, 2022 9:30 a.m., Eastern Time	www.virtualshareholdermeeting.com/NJR2022

Meeting Agenda

The matters we will act upon at the Meeting are:

Proposal	Board’s Recommendation	Page Reference
1. Elect as directors the three nominees named herein for three-year terms expiring in 2025	FOR	9
2. Approve a non-binding advisory resolution approving the compensation of our named executive officers	FOR	71
3. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022	FOR	72

We may also transact any other business that properly comes before the Meeting.

Directors

NEW JERSEY RESOURCES | 2021 Proxy Statement	5

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Name	Age	Principal Occupation	Director Since	Independent	Committees (*as of 1/1/2022)	Significant Ties to NJ	Current Term Ends
Gregory E. Aliff	68	Retired, Partner, Deloitte & Touche LLP	2019		AUDIT EXECUTIVE		2022
Donald L. Correll Chairman of the Board	71	Chief Executive Officer and Co-Founder, Water Capital Partners LLC	2008		AUDIT EXECUTIVE LDCC		2024
James H. DeGraffenreidt, Jr.	68	Retired, Chairman and Chief Executive Officer, WGL Holdings, Inc.	2019		AUDIT* NCGC		2024
Robert B. Evans	73	Retired, President and Chief Executive Officer, Duke Energy Americas, a business unit of Duke Energy Corp.	2009		AUDIT		2022
M. Susan Hardwick	59	Executive Vice President and Chief Financial Officer, American Water Works, Inc.	2020		AUDIT		2024
M. William Howard, Jr.	75	Retired, Pastor Bethany Baptist Church	2005				2022
Jane M. Kenny	70	Co-Owner and Managing Partner, The Whitman Strategy Group, LLC	2006		NCGC EXECUTIVE LDCC		2023
Thomas C. O’Connor	65	Retired, Chairman, President and Chief Executive Officer, DCP Midstream, LLC	2017		AUDIT LDCC*		2022
Sharon C. Taylor	67	Retired, Senior Vice President, Human Resources, Prudential Financial	2012		LDCC EXECUTIVE NCGC		2023
David A. Trice	73	Retired, Chairman, President and Chief Executive Officer, Newfield Exploration Company	2004		LDCC NCGC		2023
Stephen D. Westhoven	53	President and Chief Executive Officer, New Jersey Resources	2018		EXECUTIVE		2023
George R. Zoffinger	73	President and Chief Executive Officer, Constellation Capital Corp.	1996		AUDIT NCGC		2024
Chair

Audit–Audit Committee; Executive–Executive Committee; LDCC–Leadership Development & Compensation Committee;NCGC–Nominating/Corporate Governance Committee

www.njresources.com	NEW JERSEY RESOURCES | 2021 Proxy Statement	6

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DEMOGRAPHICS
Race/Ethnicity
African American			●			●			●
White/Caucasian	●	●		●	●		●	●		●	●	●

Gender
Female					●		●		●
Male	●	●	●	●		●		●		●	●	●

BOARD TENURE
Years	2	13	2	12	1	16	15	4	9	18	3	25

Skills and Experience

Performance Highlights

(1) All periods revised to reflect the deferral method of accounting for federal investment tax credits.

NEW JERSEY RESOURCES | 2021 Proxy Statement	7

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Governance Highlights

Board Structure and Independence
•

All of our directors and nominees are independent, except our President and Chief Executive Officer

•

Split independent Chairman and Chief Executive Officer roles

•

100 percent independent Audit Committee, NCGC and LDCC members

•

Independent Chairman of the Board can call special meetings of the Board and actively supervises meeting materials, agendas, and schedules

•

Robust code of conduct applicable to directors, officers, and employees

•

Regular executive sessions of independent directors

•

Mandatory retirement age of 75

Board Oversight
•

Strong Board and management succession planning process

•

Rigorous stock ownership guidelines for directors and executives

•

Employees, directors, and officers prohibited from hedging or pledging our stock

•

Board manages risk oversight, with specific risk areas delegated to relevant Board committees

•

Robust Enterprise Risk Management program to help the Board identify and monitor risk

•

Directors expected to attend the Meeting

•

Effective annual Board and Board committee evaluation process

Shareowner Rights
•

Majority of shareowners have right to call special meetings of shareowners

•

Shareowners may act by written consent

•

No “poison-pill” shareowners rights plan

•

We have only one class of stock, Common Stock, that is entitled to vote on the election of directors and other matters submitted to a vote of shareowners

•

Annual “Say-on-Pay” vote

Board Composition	• Diverse Board with balanced mix of skills, experience, and perspectives • Active Board refreshment, with three new directors in last three years

Compensation Highlights

Compensation for our executive officers has a strong link to NJR’s financial performance and creation of long-term value for our shareowners. As shown below, a significant amount of each executive officer’s total target compensation is performance-based or “at risk.”

(1)

Indicates Mr. Shea’s actual compensation for fiscal year 2021; 50 percent of his short-term incentive was paid in deferred retention share units.

www.njresources.com	NEW JERSEY RESOURCES | 2021 Proxy Statement	8

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Election of Directors

Item 1

On Proxy Card

Our Restated Certificate of Incorporation, as amended, provides that the Board will be divided into three classes that are as equal in number as possible. The Board currently consists of 12 members divided into three classes with overlapping terms. Gregory E. Aliff, Robert B. Evans and Thomas C. O’Connor have each been nominated for re-election as a director at the Meeting for a three-year term expiring in 2025, and until their respective successors are elected and have been qualified. Mr. Evans will meet the mandatory retirement age at the 2024 Annual Meeting of Shareowners and is expected to retire at that time under NJR’s current director retirement policy. M. William Howard’s term is expiring at the Meeting, and he has reached the mandatory retirement age under NJR’s current director retirement policy, so he is not standing for reelection. Therefore, the Board will be reduced in size to 11 members in connection with the Meeting.

Each of the nominees currently serves as a director of the Company. There were no nominee recommendations from shareowners. Unless otherwise indicated on a proxy, the proxy holders intend to vote the shares each proxy represents for all nominees for election as directors.

Under New Jersey law, directors are elected by a plurality of the votes cast at an election. However, the Company’s Corporate Governance Guidelines provide that any nominee for director in an uncontested election who receives a greater number of shareowner votes “withheld” from his or her election than votes “for” his or her election must promptly tender a resignation to the Board for consideration. The Board’s Nominating/Corporate Governance Committee (“NCGC”) will then evaluate the best interests of the Company and will recommend to the Board whether to accept or reject the tendered resignation. The Company will disclose the Board’s decision of whether to accept the resignation and explain how the decision was reached.

Proxies solicited by the Board will be voted in favor of the nominees listed below, unless otherwise specified in the proxy. All of the nominees have consented to serve if elected. We know of no reason why any nominee would not be available for election or, if elected, would be unable to serve. While we do not anticipate that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holders reserve the right to substitute any other person approved by the Board.

NEW JERSEY RESOURCES | 2021 Proxy Statement	9

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Summary of Director Qualifications and Experience

The NCGC looks for our current and potential directors collectively to have a mix of skills and qualifications that provide the foundation for sound governance and align with the Company’s strategy.

It is of critical importance to the Company that the NCGC recruit directors who help achieve the goal of a well-rounded, diverse Board that functions as a collegial and cohesive unit.

The qualifications, attributes and experience of the directors are summarized below, and the director biographies contain additional information.

We believe effective oversight comes from a Board that represents a diverse range of experience and perspectives and has the collective qualifications, attributes, skills and experiences necessary for sound governance. The NCGC establishes and regularly reviews with the Board the qualifications, attributes, skills and experience that it believes are desirable for directors to ensure that they align with the Company’s long-term strategy. The most important of these are described below, and the number of current directors possessing those skills and experience is indicated.

Utility Experience in operating a regulated utility business, such as our principal subsidiary, New Jersey Natural Gas Company	Community/Public Relations Experience in community affairs, public relations and/or marketing
Regulatory/Government Experience in interacting with regulators and policymakers and/or working within government agencies	Legal Experience and/or formal education as an attorney
CEO Experience Experience as a Chief Executive Officer of an organization	Environmental Experience with oversight of environmental policy, regulation and business operation matters
Finance/Accounting/Risk Management Financial and risk management expertise, and/or experience as a public company Chief Financial Officer or audit partner

Renewable Energy/Energy Efficiency

Experience in the renewable energy industry, including solar energy generation and distribution and/or experience linking green initiatives to commercial opportunities

Corporate Governance Experience in public company corporate governance-related issues and best practices	Leadership Development/Succession Planning Experience in talent management, leadership development and succession planning to ensure a pipeline of leadership for an organization
Technology/Cybersecurity Experience with technology innovations and/or with oversight of cybersecurity programs	Strategic Planning Experience in strategic planning and growth and value creation
Energy Services/Commodity Trading Experience in the energy services industry, including wholesale energy marketing, energy trading, and delivery of midstream energy service and/or storage

www.njresources.com	NEW JERSEY RESOURCES | 2021 Proxy Statement	10

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Nominees for Election as Director for a Three-Year Term Expiring in 2025

GREGORY E. ALIFF, Retired Partner, Deloitte & Touche LLP
Age 68 Director since: 2019 Independent	Biography:

Retired. Partner, Deloitte & Touche LLP, an independent accounting firm, from 1987 to 2015. From 2002 to 2013, Mr. Aliff served as Vice Chairman and Senior Partner of Energy & Resources, where he oversaw all professional services to the sector. From 2013 to 2015, he led Deloitte’s U.S. Energy and Natural Resources Management Services.

Relevant Expertise:

Mr. Aliff’s experience as a long-term partner at Deloitte & Touche LLP, including in particular his focus on energy and natural resources, provide him not only with an extensive financial and accounting background that adds depth to our Audit Committee, but also industry knowledge that uniquely qualifies him to serve on our Board and as Chair of the Audit Committee. His service on the board of directors of other regulated entities that are also public companies provides him with important experience and perspectives with respect to risk management, operations, the regulatory compliance required for highly regulated businesses, and public company best practices.

Committees:

•

Chair, Audit Committee

•

Executive Committee

Other Public Company Directorships:

•

California Water Service Group, Inc. (NYSE: CWT) (September 2015 – Present)

•

SCANA Corporation (NYSE: SCG) (October 2015 – December 2018)

ROBERT B. EVANS, Retired President and Chief Executive Officer, Duke Energy Americas
Age 73 Director since: 2009 Independent	Biography:

Retired. President and Chief Executive Officer of Duke Energy Americas, a business unit of Duke Energy Corp., from 2004 to 2006; transition executive for Energy Services, a business unit of Duke Energy, during 2003; President of Duke Energy Gas Transmission, a business unit of Duke Energy, from 1998 to 2002 and President and Chief Executive Officer from 2002 to 2003.

Relevant Expertise:

Mr. Evans’ experience in senior leadership and board positions for other energy companies has positioned him to bring executive, corporate development, operational and financial experience and industry knowledge to his role as a member of the Board. His extensive executive experience with the natural gas transmission business and wholesale natural gas trading business of Duke Energy and Targa Resources Partners provides the Board with valuable knowledge of those aspects of the energy industry and has provided him with the experience and knowledge to serve on the Board.

Committees:

•

Audit Committee

Other Public Company Directorships:

•

Targa Resources Corp. (NYSE: TRGP) (March 2016 – Present)

•

ONE Gas, Inc. (NYSE: OGS) (2014 – Present)

•

Sprague Resources LP (NYSE: SRLP) (October 2013 – October 2018)

THOMAS C. O’CONNOR, Retired Chairman, President and Chief Executive Officer, DCP Midstream, LLC
Age 65 Director since: 2017 Independent	Biography:

Retired. Chairman, President and Chief Executive Officer, DCP Midstream, LLC, one of the nation’s largest gas gatherers, processors and marketers of natural gas liquids, from 2007 through 2013. From 1987 to 2007, held a variety of positions with Duke Energy in that company’s natural gas pipeline, electric and commercial business units.

Relevant Expertise:

Mr. O’Connor has extensive experience leading regulated and unregulated natural gas and electric midstream and distribution operations and wholesale energy trading businesses from his years as an executive leading DCP Midstream and Duke Energy. He also has board-level experience in solar energy facility development, operations and valuation. His vast knowledge and executive leadership experience give him a strong operational and strategic background with knowledge of many of the issues that regulated and unregulated energy companies confront, particularly with respect to the natural gas industry.

Committees:

•

Audit Committee

•

Leadership Development and Compensation Committee (Effective January 1, 2022)

Other Public Company Directorships:

•

Keyera Corporation (TSO: KEY) (January 2014 – Present)

•

8Point3 Energy Partners LP (NASDAQ: CAFD) (June 2015 – June 2018)

•

Andeavor Logistics LP (formerly Tesoro Logistics LP) (NYSE: ANDX) (May 2011 – January 2018)

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE “FOR” ALL OF THE DIRECTOR NOMINEES LISTED ABOVE.

NEW JERSEY RESOURCES | 2021 Proxy Statement	11

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Directors with Terms Expiring in 2023

JANE M. KENNY, Co-Owner and Managing Partner, The Whitman Strategy Group, LLC
Age 70 Director since: 2006 Independent	Biography:

Co-owner and Managing Partner, The Whitman Strategy Group, LLC, a consulting firm specializing in governmental relations and environmental and energy issues, since 2005; Regional Administrator of the Environmental Protection Agency, overseeing the federal agency’s work in New York, New Jersey, Puerto Rico and the Virgin Islands, from 2001 to 2004; Commissioner of the New Jersey Department of Community Affairs from 1996 to 2001; Chief of Policy to the Governor of New Jersey from 1994 to 1996.

Relevant Expertise:

Ms. Kenny’s extensive public policy experience, particularly as Administrator for Region 2 of the United States Environmental Protection Agency and a top advisor to three governors of New Jersey, is essential for the Board of a company like ours that regularly faces such issues. That experience, as well as her firm’s active consulting practice on environmental, energy and public policy matters through which she is actively and presently engaged in cutting-edge issues in the field, has provided Ms. Kenny an understanding of the energy industry, which is important in assisting the Board with monitoring and evaluating our business.

Committees:

•

Chair, Nominating/Corporate Governance Committee

•

Leadership Development and Compensation Committee

•

Executive Committee

Other Public Company Directorships:

•

None

SHARON C. TAYLOR, Retired Senior Vice President, Human Resources, Prudential Financial
Age 67 Director since: 2012 Independent	Biography:

Retired. Senior Vice President, Human Resources, Prudential Financial, a global financial services company, from 2002 to 2017; Trustee of the Horizon Foundation for New Jersey; Trustee of National Academy of Human Resources Foundation; Director, Executive Leadership Council Foundation; Trustee, Montclair Art Museum.

Relevant Expertise:

Ms. Taylor has an extensive background and expertise in human resources, particularly in the areas of executive compensation, employee benefits, talent and senior officer succession management, diversity and inclusion, and labor and employee relations. She has also worked in the areas of vendor governance, corporate social responsibility and impact investing, operations and systems, business continuity, risk management, and privacy. That background, together with her broad experience as a senior executive officer of one of the nation’s largest financial services companies and her service on the boards of several organizations in key leadership roles, provides the Board with an important perspective in the critical areas of human capital planning and management, succession and strategic planning, operational effectiveness, risk controls and privacy. Her extensive experience in the aforementioned areas provide her with an ideal background to serve as the Chair of the Leadership Development and Compensation Committee.

Committees:

•

Chair, Leadership Development and Compensation Committee

•

Nominating/Corporate Governance Committee

Other Public Company Directorships:

•

None

DAVID A. TRICE, Retired Chairman, President and Chief Executive Officer, Newfield Exploration Company
Age 73 Director since: 2004 Independent	Biography:

Retired. Chairman from 2004 to 2010, President and Chief Executive Officer from 2000 to 2009, President and Chief Operating Officer from 1999 to 2000, and Vice President — Finance and International from 1997 to 1999, Newfield Exploration Company, a public independent crude oil and natural gas exploration and production company.

Relevant Expertise:

A career with over 30 years of experience with energy companies such as Newfield Exploration Company has given Mr. Trice extensive knowledge of the energy industry, particularly natural gas, as well as other operational expertise, which is essential to our Board in understanding and evaluating our business. Mr. Trice also brings to our Board experience gained from holding senior leadership and board positions with public companies and industry groups, including the areas of risk oversight, financial policy, executive compensation and corporate governance matters, which are particularly relevant to his service on the Leadership Development and Compensation Committee and the NCGC. In addition, Mr. Trice’s extensive experience in the energy industry and his familiarity with the relevant issues provide the Board with a valuable perspective.

Committees:

•

Nominating/Corporate Governance Committee

•

Leadership Development and Compensation Committee

Other Public Company Directorships:

•

Select Energy Services, Inc. (NYSE: WTTR) (November 2017 – Present)

•

QEP Resources, Inc. (NYSE: QEP) (May 2011 – May 2020) (Chair from January 2019 to May 2020)

•

McDermott International, Inc. (NYSE: MDR) (May 2009 – May 2018)

www.njresources.com	NEW JERSEY RESOURCES | 2021 Proxy Statement	12

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STEPHEN D. WESTHOVEN, President and Chief Executive Officer of New Jersey Resources
Age 53 Director since: 2018	Biography:

President and Chief Executive Officer of New Jersey Resources since October 2019. Prior to his current role, Mr. Westhoven served as President and Chief Operating Officer of New Jersey Resources from October 2018 to September 2019; Executive Vice President and Chief Operating Officer of New Jersey Resources from November 2017 to September 2018; Senior Vice President and Chief Operating Officer of NJR Energy Services (“NJRES”) and NJR Clean Energy Ventures (“NJRCEV”) from October 2016 to November 2017 and Senior Vice President of NJRES from May 2010 to September 2016. He is a director at both Choose New Jersey (an economic development organization) and the American Gas Association.

Relevant Expertise:

Mr. Westhoven has been with the Company since 1990. His leadership and contributions have been instrumental to the growth of our businesses. His experience leading NJRES and NJRCEV, as well as his knowledge of natural gas markets, provides the Board with unique insight into the energy industry. Further, through Mr. Westhoven’s years of service as an executive officer of the Company, he has developed extensive knowledge in the areas of leadership, finance, strategy, risk oversight, safety, management and corporate governance, each of which provides great value to the Board. This experience and Mr. Westhoven’s role in developing NJR’s strategy are assets to the Board.

Committees:

•

Executive Committee

Other Public Company Directorships:

•

None

Directors with Terms Expiring in 2024

DONALD L. CORRELL, Chief Executive Officer and Co-Founder, Water Capital Partners LLC
Chairman of the NJR Board Age 71 Director since: 2008 Independent	Biography:

Chief Executive Officer and Co-Founder, Water Capital Partners LLC, a firm that invests in, advises about and manages water and wastewater infrastructure assets and operations, since 2011. President and Chief Executive Officer and member of the board of directors of American Water Works, Inc., a New Jersey-based public water utility holding company, from 2006 to 2010; President and Chief Executive Officer and member of the board of directors of Pennichuck Corporation, a New Hampshire-based public water utility holding company, from 2003 to 2006; Chairman, President and Chief Executive Officer of United Water Resources, a public water services company, from 1991 through 2001. From 2001 to 2003, Mr. Correll served as an independent advisor to water service and investment firms on issues relating to marketing, acquisitions and investments in the water services sector.

Relevant Expertise:

Mr. Correll’s experience with utility companies, through his leadership of American Water Works and other water services companies, has given him an understanding of the regulatory and operational issues that we face. In his positions as a chief executive officer, chairman and director of a public company and as a certified public accountant, he gained experience in financial policy and risk oversight that is essential to his position as a member of the Audit Committee. In these roles he also gained significant experience that is relevant to his position as the Chairman of the Board of NJR and Chair of the Executive Committee.

Committees:

•

Chair of the Executive Committee

•

Audit Committee

•

Leadership Development and Compensation Committee

Other Public Company Directorships:

•

Encompass Health Corporation (NYSE: EHC) (June 2005 – Present)

JAMES H. DEGRAFFENREIDT, JR., Retired Chairman and Chief Executive Officer, WGL Holdings, Inc.
Age 68 Director since: 2019 Independent	Biography:

Retired. Chairman and Chief Executive Officer of WGL Holdings, Inc., a public utility holding company, and Washington Gas Light Company, a natural gas utility, from 2001 to 2009; President, WGL Holdings, Inc., from 1994 to 2001. Past chair, American Gas Association, during 2007. Director, Harbor Bankshares Corporation, from 1996 to present. Director, Massachusetts Mutual Life Insurance Company, since 2002.

Relevant Expertise:

As the former Chief Executive Officer of a New York Stock Exchange-listed public utility holding company and from his past service as a chair of the American Gas Association, Mr. DeGraffenreidt brings significant public utility experience to the Board and significant public company experience. Mr. DeGraffenreidt’s experience as a board member, including two years as industry co-chair, of the Alliance to Save Energy, an organization that promotes energy efficiency and environmental stewardship, brings an important perspective to our Board’s oversight of those issues and aligns with the Company’s business strategy. Earlier in his career, Mr. DeGraffenreidt was an attorney with significant experience and expertise in regulatory issues, and he also previously served as a utility consumer advocate, which provides him with unique insight regarding the perspectives of the Company’s stakeholders and the regulatory matters affecting the Company. His background and wide-ranging expertise in the natural gas industry enable him to provide valuable insight as a member of the Board.

Committees:

•

Audit Committee (Effective January 1, 2022)

•

Nominating/Corporate Governance Committee

Other Public Company Directorships:

•

Vectren Corporation (NYSE: VCC) (March 2010 – February 2019)

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M. SUSAN HARDWICK, Executive Vice President and Chief Financial Officer, American Water Works Company, Inc.
Age 59 Director since: 2020 Independent	Biography:

Executive Vice President and Chief Financial Officer of American Water Works, Inc., the largest publicly traded U.S. water and wastewater utility company, since July 2019, and Executive Vice President - Finance from June 2019 to July 2019. Ms. Hardwick previously served as the Executive Vice President and Chief Financial Officer of Vectren Corporation, a diversified energy holding company with utility subsidiaries in the natural gas and electricity markets and other non-regulated businesses (acquired by CenterPoint Energy in 2019). Ms. Hardwick joined Vectren Corporation in January 2000 and served in a variety of positions, including Vice President, Controller and Assistant Treasurer; Senior Vice President, Finance; Senior Vice President, Chief Financial Officer; and Executive Vice President and Chief Financial Officer.

Relevant Expertise:

Ms. Hardwick’s experience as Chief Financial Officer of multiple utility companies; her experience developing and executing business and financial strategy for regulated utility and market-based businesses; and her experience overseeing accounting and finance functions, enterprise risk management and investor relations as well as customer operations and regulatory services, all provide her with a wide range of financial expertise that enhances the Board and makes her uniquely qualified as a member of the Audit Committee.

Committees:

•

Audit Committee

Other Public Company Directorships:

•

None

GEORGE R. ZOFFINGER, President and Chief Executive Officer, Constellation Capital Corp.
Age 73 Director since: 1996 Independent	Biography:

President and Chief Executive Officer, Constellation Capital Corp., a financial services company, since 2007; President and Chief Executive Officer, New Jersey Sports & Exposition Authority, the operating company of MetLife Sports Complex, from 2002 to 2007; Chairman, New Brunswick Development Corporation, a not-for-profit urban real estate development company.

Relevant Expertise:

Mr. Zoffinger’s leadership experience and work with public companies has provided him financial, corporate governance and real estate development expertise as well as experience with executive compensation issues, which are important to his role as a member of the NCGC. In addition, he brings to the Board corporate development experience and knowledge gained from his leadership and board positions, including his tenure on the Board.

Committees:

•

Audit Committee

•

Nominating/Corporate Governance Committee

Other Public Company Directorships:

•

None

Director Retiring at the Meeting

M. WILLIAM HOWARD, JR., Retired Pastor Bethany Baptist Church
Age 75 Director since: 2005 Independent	Biography:

Retired. Pastor of Bethany Baptist Church, Newark, New Jersey, from 2000 to 2015; President, New York Theological Seminary, from 1992 to 2000; President of the National Council of Churches from 1979 to 1981; Past Chairman and Member, Rutgers University Board of Governors, from 2004 to 2014; Director Emeritus, Choose New Jersey.

Relevant Expertise:

Mr. Howard is an experienced local and national community leader with extensive familiarity with communities and contacts within and outside our service area. His work and experience in the public sector, including his experience leading religious institutions, bring unique and valuable perspectives and disciplines to the Board’s deliberations and decision-making processes, particularly with regard to issues of corporate citizenship and community relations.

Committees:

•

None

Other Public Company Directorships:

•

None

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Director Nominations and Evaluation Processes

NCGC Process for Identifying and Evaluating Director Candidates and Director Candidate Recommendations and Nominations by Shareowners

The NCGC identifies and evaluates all director candidates in accordance with the director qualification standards described in the Corporate Governance Guidelines. The NCGC evaluates each candidate’s individual qualifications, background and expertise and considers how the candidate would contribute to the background and expertise of the Board as a whole. Successful nominees bring the skills, talents, knowledge and expertise to ensure that the composition, structure and operation of the Board serves the best interests of our shareowners.

When identifying first-time candidates to the Board, the NCGC considers the appropriate skills and characteristics required of Board members in the context of our business and strategy and the current make-up of the Board. The NCGC also regularly assesses the appropriate skills and characteristics of Board members. This assessment includes numerous factors, such as the demographics of the communities we serve. The NCGC is committed to actively seeking women and minority Board candidates.

To ensure that the Board’s composition reflects the particular needs of the Board and the Company, the NCGC incorporates this broad view of diversity into its review and evaluation of new candidates and incumbent nominees. The NCGC and Board monitor the effectiveness of this process through the Board’s self-evaluation process.

The NCGC considers qualified director candidate recommendations from shareowners. Shareowner nominees are evaluated under the same standards as nominees recommended by management or the non-management members of the Board. Recommendations should be sent to Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719. Under our By-Laws, as amended and restated (the “Bylaws”), the Corporate Secretary must receive any nomination for director on or before October 28, 2022, for consideration at the 2023 Annual Meeting of Shareowners. In addition, in accordance with our Bylaws, any shareowner entitled to vote for the election of directors may nominate persons for election to the Board if such shareowner complies with the procedures set forth in the Bylaws, and summarized under “Questions and Answers About the Meeting” under Question 17, “How do I make a shareowner proposal for the 2023 Annual Meeting of Shareowners?” The NCGC did not receive any recommendations from any shareowners in connection with the Meeting.

The NCGC and the Board believe that the current Board is composed of highly talented individuals with diverse backgrounds, skills, professional and industry experience, and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareowners.

Annual Director Performance Evaluations

As required by our Corporate Governance Guidelines, the Board conducts an annual evaluation of its performance. The Board has the authority to retain advisors or consultants and to provide for their compensation by the Company, as the Board deems appropriate, to assist in designing and implementing this evaluation.

All Board members participate in the annual Board evaluation, which is administered by the NCGC. The assessment focuses on the following areas: Board structure and leadership, logistics, conduct of the meetings, discharge of Board responsibilities, and Board culture and ethics. Directors also are asked to identify ways to improve the effectiveness of the Board. During fiscal year 2021 to supplement written Board evaluations, the NCGC Chair interviewed each Board member to solicit their views on the Board’s performance. The results of the interviews were shared with the NCGC and discussed with the Board. Feedback from the leadership team was also provided to the Board informally at the Board’s request. Each of the Audit Committee, the NCGC and the Leadership Development and Compensation Committee (“LDCC”) also conducts a self-evaluation administered by the committee chair on an annual basis.

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Corporate Governance and Related Matters

Our business and affairs are managed under the direction of the Board. Directors are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices we follow are summarized below.

Corporate Governance Documents

The following documents are available at https://investor.njresources.com/governance/governance-documents/default.aspx:

•

Corporate Governance Guidelines

•

the charters of the Audit Committee, LDCC and NCGC

•

the Bylaws

•

the NJR Code of Conduct

•

the Wholesale Trading Code of Conduct

Diversity metrics and our Employer Information Report (“EEO-1”) are available at https://www.njresources.com/pdf/ eeo1_wall_go_corporate_2020.pdf

A printed copy of each of these documents is available free of charge to any shareowner who requests it by contacting the Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Board Meetings and Attendance at Annual Meeting of Shareowners

During fiscal year 2021, there were six meetings of the Board. Each director attended more than 75 percent of the combined meetings of the Board and the committees on which the director served during the fiscal year. We encourage all directors to attend our annual shareowners’ meetings. All of the directors serving at the time of the 2021 Annual Meeting of Shareowners attended the annual meeting.

Board Standards of Independence

The Board sets our independence standards, which provide that a majority of the Board must be “independent” as that term is defined in our Corporate Governance Guidelines and rules of the New York Stock Exchange (“NYSE”) and the SEC as in effect from time to time. For a Board member or nominee to qualify as independent, the Board must determine that the person and his or her immediate family members do not have a material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us) or any of our affiliates. Our Corporate Governance Guidelines are available on our website at investor.njresources.com under the caption “Governance.” The Board evaluates the independence of directors and nominees annually. Under the categorical standards adopted by the Board, a member of the Board is not independent if:

•

the director is, or has been within the last three years, our employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company

•

the director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•

(i) the director is a current partner or employee of a firm that is our internal or external auditor; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) the director or an immediate family member was, within the last three years, a partner or employee of such a firm and personally worked on our audit within that time;

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•

the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•

the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent, of such other company’s consolidated gross revenues.

The Board will also consider a director’s charitable relationships. Contributions to tax-exempt organizations are not considered payments for purposes of the test in the final bullet point above, provided that we are required to disclose in our annual proxy statement any such contributions made by us to any tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from us to the organization exceeded the greater of $1 million, or two percent, of such tax-exempt organization’s consolidated gross revenues.

For purposes of the above independence standards, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) who shares such person’s home. When applying the look-back provisions set forth above, the Board need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

With the exception of Mr. Westhoven, the President and Chief Executive Officer, the Board has affirmatively determined that each current member of the Board is independent. Additionally, we made no contributions during fiscal year 2021 to any charitable organization in which an independent director had served as an executive officer within the preceding three fiscal years in an amount in excess of the greater of $1 million, or two percent, of the charitable organization’s consolidated gross revenues.

Changes in Board Member Principal Occupation

Any director who changes his or her principal occupation or employment, or leaves or retires from the business with which such occupation or employment was carried out must submit a letter of resignation to the Chairman of the Board. The letter will be submitted to the NCGC, which will make a recommendation to the Board regarding such director’s continued service on the Board. The Board will then determine whether to accept such resignation.

Certain Relationships and Related Person Transactions

Our Board has adopted a written related person transaction policy, which is managed by the Audit Committee. The policy generally provides that we may enter into a related person transaction only if:

•

the Audit Committee reviews, approves or ratifies such transaction in accordance with the guidelines set forth in the policy,

•

the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party,

•

the transaction is approved by the disinterested members of the Board, or

•

the transaction involves compensation approved by the LDCC.

If management recommends a related person transaction, the Audit Committee will review that transaction and determine whether to approve or disapprove it. When our General Counsel, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines it is not practicable or desirable to wait until the next Audit Committee meeting for approval of a particular transaction, the Chairman of the Audit Committee has authority to act on behalf of the Audit Committee. The Audit Committee or the Chairman approves only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our shareowners, as determined in good faith. Management will update the Audit Committee as to any material change to a proposed related person transaction at a subsequent Audit Committee meeting.

For purposes of this policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended. Our Statement of Policy With Respect to Related Person Transactions is available on our website at investor.njresources.com under the caption “Governance.”

Except as discussed below, there have been no related person transactions or proposed transactions since the beginning of fiscal year 2021 between the Company and our directors or executive officers, either directly or indirectly.

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Andrew Westhoven, the brother of our President and Chief Executive Officer, is employed by NJRCEV, a wholly-owned subsidiary of NJR, serving as Senior Project Manager-Construction and Engineering. The total compensation paid to Andrew Westhoven during 2021 was within the range set for employees with comparable qualifications and responsibilities who hold similar positions at the Company (salary of $128,800 to $199,800, plus short-term annual incentive compensation targeted between 15 and 50 percent of salary). He also received health insurance and other benefits available to all other employees in similar positions. His compensation was determined in accordance with our compensation practices applicable to all other employees who hold similar positions. Stephen D. Westhoven did not and does not have any direct responsibility for reviewing his brother’s work or any influence over his brother’s compensation or the other terms of his employment. The Audit Committee reviewed, approved and ratified the compensation of Andrew Westhoven.

Ms. Hardwick, a director on our Board, has served as the Executive Vice President and Chief Financial Officer of American Water Works Company, Inc., a NYSE-traded water and wastewater utility, since July 2019. NJR, through NJRCEV, is in the process of developing a net-metered rooftop, carport, and ground-mounted solar project serving a water treatment plant owned and operated by American Water Works on its property in Somerset, New Jersey. Under the proposed project, all of the electrical output will be sold to American Water Works under a power purchase agreement. NJRCEV plans to invest approximately $18.1 million in connection with the project, which was negotiated on arm’s-length terms. Although Ms. Hardwick has no involvement with the proposed project and will not receive any compensation in connection therewith, the proposed transaction was referred to and approved and ratified by the Audit Committee.

Board Refreshment and Succession Planning

The Board recognizes the importance of Board refreshment and succession planning to ensure that our directors collectively have the skills, experience and qualifications necessary for the Board to successfully establish and oversee management’s execution of the Company’s strategic priorities. (See “Election of Directors” above for a discussion of the key qualifications considered by the NCGC in evaluating candidates for the Board.) The Board has taken certain actions to promote thoughtful Board refreshment as discussed below.

Director Retirement Policy

The Company’s Corporate Governance Guidelines provide that no director may serve beyond the date of the first annual meeting of shareowners following her or his 75th birthday. Only under extraordinary circumstances, as determined by the Board, may a retired director remain as a director emeritus.

Board Succession Planning Activities

By the 2024 annual meeting of shareowners, we expect at least four director retirements due to the mandatory retirement age. With these expected retirements, the NCGC is regularly discussing Board succession planning and refreshment.

As our longest-tenured directors retire from the Board in accordance with our mandatory retirement age policy, we are engaged in director recruitment efforts to help ensure that the size and expertise of the Board are maintained at the level the Board believes appropriate and in alignment with the strategic direction of our Company.

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Board Leadership Structure

Board Leadership Structure

The Board does not have a policy on whether the roles of the Chief Executive Officer and Chairman of the Board should be separate or, if they are to be separate, whether the Chairman should be independent. Given our current circumstances and operating strategies, we believe having a separate Chairman of the Board and Chief Executive Officer, supported by independent standing Board committees, is the most appropriate structure for our shareowners and us and demonstrates clear leadership to our employees, shareowners and other stakeholders. Nevertheless, the Board believes that the absence of a policy requiring either the separation or combination of the roles of Chairman and Chief Executive Officer provides the Board with the flexibility to determine the best leadership structure in the future. As part of the Board’s annual assessment process, the Board evaluates our board leadership structure to ensure it remains appropriate.

Mr. Correll has served as our independent Chairman of the Board since January 2020.

As our independent Chairman of the Board, Mr. Correll ensures that the independent directors play a leading role in our current leadership structure. The Chairman of the Board is in frequent contact, and regularly consults, with Mr. Westhoven, our Chief Executive Officer. The Chairman of the Board is elected annually by the independent directors and ensures that the Board operates independently of management and that shareowners have an independent leadership contact. The Chairman of the Board also presides over the executive sessions of the non-management directors.

Our independent Chairman of the Board has the following specific roles and responsibilities:

•

Ensures that the Board and its committees function independently of management

•

Chairs Board meetings

•

Develops the agenda for the Board meetings and schedules for Board and committee meetings

•

Provides advice and counsel on Board meeting schedules to ensure there is sufficient time for all agenda items

•

Calls meetings and sets agendas for executive sessions of the independent directors

•

Evaluates and oversees the quality, quantity and timeliness of the information submitted by management to the independent directors

•

Acts as a liaison between the independent directors and senior management

•

Confers with the NCGC Chair as to the membership of the various committees and committee chairs

•

Coordinates with the NCGC Chair in the performance evaluation of the Board and its committees

•

Coordinates with the LDCC in the performance evaluation of the Chief Executive Officer

•

Is available for consultation and direct communication, under appropriate circumstances, if requested by major shareowners

•

Retains advisors and consultants at the request of the independent directors

•

Performs such other duties and responsibilities as may be delegated to the Chairman by the Board from time to time

The Board has four standing Committees: the Audit Committee, the LDCC, the NCGC and the Executive Committee. With the exception of the Executive Committee, each committee is composed solely of independent directors.

Board Review of Committee and Subsidiary Board Roles and Structure

Management and the Board periodically review the roles, structure and meeting practices of the Board’s committees and NJR’s subsidiary boards of directors in order to ensure proper governance and to improve processes and efficiency, including improved meeting agendas and committee planners. During fiscal year 2020, management conducted a detailed survey of the Board to elicit the directors’ opinions regarding board practices and structure. To implement certain findings of this survey, management effectuated the following changes with the Board’s agreement in fiscal year 2021:

•

Restructured the boards of the principal subsidiaries of NJR, eliminating independent directors from NJRCEV, NJRES and NJR Energy Investments boards of directors;

•

Combined the role of Chairman of the NJR and New Jersey Natural Gas Company (“NJNG”) Boards; and

•

Re-assigned directors who had leadership roles that were replaced by management to subsidiary boards to provide for Committee succession planning and equitable distribution of director responsibilities.

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Board’s Role in Risk Oversight

The Board is responsible for our risk oversight. In particular, the Board reviews and oversees our various financial policies, financing programs, capital and operating plans, benefit plan management, technology projects and certain risk management policies.

Management is responsible for our risk management, including providing oversight and monitoring to ensure our policies are carried out and processes are executed in accordance with our performance goals and risk tolerance. Our management team holds regular meetings to identify, discuss and assess financial risk from current macro-economic, industry and company perspectives.

The Board’s three active standing committees are responsible for risk oversight within their respective areas of responsibility. Each committee regularly reports to the Board on these matters. Generally, the Board’s committees and subsidiary boards of directors oversee the risks detailed below.

Audit Committee

As part of its regular reporting process, management reports to and reviews with the Audit Committee our material risks, including proposed risk factors and other public disclosures, mitigation strategies, and our internal controls over financial reporting.

The Audit Committee also engages in periodic discussions with the Chief Financial Officer and other members of management regarding risks, as appropriate. The Audit Committee established an internal Risk Management Committee (“RMC”) to develop, implement and enforce risk management procedures for NJRES, NJNG and NJRCEV, and to continuously monitor our credit risk management, risks related to trading positions, and trading risk policies and procedures applicable to those entities. The RMC comprises individuals from our affiliated companies who meet approximately once a month and provides periodic reports to the Audit Committee. The RMC’s duties include evaluating the effectiveness of existing credit policies and procedures, reviewing material transactions and discussing emerging issues.

The Audit Committee continues to monitor cybersecurity risks, with a focus on major financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Audit Committee receives updates at least quarterly on technology upgrades and enhancements that impact the assessment of risk.

Leadership Development and Compensation Committee

The LDCC considers risks relating to succession planning, human resources, and human capital management, and risks that may result from our executive compensation programs.

Nominating/Corporate Governance Committee

The NCGC considers risks related to corporate governance structure, board refreshment and succession planning, corporate governance policies and practices, and risks related to environmental stewardship, sustainability and corporate social responsibility.

NJNG Board of Directors

The board of directors of NJNG, our principal wholly-owned subsidiary, is composed largely of non-management directors and enhances our operational and financial risk oversight. The NJNG board of directors typically meets on the same day as the NJR Board and, effective January 1, 2021, shares the same Chairman as the NJR Board, Mr. Correll.

Other Subsidiary Boards of Directors

Effective January 1, 2021, the boards of directors of NJR’s wholly-owned subsidiaries other than NJNG are made up of management directors. The NJR Board provides operational and financial risk oversight to the Company’s principal subsidiaries, and frequently discusses material risks and operations of those businesses.

We believe the current leadership structure of the Board supports the risk oversight functions described above by providing independent leadership at the committee and subsidiary board level, with ultimate oversight by the full Board, led by the independent Chairman of the Board.

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Board’s Role in Human Capital Management

Our Board believes that human capital management is an important component of our continued growth and success and is essential to our ability to attract, retain and develop talented and skilled employees. We pride ourselves on a culture that respects co-workers and values concern for others. Fostering a culture and environment that values diversity and ethics helps create an inclusive organization where we embrace, leverage and respect the differences of our employees, customers and the communities where we live, work and serve.

Management regularly reports to the LDCC on human capital management topics, including corporate culture, diversity, equity and inclusion, employee development, and compensation and benefits. Additionally, our Diversity and Inclusion website provides detailed reporting on the demographic make-up of our workforce and includes a link to our EEO-1 report at https://www.njresources.com/pdf/ eeo1_wall_go_corporate_2020.pdf. The LDCC has regular involvement in talent retention and development, and succession planning, and the Board provides input on important decisions in each of these areas. The Board has primary responsibility for Chief Executive Officer succession planning and monitors management’s succession plans for other key executives. The Board believes that maintaining a strong management team is the best way to prepare for an unanticipated executive departure.

Each year, we conduct an employee feedback survey designed to help us measure overall employee engagement. The feedback employees provide during the survey helps us evaluate employee programs and benefits and monitor our current practices for potential areas of improvement. Our LDCC reviews the results of that survey.

Information About the Board’s Committees

The Board has four standing committees to assist with the performance of its responsibilities. Each committee (except the Executive Committee) operates under a written charter that is available on our website at investor.njresources.com under the caption “Corporate Governance.” All members of every committee except the Executive Committee are independent as defined in the NYSE listing standards and our own independence standards.

Audit Committee
Members: Gregory E. Aliff (Chair) Donald L. Correll James H. DeGraffenreidt, Jr.* Robert B. Evans M. Susan Hardwick Thomas C. O’Connor George R. Zoffinger Meetings Held: Eight *Effective January 1, 2022	Independence
All members meet the additional independence requirements prescribed by the NYSE and the SEC for members of an audit committee.
Additional Qualifications

All members are “financially literate” and have accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. The Board has also determined that each member of the Audit Committee is an “audit committee financial expert,” as such term is defined in SEC rules.

Responsibilities
•

Oversees management’s responsibilities for accounting, internal control over financial reporting and financial reporting

•

Selects, appoints, compensates and oversees the independent registered public accounting firm approves the retention of, and retains, such firm, for any other purposes; and approves the audit and non-audit fees we pay to such firm

•

Reviews the scope and the results of the work of the independent registered public accounting firm and internal auditors

•

Reviews the adequacy of internal control over financial reporting

•

Monitors major financial risk and cybersecurity risk exposures

•

Prepares the Audit Committee Report

The functions and responsibilities of the Audit Committee are described in more detail in the “Audit Committee Report.”

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Leadership Development and Compensation Committee
Members: Sharon C. Taylor (Chair) Donald L. Correll Jane M. Kenny Thomas C. O’Connor* David A. Trice Meetings Held: Four *Effective January 1, 2022	Independence

The Board has determined that all members meet the additional independence requirements prescribed by the SEC and the NYSE for members of a compensation committee. No member of the LDCC was at any time an officer or employee of the Company or any of our subsidiaries, or is related to any other member of the LDCC, any other member of the Board, or any executive officer of the Company.

Responsibilities
•

Oversees the performance and qualifications of senior management and interprets, implements and administers the annual compensation and benefits for all of the Company’s and our subsidiaries’ officers

•

Reviews and approves financial corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers

•

Evaluates the performance of our Chief Executive Officer and our other executive officers in light of those goals and objectives

•

Determines and approves compensation levels for our Chief Executive Officer and our other executive officers based on this evaluation

•

Makes recommendations to the Board with respect to annual and long-term incentive compensation plans; and evaluates the performance of, and determines the salaries, incentive compensation and executive benefits for officers

•

Administers our equity-based and other executive compensation plans

•

Oversees our leadership development, including by reviewing our succession planning for senior management, officer promotions and affirmative action and diversity plans

•

Reviews all our executive compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to us

•

Follows regulatory and legislative developments and considers corporate governance best practices

•

Prepares the Report of the LDCC

For additional information regarding the compensation-related activities of the LDCC, see the sections entitled “Compensation Discussion and Analysis” and “Report of the Leadership Development and Compensation Committee.”

The Chairman of the LDCC works with our Chief Executive Officer, Senior Vice President and Chief Human Resources Officer and our Senior Vice President and General Counsel to establish the agenda for LDCC meetings. The Senior Vice President and Chief Human Resources Officer and management personnel reporting to her prepare data and materials for review by the LDCC using market data from both broad-based and targeted national and regional compensation surveys. Competitive industry analysis is enhanced through review by the LDCC’s independent compensation consultant of peer company proxy data, information from professional research consortia, and nationally recognized compensation databases.

The LDCC reviews the performance and compensation of our Chief Executive Officer with input from the full Board (in the form of written evaluations) and our Chief Executive Officer’s self-evaluation. The LDCC approves the compensation of the other executive officers based upon the evaluation and recommendation of our Chief Executive Officer and its own review of each executive officer’s individual performance highlights. When it deems appropriate, the LDCC engages its independent compensation consultant or other appropriate advisors to analyze compensation trends and competitiveness of pay packages.

Our Board remains focused on its responsibilities in the areas of succession planning and talent development to ensure strong internal leadership capabilities that will support NJR’s strategic plan. The Chief Executive Officer provides a review of the performance and long-term leadership potential of our team, including possible succession candidates for key leadership positions. The Board engages outside resources as needed to assist with the succession planning process. The Board also has developed a confidential plan for emergency succession in the event the Chief Executive Officer or certain other executive officers are unable to perform their duties.

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Nominating/Corporate Governance Committee
Members: Jane M. Kenny (Chair) James H. DeGraffenreidt Sharon C. Taylor David A. Trice George R. Zoffinger Meetings Held: Five	Responsibilities
•

Assesses the corporate needs for an effective Board

•

Makes recommendations to the Board regarding Board composition, size, compensation, skills and talent needs

•

Identifies individuals qualified to be directors, consistent with the criteria approved by the Board and set forth in the Corporate Governance Guidelines (for information on the nomination process see “Director Nominations and Evaluations Processes”)

•

Leads the annual self-evaluation performance review of the Board

•

Recommends to the Board the selection of nominees for election to the Board

•

Recommends to the Board the individual directors to serve on the committees of the Board

•

Recommends to the Board corporate governance guidelines and oversees related governance matters

•

Advises the Board on environmental stewardship, sustainability and matters that impact corporate social responsibility, advocacy and our reputation, including the Company’s sustainability reporting

•

Fulfills its oversight responsibility for risk management by periodically assessing and responding to, as appropriate, material risks that may arise in connection with governance structures and processes

For information on how to nominate a director see “Director Nominations and Evaluations Processes.”
Executive Committee
Members: Donald L. Correll (Chair) Gregory E. Aliff Jane M. Kenny Sharon C. Taylor Stephen D. Westhoven Meetings Held: None

Responsibilities

•

During the interval between meetings of the Board, the Executive Committee is authorized under our Bylaws to exercise all powers of the Board, unless specifically directed otherwise by the Board or otherwise proscribed by law.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that set forth the practices of the Board, including the following:

•

qualification, selection and election of directors

•

director orientation and continuing education

•

director responsibilities

•

Board composition and performance

•

director access to management and independent advisors

•

director compensation and share ownership guidelines

•

management evaluation and succession

•

policies regarding a Lead Director, if applicable

•

meetings of the non-management directors

•

the policy on communicating with the non-management directors

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Compensation Committee Interlocks and Insider Participation

No member of the LDCC was at any time an officer or employee of the Company, or is related to any other member of the LDCC, any other member of the Board or any executive officer of the Company.

Code of Business Conduct and Ethics

The Board has adopted a Code of Conduct that applies to all directors, officers, employees, temporary employees, agents, contractors and vendors of the Company. The Code of Conduct, which was most recently amended in May 2021 also satisfies SEC rules that require a code of conduct specifically for the principal executive officer and senior financial officers. The Board has also adopted a Wholesale Trading Code of Conduct, which applies to all officers, employees, agents and others authorized to act on the Company’s behalf who are directly or indirectly involved in the submission of offers or bids to buy or sell natural gas or pipeline or storage capacity. Together, these two codes of conduct form the foundation for compliance with all corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and the high integrity level of our employees. These codes of conduct cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Copies of these codes of conduct are available on our website at investor.njresources.com under the caption “Corporate Governance.”

Communications with the Board

Any shareowner or interested party wishing to communicate with the Chairman, the non-management directors, any Board committee or specific individual director on an anonymous basis may do so by calling Ethicspoint, Inc., an unaffiliated toll-free hotline service, at 1-866-384-4277 or by submitting a report via a secure website at www.ethicspoint.com. Ethicspoint, Inc. will then forward all communications to the General Counsel and Chief Compliance Officer, the Chairperson of the Audit Committee, and the Chairman by the next business day. In addition, any shareowner may communicate in writing to non-management directors by mailing communications to them c/o New Jersey Resources Corporation, 1415 Wyckoff Road, P.O. Box 1468, Wall, New Jersey 07719, Attention: Chairman of the Board, Donald L. Correll. The Chairman of the Board and his duly authorized agents are responsible for collecting and organizing shareowner communications with the Board.

Each credible complaint that is received will be reviewed and investigated by one or more of the General Counsel and Chief Compliance Officer, the Chair of the Audit Committee and the Chairman of the Board, or such other person that the Chairman of the Board determines to be appropriate, unless the Board creates a separate sub-committee to handle the investigation.

Director Compensation

The Board, at the recommendation of the NCGC, sets compensation for directors who are not employees of either the Company or our subsidiaries. Compensation of the non-employee directors is determined pursuant to the Non-Employee Director Compensation Plan, as amended, which was enacted pursuant to the 2017 Stock Award and Incentive Plan (the “2017 Plan”). The NCGC reviews the form and amount of compensation of non-employee directors at least once a year to ensure the directors are being compensated appropriately. In September 2020, the NCGC considered a competitive review of director compensation among the Company’s peer group companies that was prepared by Frederic W. Cook & Co., Inc. (“FW Cook”), an independent compensation consultant. For information on the peer group, see “The Compensation Review Process—Fiscal Year 2021 Peer Group” and see “The Compensation Review Process—Role of Compensation Consultant” for more information on FW Cook and its role.

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Based on FW Cook’s review, which captured trends and recent developments as well as market data, the NCGC recommended and the Board approved effective January 1, 2021, an increase in the value of the annual cash retainer from $78,000 to $84,000.

Compensation for directors who were not officers of the Company or our subsidiaries is detailed in the below table.

Director Annual Cash Retainer(1)	$84,000
Director Annual RSU Retainer (in Common Stock equivalent)(2)	$110,000	(the number of RSUs based upon the closing price of a share of Common Stock on the date of the grant)
Non-Executive Chairman Annual Cash Retainer(1)	$40,000
Non-Executive Chairman RSU Retainer(2)	$40,000
Annual Retainer - Committee Members
Audit Committee	$13,000
LDCC	$7,000
NCGC	$7,000
Additional Annual Retainer for Committee Chairs:
Audit, LDCC, NCGC	$15,000
NJNG Board Retainer
Member(3)	$9,000
Additional Annual Retainer- NJNG Board Lead Director	$15,000
(1)

Cash retainers will be paid in two equal semi-annual installments, as soon as practicable after the annual meeting of shareowners and after the July Board meeting. The cash retainers are pro-rated for directors who serve only a portion of the year.

(2)

Grants of the annual equity retainer in the form of RSUs will be made at the time of the annual meeting of shareowners. The number of RSUs will be based upon the closing price of a share of Common Stock on the date of the grant. The RSUs will accrue dividends and will vest on the earlier of (i) the first anniversary of the grant date or (ii) the date of the following annual meeting of shareowners. The RSUs will be prorated through a director’s termination date if a director leaves the Board before the RSUs have vested. Upon vesting, the RSUs and accrued dividends will be converted into shares of Common Stock. The equity retainers are pro-rated for directors who serve only a portion of the year.

(3)

NJNG Board member annual retainers and any additional meeting fees are based upon each member only being compensated for one meeting when joint Boards of Directors meetings occur.

Generally, we do not pay meeting fees to the directors. However, in the event of extraordinary circumstances resulting in an unusually high number of Board or committee meetings in a given year, the Board retains discretion to pay an additional per meeting fee of $1,500 to each attending non-employee director that is a member of such Board or committee.

Pursuant to our 2017 Plan, each non-employee director’s annual cash and equity compensation is limited to no more than $500,000 per fiscal year (calculating the value of any equity compensation based on the grant date fair value). Exceptions can be made only for a non-executive chair of the Board or, in extraordinary circumstances in the LDCC’s discretion, other individual non-employee directors.

Directors’ Deferred Compensation Plan

Non-employee directors of the Company are eligible to defer up to 100 percent of their Board compensation under the NJR Directors’ Deferred Compensation Plan (the “Directors’ Deferred Compensation Plan”). This includes the deferral of the payment of annual Board and committee retainers, and Board meeting fees and committee meeting fees, if any. At the director’s election, deferred amounts are credited to either an “interest account” or a “stock account.”

If deferred amounts are credited to a stock account, such account initially is credited with a number of shares based on the closing price of our Common Stock on the date we allocate such fees (no later than 90 days after the deferred fees would have been paid) and thereafter is credited with additional shares based on the deemed reinvestment of dividends. An interest account is credited monthly with interest at a rate equal to the Prime Rate listed in the Wall Street Journal plus two percent, based on the average daily balance credited to the account for that month. The rate is adjusted on a monthly basis. At the election of participating directors, deferred balances in the stock and interest accounts are payable within five years of deferral, or after termination of Board service in a lump sum or in installments over a period not to exceed five years after termination of Board service.

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Fiscal Year 2021 Director Compensation

The following table presents information relating to total compensation of our non-employee directors for the fiscal year ended September 30, 2021.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Gregory E. Aliff	112,000	110,000	—	58	222,058
Donald L. Correll	153,000	150,000	—	58	303,058
James H. DeGraffenreidt, Jr.	100,000	110,000	—	58	210,058
Robert B. Evans	106,000	110,000	—	58	216,058
M. Susan Hardwick	97,000	110,000	—	58	207,058
M. William Howard, Jr.	107,000	110,000	—	58	217,058
Jane M. Kenny	113,000	110,000	—	58	223,058
Thomas C. O’Connor	97,000	110,000	—	15,308	222,308
Sharon C. Taylor	122,000	110,000	16,296	58	248,354
David A. Trice	98,000	110,000	—	10,058	218,058
George R. Zoffinger	104,000	110,000	16,917	58	230,975
(1)

This column reports the amount of cash compensation earned in fiscal year 2021 for Board (including NJNG Board) and committee service. For fiscal year 2021, each non-employee director received an annual cash retainer of $84,000. Mr. Correll received an additional cash retainer of $40,000 for his service as Chairman of the Board.

(2)

These amounts are calculated in accordance with the share-based compensation provisions of Financial Accounting Standards Board (“FASB”) ASC Topic 718. Each director serving on January 1, 2021, received an annual retainer of 3,079.507 RSUs valued at $110,000 based on the grant date closing price of $35.72 on January 20, 2021. Mr. Correll received a total retainer of 4,199.328 RSUs valued at $150,000 based on the grant date closing price of $35.72 on January 20, 2021, reflecting his additional retainer as Chairman of the Board.

(3)

Amounts in this column show the amount contributed by us in fiscal year 2021, as we provide a return on directors’ deferred compensation in interest accounts at the Prime Rate listed in the Wall Street Journal plus two percent as part of our Directors’ Deferred Compensation Plan.

(4)

Amounts in this column do not represent compensation paid to any non-employee directors. Instead, these amounts reflect contributions made in fiscal year 2021 as part of our overall support of charitable organizations under our Matching Gift Program and premiums we paid in fiscal year 2021 for a directors and officers travel insurance policy in the amount of approximately $58 per director.

Non-Employee Director Share Ownership Guidelines

All non-employee directors are required to own shares of our Common Stock with a market value equal to five times the annual cash retainer. This requirement is designed to ensure that non-employee directors acquire and retain a meaningful and significant ownership interest in the Company during their tenure on the Board to foster a mutual interest between Board members and shareowners of the Company. We expect non-employee Board members to retain at least 50 percent of the Common Stock received from the Company as part of their annual stock retainer until they meet the share ownership requirements. All of our non-employee directors are in compliance with these guidelines.

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Stock Ownership

Principal Shareowners

The following table sets forth, as of November 30, 2021, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than five percent of the outstanding shares of such stock.

Name and Address of Beneficial Owners	Number of Shares		Percent of Class(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	14,686,757	(2)	15.3%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	9,947,077	(3)	10.4%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	9,936,165	(4)	10.4%
(1)

The percentages shown in the table are based on 95,954,871 shares of Common Stock outstanding on November 30, 2021.

(2)

As reported on an Amendment No. 11 to Schedule 13G filed with the SEC on January 26, 2021. BlackRock, Inc. held sole voting power over 14,249,684 shares of Common Stock and sole dispositive power over 14,686,757 shares of Common Stock. The number of shares of Common Stock owned by BlackRock may have changed since the filing of Amendment No. 11 to Schedule 13G.

(3)

As reported on an Amendment No. 1 to Schedule 13G filed with the SEC on June 10, 2021. State Street Corporation reported that it held shared voting power over 9,587,134 shares of Common Stock and shared dispositive power over 9,947,077 shares of Common Stock. The number of shares of Common Stock owned by State Street may have changed since the filing of Amendment No. 1 to Schedule 13G.

(4)

As reported on an Amendment No. 13 to Schedule 13G filed with the SEC on February 10, 2021. The Vanguard Group, Inc. reported that it held shared voting power over 95,725 shares of Common Stock, sole dispositive power over 9,760,273 shares of Common Stock, and shared dispositive power over 175,892 shares of Common Stock. The number of shares of Common Stock held by The Vanguard Group, Inc. may have changed since the filing of Amendment No. 13 to Schedule 13G.

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Directors and Executive Officers

The following table sets forth, as of November 30, 2021, the beneficial ownership of our Common Stock of each of the directors, each of our executive officers listed in the Summary Compensation Table below, and all of our directors and executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares (or shares such powers with his or her spouse). The beneficial ownership of each director and executive officer is less than one percent of the outstanding shares. The shares owned by all such persons as a group constitute approximately 0.68 percent of the total shares of Common Stock outstanding.

Name	Amount and Nature of Beneficial Ownership(1)(2)(3)
Gregory E. Aliff	7,406
Donald L. Correll	35,017
Amy Cradic	8,981
James H. DeGraffenreidt, Jr.	11,179
Robert B. Evans	39,665
M. Susan Hardwick	5,289
M. William Howard, Jr.	28,987
Jane M. Kenny	34,324
Patrick J. Migliaccio	22,894
Amanda E. Mullan	25,607
Thomas C. O’Connor	15,594
Timothy F. Shea	24,085
Sharon C. Taylor	41,478
David A. Trice	44,161
Nancy A. Washington(4)	10,720
Stephen D. Westhoven	160,168
George R. Zoffinger	111,843
All Directors and Executive Officers as a Group (20 Persons)	654,742
(1)

Each individual has furnished information as to the amount and nature of beneficial ownership not within our knowledge.

(2)

Includes deferred shares of Common Stock held by the directors and executive officers pursuant to the Directors’ Deferred Compensation Plan or the Officers’ Deferred Compensation Plan over which they have sole voting power but no investment power, as follows: Mr. Aliff — 4,243 shares, Mr. Correll — 27,146 shares, Ms. Hardwick — 2,127, Mr. Howard —11,568 shares, Ms. Kenny — 11,567 shares, Mr. O’Connor — 12,431 shares, Ms. Taylor — 24,882 shares, Mr. Trice — 29,414 shares, Mr. Zoffinger — 105,608 shares, Mr. Shea — 644 shares and all directors and executive officers as a group—233,436 shares.

(3)

Includes unvested Restricted Stock Units vesting within 60 days of the Record Date.

(4)

Based on our knowledge of Ms. Washington’s beneficial ownership. Ms. Washington’s employment ceased with the Company effective May 3, 2021.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table presents information, as of September 30, 2021, with respect to equity compensation plans under which shares of Common Stock are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareowners	549,267	—	2,553,497
Equity Compensation Plans Not Approved by Shareowners(3)	—	—	—
TOTAL	549,267	—	2,553,497
(1)

There are no outstanding options, warrants or rights. This amount includes restricted stock units, deferred retention stock units and performance share units that may vest based upon certain conditions and would be paid in the form of shares of Common Stock on a one-to-one basis upon vesting. This amount does not include outstanding shares of restricted stock. Assumes vesting at the maximum payout level for performance-based awards.

(2)

There is no weighted-average exercise price for this column as none of the outstanding awards have an exercise price.

(3)

We do not have equity compensation plans that have not been approved by shareowners.

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Compensation Discussion and Analysis

This discussion and analysis of our compensation program for named executive officers should be read in conjunction with the tables and text elsewhere in this Proxy Statement that describe the compensation awarded to, earned by, or paid to the named executive officers.

Executive Summary

The Compensation Discussion and Analysis explains the process the LDCC of the Board uses to determine compensation and benefits for the following individuals, who were our “named executive officers” for the fiscal year ended September 30, 2021, and to provide the rationale and context for those compensation decisions.

Stephen D. Westhoven	President and Chief Executive Officer
Patrick J. Migliaccio	Senior Vice President and Chief Financial Officer
Amy Cradic	Senior Vice President and Chief Operating Officer of Non-Utility Businesses, Strategy and External Affairs
Amanda E. Mullan	Senior Vice President and Chief Human Resources Officer
Timothy F. Shea	Vice President, NJR Energy Services Company
Nancy A. Washington	Former Senior Vice President and General Counsel(1)
(1)

Ms. Washington separated from the Company, effective May 3, 2021. Compensation information regarding Ms. Washington is included in certain tables and descriptions, as applicable. However, where compensation decisions were not made regarding Ms. Washington, because she was no longer serving as the Senior Vice President and General Counsel, no tabular or narrative description is provided.

Compensation of our named executive officers is determined under our compensation and benefits program for senior executives, which is governed by the LDCC. Information with respect to the LDCC can be found on page 22 of this Proxy Statement.

At our 2021 Annual Meeting of Shareowners, 96.1 percent of the votes cast on the “say-on-pay” proposal were voted in favor of the compensation we paid to our named executive officers. As shown below, shareowner response to our executive compensation has been favorable.

The LDCC believes that the shareowner vote confirms the philosophy and objective of linking our executive compensation to performance, our commitment to stakeholders, enhancement of our shareowner value and executive leadership. We view this level of shareowner support as an affirmation of our current pay practices and, as a result, no significant changes were made to our executive compensation pay practices for fiscal year 2021. Our Board and the LDCC will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

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Our Guiding Philosophy

Our compensation philosophy is guided by the principle of pay-for-performance. While aligning each executive’s compensation with our short-term and long-term business goals, we aim to provide the incentives needed to attract, motivate, reward and retain our management talent, which is crucial to our long-term success.

Developments in our Executive Compensation Program for Fiscal Year 2021

During fiscal year 2021, we undertook our annual review of our executive compensation practices to ensure that our plans and practices support the goals of the organization and are competitive with industry practice, and consistent with the best interests of our shareowners. As a result of that review, the LDCC made no significant changes to the executive compensation program for fiscal year 2021, which featured the following:

•

An Officer Incentive Program for fiscal year 2021 (the “2021 OIP”), which consists of goals that need to be met to earn an annual short-term incentive award, including NFE(1) goals, Commitment to Stakeholders (“CTS”) operational measures (several of which link to sustainability goals), and individual leadership goals.

•

The NJRES Annual Incentive Plan for fiscal year 2021 (the “2021 NJRES AIP”), which requires achievement of an NFE-based performance hurdle for the officers of NJRES.

•

A long-term equity incentive award program for our executive officers (other than Mr. Westhoven) that includes a mix of performance share awards with unique performance criteria and Time-Vested Restricted Stock Unit awards, each granted under our 2017 Plan.

•

A long-term equity incentive award package for Mr. Westhoven, consisting entirely of “at-risk” equity awards, including FY 2021 NFE Performance Share Units and FY 2021 TSR Performance Share Units along with Performance- Based Restricted Stock Units payable in three annual installments, with vesting subject to achievement of a NFEPS goal for the fiscal year ended September 30, 2021.

•

Our long-term equity incentive awards for fiscal year 2021 include non-competition and non-solicitation covenants designed to protect us from paying out awards to departed executives who engage in certain activities that could harm the Company.

To implement our pay-for-performance philosophy, the LDCC sets reasonable but rigorous goals for our 2021 OIP and performance share units granted to our named executive officers.

Fiscal Year 2021 Performance Highlights

Our Pay-for-Performance Link

Fiscal year 2021 was a year of strong performance for NJR, with financial performance exceeding our expectations. Our financial and operational performance in fiscal year 2021 largely met or exceeded the financial and operational goals set forth in our 2021 OIP, resulting in annual short-term incentive award payouts to our named executive officers participating in the 2021 OIP of 144.6 percent of their respective target award amounts. Our NFEPS for fiscal year 2021 of $2.16 greatly exceeded our initial NFE guidance range we issued in November 2020, and our total NFE of $207.7 million exceeded our target of $156.7 million. Our strong operational execution was reflected by our performance against our 2021 OIP Commitment to Stakeholders targets, which included activities that are not measured by financial metrics.

Our three-year cumulative financial performance resulted in a payout of 93 percent of the fiscal year 2019 NFE-based performance share units. However, due to below-threshold total shareowner return relative to our industry comparator group over the last three fiscal years, we did not pay out any of the fiscal year 2019 TSR-based performance share units. Additionally, because we achieved our NFE goal for the fiscal year 2020 Performance-Based Restricted Stock Units, such awards vested subject to continued service.

Delivering Strong Financial Results

(1)

NFE is a financial measure not calculated in accordance with generally accepted accounting principles ("GAAP") of the United States and is discussed in greater detail under “Net Financial Earnings Component.” For a full discussion of NFE and a reconciliation to net income, please see Appendix A.

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Progressing on our Sustainability Goals

•

Achieved goal of reducing emissions from our New Jersey operations by 50 percent of 2006 levels, well ahead of our 2030 target date, and set a new, more ambitious goal to reduce operational emissions in New Jersey by 60 percent of 2006 levels by 2030.

•

Completed construction of the Howell green hydrogen generation facility, making NJNG the first utility on the East Coast to blend this zero-carbon fuel into a natural gas distribution system.

•

Launched the largest energy-efficiency program in the history of the Company by expanding the offerings available through The SAVEGREEN Project® and making the benefits of energy efficiency more accessible to our customers.

•

Established the Coastal Climate Initiative to help restore vital saltwater wetlands in the Barnegat Bay and mitigate climate change impacts along the Jersey Shore.

•

Exceeded our goal and helped over 1,800 nonprofit community organizations, including the NJ Pandemic Relief Fund, Fulfill (formerly the Food Bank of Monmouth and Ocean Counties), and Interfaith Food Pantry to help support the needs of our communities; continued our environmental and educational programs; and completed our 244th home as a part of our Homeownership Program.

•

Named one of America’s Most Responsible Companies by Newsweek; a Most Trusted Brand, one of the Best Utilities to do Business with and an Environmental Champion according to Cogent Reports 2021 Utility Trusted Brand and Customer Engagement Study by Escalent.

Growing Our Businesses and Meeting Customers’ Energy Needs

•

Completed the Southern Reliability Link and concluded our Safety and Facility Enhancement and New Jersey Reinforcement in System Enhancements infrastructure investment programs, significantly enhancing the reliability and resiliency of our delivery system.

•

Received approval from the New Jersey Board of Public Utilities to invest $150 million over the next five years as a part of our Infrastructure Investment Program to further support the safety and reliability of our delivery system.

•

Completed our first out of state commercial solar project in Connecticut with additional projects under construction in Rhode Island and New York.

•

Increased NJR Clean Energy Ventures’ portfolio of solar assets to over 365 megawatts of installed capacity.

•

Handled approximately 85,000 service calls and 3,500 HVAC and plumbing installations through NJR Home Services and achieved a net customer retention rate of 99 percent.

Building on Our Core Strengths to Deliver More Predictable Future Results

•

Delivered an outsized performance as measured by NFE at NJR Energy Services by executing our long-option strategy and utilizing our portfolio of storage and transportation assets to bring supply to constrained markets.

•

Entered into a series of Asset Management Agreements through Energy Services to strengthen our financial profile, minimize risk and put us in position to grow our dividend and long-term NFEPS growth rate.

•

Received Notice to Proceed from FERC for the second phase of construction of our Adelphia Gateway pipeline project that, when complete, will deliver needed natural gas supply to constrained markets in the greater Philadelphia region.

•

Executed agreements at our Leaf River Energy Center with new and existing customers appreciably increasing long-term contracted revenue from our Storage and Transportation assets.

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Key Compensation Corporate Governance Practices

The LDCC and our NCGC continuously review evolving practices in executive compensation and corporate governance. We have adopted certain policies and practices that we believe are consistent with industry best practices.

WHAT WE DO
Use an appropriate balance between short-term and long-term compensation.
Use multiple performance metrics under the 2021 OIP to encourage executives to focus on financial and operational goals important to the Company and other stakeholders.
Link realized value from long-term equity incentives to absolute and relative stock price performance.
Link annual short-term incentive compensation directly to certain environmental and social goals through our Commitment to Stakeholders.
Conduct an annual review and assessment of potential and existing risks arising from our compensation programs and policies.
Maintain meaningful share ownership guidelines for our directors and executive officers.
Subject cash and equity incentive compensation paid to our executive officers to our Compensation Recoupment Policy (“Clawback Policy”).
Prohibit hedging and pledging of our stock by our directors, officers and employees.
Require a “double trigger” for acceleration of equity award grants following a change of control.
Engage an independent advisor, who performs no other work for the Company, to advise the LDCC on executive compensation matters and the NCGC on director compensation matters.
WHAT WE DO NOT DO
Enter into employment agreements with any executive officer or guarantee any executive officer a minimum base salary, bonus or equity awards.
Provide executive officers any excise tax payment or tax gross-up for change of control-related payments, or a tax gross-up on any perquisites.
Provide excessive perquisites.
Allow repricing of stock options or buyout of underwater stock options without shareowner approval.

Principles of Our Compensation Framework

The LDCC believes that the compensation program for executive officers should reward the achievement of our short-term and long-term objectives and that compensation should be related to the value created for our shareowners. Furthermore, the compensation program should reflect competitive and best practices in the marketplace. The following objectives serve as the LDCC’s guiding principles for all compensation decisions.

•

Our executive compensation and benefits should attract, motivate, reward and retain the management talent necessary to achieve our business objectives at compensation levels that are fair and competitive with those of comparable companies.

•

Compensation should be set based on the leadership and contribution of each executive officer, taking into account individual skill sets, experience and achievement.

•

Compensation should also be based upon our “Commitment to Stakeholders” key performance measures for safe, reliable, and competitively priced service; customer service; quality; valuing employees; and corporate citizenship.

•

Compensation should be linked to corporate performance as measured by financial performance and creation of long-term value for our shareowners.

•

Compensation should consist of an appropriate mix and weighting among base salary, annual short-term incentive awards and long-term equity incentive awards such that an adequate amount of each executive officer’s total compensation is performance-based or “at risk.” Further, as an executive’s responsibilities increase, the portion of “at-risk” compensation for the executive should increase as a percentage of total compensation.

•

The compensation program should incorporate safeguards to prevent executives from taking unnecessary and excessive risks.

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Elements of Our Compensation Program for Named Executive Officers

The table below describes each element available in our compensation program for executives and briefly explains how it promotes our objectives. We believe the combination of these elements provides an appropriate balance of rewards, incentives and benefits to our executives; enables us to meet our desired compensation objectives; strengthens our ability to attract and retain highly qualified individuals, and appropriately links pay to performance.

Element of Compensation	Description	How This Element Promotes Company Objectives
Annual Short-term Compensation:
Base Salary	Fixed annual compensation that provides continuous income.	Aids in both recruitment and retention; designed to be competitive in the marketplace.
Annual Short-Term Incentive Awards	Performance-based compensation for achieving established annual goals based on a combination of NFE, individual leadership and our Commitment to Stakeholders.	Motivates and rewards achievement of annual corporate objectives by providing at-risk pay opportunities linked to Company and individual performance.
Long-term Compensation:
Performance Share Awards	Grants of stock units that are payable in Common Stock and earned based on TSR performance relative to an industry comparator group and cumulative NFEPS, each over a three-year period.	Provides strong performance incentives by aligning a portion of executive compensation to long-term goals for NFEPS and relative TSR.
Time-Vested Restricted Stock Unit Awards

Grants of time-vested stock units that vest over a specified period and are payable in Common Stock. May be awarded under our long-term incentive program or used for special recognition of superior performance.

Promotes retention, increases equity ownership, and aligns executive and long-term shareowner interests by linking a portion of executive compensation to changes in Company stock price and dividend payments.

Performance- Based Restricted Stock Unit Awards	Grants of stock units with time-based vesting if we achieve annual NFEPS goals.	Provides strong performance incentives by aligning a portion of executive compensation to our financial performance, promotes retention, and supports shareowner alignment objectives.
Deferred Retention Stock Awards

Grants of deferred retention stock units that are payable in Common Stock, but only if the executive complies with non-competition and non-solicitation covenants. May be awarded under our long-term incentive program or used to recognize and reward superior performance.

Promotes retention by providing a disincentive for executives to leave us for a competitor, and aligns executive and long-term shareowner interests by linking a portion of executive compensation to changes in Company stock price and dividend payments.

Other Compensation:
Deferred Compensation	Opportunity to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles.	Enables executives to structure payments to meet personal financial needs and objectives.
Post-Termination Payments and Benefits	Payments and benefits upon termination of an executive’s employment in specified circumstances, such as retirement, death, disability or a change of control.

Provides assurance of financial security, which supports lateral recruiting and executive retention and makes it easier for executives to objectively evaluate potential changes to our strategy and structure.

Other Benefits

Executives participate in employee benefit plans generally available to our employees, including our Employees’ Retirement Savings Plan; qualified defined benefit plan for retirement allowances; medical, dental, life, accidental death and dismemberment, travel and accident and long-term disability insurance; and certain limited perquisites.

Offers fair and competitive programs to provide family protection and facilitate recruitment and retention as part of our broad-based total compensation.

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The Compensation Review Process

How We Approve Compensation Measures

Our planning process begins in May (the third quarter of our fiscal year) when management identifies financial and operational goals, performance measures, and action plans that are tied to our Commitment to Stakeholders and that will be executed by the business units. These goals, performance measures, and action plans are approved by management in August (the fourth quarter of our fiscal year) for the following fiscal year, and are typically presented to the Board in September for approval. Once approved by the Board, the financial and operational goals become the compensation measures for the executive officers and are the foundation for our Commitment to Stakeholders. These measures are communicated to the entire organization through the performance planning and evaluation process and through management presentations to employees.

Role of the LDCC and the Chief Executive Officer

Governance of our compensation program is the responsibility of the LDCC, which consists solely of independent directors. The LDCC works with management, in particular our Chief Executive Officer and the Senior Vice President and Chief Human Resources Officer, in making decisions regarding our compensation program. The LDCC reviews and considers all elements of executive compensation in setting policies and determining compensation amounts. The Chief Executive Officer is responsible for recommending to the LDCC the compensation amounts for each of our named executive officers, other than himself. Mr. Westhoven attended meetings of the LDCC, but did not participate in the portion of the meetings when his compensation or performance was discussed during fiscal year 2021.

Role of Compensation Consultant

The LDCC is authorized to retain experts, consultants and other advisors to aid in the discharge of its duties. For fiscal year 2021, the LDCC retained FW Cook as its independent compensation consultant. All work completed by FW Cook is subject to the approval of the LDCC. The independent compensation consultant’s role, with respect to the LDCC, is to provide independent advice and counsel. The independent compensation consultant was retained to (i) assist in gathering and analyzing market data, (ii) advise the LDCC on compensation standards and trends, (iii) provide an annual risk assessment of our compensation policies, (iv) assist in the implementation of policies and programs and (v) provide market data and advice with respect to non-employee director compensation. In May 2021, after considering the relevant factors, including those prescribed under SEC and NYSE rules, the LDCC determined that FW Cook had no other financial ties to the Company or our management and the work FW Cook did not have any conflicts of interest.

Prior to each meeting of the LDCC, the independent compensation consultant meets with the Chief Executive Officer or his executive officer designee and the Chair of the LDCC, followed, as deemed necessary by the LDCC Chair, by a private meeting with only the LDCC Chair. The LDCC also periodically meets in executive session with its independent compensation consultant to discuss our compensation program. During fiscal year 2021, the independent compensation consultant periodically met with management at the direction of the LDCC, participated in LDCC meetings, reviewed materials in advance of meetings, provided data to the LDCC on market trends and overall compensation design, and reviewed recommendations for base salary and annual short-term and long-term equity incentive awards for our named executive officers.

Peer Group Analysis

So that we can successfully attract and retain the high-quality executive talent critical to our long-term success, we intend that the levels of compensation available to executive officers who enhance corporate value are competitive with the compensation offered by publicly held companies that are similar to us with regard to size and industry focus. To understand the competitive market for pay and set the compensation terms for our program, we analyze the compensation programs of a peer group of companies.

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Fiscal Year 2021 Peer Group

In July 2020, with assistance from FW Cook, the LDCC undertook a comprehensive review of the peer group for fiscal year 2020 compensation and did not make any changes for fiscal year 2021. The following companies were included based on business model, similarities, size and other growth and business factors to form the peer group for fiscal year 2021 compensation (the “2021 Peer Group”):

AltaGas Ltd.	NiSource Inc.
Ameren Corporation	Northwest Natural Holding Company
Atmos Energy Corporation	Northwestern Corporation
Avista Corporation	ONE Gas, Inc.
Black Hills Corporation	PNM Resources, Inc.
Chesapeake Utilities Corporation	South Jersey Industries, Inc.
IDACORP, Inc.	Southwest Gas Holdings, Inc.
MDU Resources Group, Inc.	Spire Inc.
National Fuel Gas Company

Peer Group Positioning as of October 15, 2021

Establishing Total Direct Compensation

Total direct compensation is the sum of base salary, annual short-term incentive awards and long-term equity incentive awards. A significant portion of each named executive officer’s compensation consists of performance-based incentive awards, which only pay out to the extent the Company (or in some cases, the individual) achieves predetermined financial and strategic performance goals. The at-risk portion of total direct compensation provides increased pay for higher levels of performance and lower pay for performance below target levels.

In setting each named executive officer’s total compensation opportunity, the LDCC does not set total direct compensation or the component parts at levels designed to achieve a mathematically precise market position. Instead the LDCC reviews all components of each named executive officer’s total direct compensation to ensure such compensation meets the goals of the program. As a part of this review, the LDCC considers corporate performance, compensation survey data, the advice of its independent consultant, and the recommendations of management. The LDCC considers individual and overall Company operating performance to ensure executive compensation reflects past performance as well as future potential, and adequately differentiates among employees based on the scope and complexity of each employee’s job position, market comparisons, individual performance and experience, and our ability to pay. Our Chief Executive Officer’s performance, and the performance of each other named executive officer, is evaluated in light of our overall performance (as described in greater detail below) and non-financial goals and strategic objectives approved by the LDCC and the Board. Based on its latest review, the LDCC believes total compensation for each of the named executive officers is reasonable.

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The following table shows the target total direct compensation opportunity that the LDCC approved for fiscal year 2021.

Name	Salary(1) ($)	Target Annual Short-Term Incentive Amount(2) ($)	Long-Term Equity Incentive Value(3) ($)	Target Total Direct Compensation ($)
Stephen D. Westhoven	825,000	907,500	1,822,848	3,555,348
Patrick J. Migliaccio	440,000	264,000	562,896	1,266,896
Amy Cradic	352,000	211,200	422,968	986,168
Amanda E. Mullan	339,904	169,952	312,482	822,338
Timothy F. Shea(4)	326,398	─	─	─
Nancy A. Washington(5)	386,250	193,125	355,094	934,469
(1)

The table states the annual salary of each named executive officer as of January 1, 2021.

(2)

The target annual short-term incentive amount for Mr. Westhoven was 110 percent of annual salary. For Mr. Migliaccio and Ms. Cradic, the target short-term incentive amount was 60 percent of annual salary. For Mses. Mullan and Washington, the target amount was 50 percent of annual salary.

(3)

Represents grant date fair market value of long-term equity incentive awards granted in fiscal year 2021. For more information regarding the grant of long-term equity incentive awards in fiscal year 2021, please see “Long-Term Equity Incentive Awards.”

(4)

Mr. Shea did not have a target annual short-term incentive amount for fiscal year 2021. His compensation is described in more detail below under “Fiscal Year 2021 Annual Short-Term Incentive Award for Mr. Shea under the 2021 NJRES AIP.”

(5)

Ms. Washington separated from the Company effective May 3, 2021, and received the amounts set forth in the Separation Agreement, dated May 7, 2021 (the “Separation Agreement”).

Components of Compensation

Base Salary

Our Chief Executive Officer recommends base salary increases for our named executive officers other than himself. These recommendations are subject to review and approval by the LDCC and the Board. Base salary increases for our Chief Executive Officer are recommended by the LDCC and approved by the independent members of the Board. In setting the base salary level of each executive officer, the LDCC considers marketplace compensation data compiled and presented by its independent compensation consultant, as well as the executive’s experience level, demonstrated capabilities, time and placement in position, our geographic region, and the actual performance of the Company and the executive. No particular weight is assigned to any one factor. In November 2020, the Board approved increases in base salary for the named executive officers (of up to 10.0 percent), effective January 1, 2021.

Name	Base Salary as of 10/1/2020 ($)	Increase (%)	Increase ($)	Base Salary as of 1/1/2021 ($)
Stephen D. Westhoven(1)	750,000	10.0	75,000	825,000
Patrick J. Migliaccio (2)	400,000	10.0	40,000	440,000
Amy Cradic (2)	320,000	10.0	32,000	352,000
Amanda E. Mullan	330,004	3.0	9,900	339,904
Timothy F. Shea	316,891	3.0	9,507	326,398
Nancy A. Washington(3)	375,000	3.0	11,250	386,250
(1)

Mr. Westhoven's base salary was increased by 10.0 percent over the previous year in recognition of his efforts to develop a long-term growth and clean energy strategy during his first year as President and Chief Executive Officer and to position his compensation closer to the median of our 2021 Peer Group.

(2)

Mr. Migliaccio's and Ms. Cradic's respective base salaries were increased 10.0 percent to better align them with respect to their peers at companies in our 2021 Peer Group.

(3)

Ms. Washington separated from the Company effective May 3, 2021.

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Annual Short-Term Incentive Awards

We maintain a strong link between performance and pay within our executive compensation program by emphasizing incentives and using financial, operational and leadership measures, which we believe are key drivers of long-term value creation for shareowners. The LDCC reviews and approves the annual performance objectives for the Company and our named executive officers at the start of each fiscal year. In November 2020, the LDCC approved the 2021 OIP and the 2021 NJRES AIP.

Our objectives for the 2021 OIP and the 2021 NJRES AIP were to ensure each executive officer understands his or her individual objectives and how they could be achieved based on areas that the officer impacts, to continue the linkage to corporate results, and to provide flexibility to determine awards based on qualitative performance assessments.

2021 OIP Annual Short-Term Incentive Awards

Under the 2021 OIP, the LDCC first establishes a performance hurdle (“2021 OIP Performance Hurdle”). Generally, no awards would be paid to officers under the 2021 OIP unless the 2021 OIP Performance Hurdle was achieved. For fiscal year 2021, the LDCC established the 2021 Performance Hurdle in November 2020 of $117.5 million in NFE, which was 75 percent of the NJR target NFE amount for fiscal year 2021 of $156.7 million. NFE is explained below under “Net Financial Earnings Component.”

The target NFE amount and 2021 OIP Performance Hurdle were set below actual 2020 NFE because NJR initially forecasted fiscal year 2021 as a reset year and expected a significant decrease in NFE primarily because of a change in the accounting methodology for federal investment tax credits, as well as non-recurring technology implementation increases and higher employee costs including the impact of lower discount rates on medical and post-retirement benefits. We expect the impact of the change in the accounting policy to ultimately result in more stable and predictable NFE, particularly with respect to our Clean Energy Ventures segment.

The LDCC reserves the ability to modify, based upon its qualitative assessment, any annual short-term incentive award payable under the 2021 OIP, based upon the recommendations of the Chief Executive Officer and subject to the maximum payout limit. Our Chief Executive Officer also may recommend special recognition awards to named executive officers (other than himself) who have made significant contributions and have demonstrated a sustained level of outstanding performance. The LDCC may approve these recommended awards, and also may approve special recognition awards to the Chief Executive Officer. The Chief Executive Officer engages in extensive discussions, evaluation and review of his recommendations with the LDCC to reach a consensus on the annual short-term incentive awards.

The Chief Executive Officer uses the criteria set forth in the 2021 OIP to guide his recommendations of the target annual short-term incentive awards for the named executive officers, other than himself, to the LDCC. Each named executive officer’s annual short-term incentive award is based 50 percent on our NFE, 30 percent on the named executive officer achieving an individual leadership component, and 20 percent on the Company meeting the goals of an overall Commitment to Stakeholders component. Each of these criteria is described below. These criteria are used to balance our focus on affordability with the use of non-financial metrics that are leading indicators of the creation of long-term shareowner value. While these criteria serve as guidelines, the Chief Executive Officer has discretion to recommend a modification of the actual short-term incentive awards for each of the named executive officers (other than himself) to the LDCC. The target percentage of base salary for the annual short-term award opportunity for each of our named executive officers is set forth below.

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ANNUAL SHORT-TERM
INCENTIVE AWARDS

Name	Target Annual Short-Term Incentive Award Opportunity
Stephen D. Westhoven	110%
Patrick J. Migliaccio	60%
Amy Cradic	60%
Amanda E. Mullan	50%
Timothy F. Shea(1)	─
Nancy A. Washington(2)	50%
(1)

Mr. Shea did not have a target annual short-term incentive amount for fiscal year 2021. His compensation is described in more detail below under “Fiscal Year 2021 Annual Short-Term Incentive Award for Mr. Shea under the 2021 NJRES AIP.”

(2)

Ms. Washington separated from the Company effective May 3, 2021 and received the amounts set forth in the Separation Agreement.

Actual fiscal year 2021 short-term incentive award payments under the 2021 OIP, if earned, could range from 0 percent up to 150 percent of the target amount for each named executive officer, calculated as shown above. Amounts payable in excess of target may be paid in full, or in part, in the form of cash, restricted stock or deferred retention stock based on our Chief Executive Officer’s recommendation and LDCC approval.

Net Financial Earnings Component

NFE represents net income excluding the accounting impact and resulting volatility in our GAAP earnings due to unrealized gains and losses from certain derivative instruments, net of applicable tax adjustments. NFE is not an alternative to a measure of liquidity or financial performance derived from GAAP, such as earnings per share. We use NFE as a key performance measure for compensation purposes because we believe it strongly encourages capital discipline and better investment decisions and leads to enhanced cash flow and shareowner value. As our chief operating decision maker, our Chief Executive Officer uses NFE as a measure of profit or loss in measuring the results of our operations.

Generally, no annual short-term incentive award is payable to our named executive officers under the 2021 OIP unless we achieve the 2021 OIP Performance Hurdle. However, the LDCC retains the ability to pay an annual short-term incentive award even if we do not achieve the 2021 OIP Performance Hurdle as there may be circumstances under which the LDCC may decide that an annual short-term incentive award is still appropriate.

Once the 2021 OIP Performance Hurdle is achieved, the payout with respect to the NFE performance metric is determined as show below:

PAYOUT FOR NFE PERFORMANCE

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The 2021 OIP allows the LDCC to approve the exclusion of certain expenses in excess of budgeted amounts from the calculation of NFE for purposes of the NFE component of the annual short-term incentive award formula. These adjustments are designed to allow us to make certain investments and expenditures in years with strong financial performance at NJR without penalizing our executives. The LDCC did not make any such adjustments for fiscal year 2021. For a full discussion of NFE and a reconciliation to net income, please see Appendix A.

Leadership Component

The LDCC assesses the leadership component for our Chief Executive Officer based on a review of his performance considering his specific individual objectives for the past fiscal year. The leadership component for the other named executive officers is determined based on our Chief Executive Officer’s review of established business unit initiatives and individual performance assessments, which is then discussed and ratified by the LDCC. As part of his review, our Chief Executive Officer seeks and considers specific examples of how each named executive officer met the applicable objectives.

Commitment to Stakeholders Component

The CTS component of the annual short-term incentive award is determined based on a subset of the 69 specific performance measures (the “CTS Performance Measures”) that the LDCC views as important to our stakeholders. These measures, encompass a broad range of our activities that are not necessarily reflected in our financial metrics, including many that relate to our sustainability efforts. The CTS Performance Measures are company-wide and fall into the following five categories:

Safe, Reliable and Competitively Priced Service

Measures employee safety, system safety and reliability, service reliability and competitive pricing

Valuing Employees

Measures level of feedback to employees, leadership development, workforce relations and positive work environment

Customer Satisfaction

Measures customer care, problem resolution, billing accuracy and timely response

Quality

Measures quality of processes throughout the organization

Corporate Citizenship

Measures customer and community outreach, environmental focus, promotion of ethical behavior, and fostering of community and business relationships

The CTS Performance Measures were established by a team of employees from across our business units through a process that began early in the third quarter of fiscal year 2020. The CTS Performance Measures were reviewed by our Chief Executive Officer and Chief Financial Officer, who made further revisions to and recommendations regarding the CTS Performance Measures, which were then approved by our Chief Executive Officer.

The LDCC and management use the CTS Performance Measures to measure our overall effort to provide our customers, shareowners, communities and other stakeholders with the highest quality service and performance. Each of the CTS Performance Measures is objective and quantifiable. For instance, one way we measure corporate citizenship is by calculating the total number of employee volunteer hours and the total number of people reached by our customer and community outreach programs using data compiled at each volunteer event.

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For each of the CTS Performance Measures, a performance target was developed based upon historical company information, peer information, comparative data, trends, and, in certain cases, benchmarks required by state regulations. Performance targets were set by the appropriate business unit leaders, reviewed by our Financial Planning & Analysis Department, and approved by our senior executive team, including our Chief Executive Officer. Once approved, the CTS Performance Measures and targets were published and distributed to our employees shortly after the beginning of fiscal year 2021.

Separately, the senior executive team recommended a subset of the CTS Performance Measures to the Chief Executive Officer and the LDCC for purposes of determining the CTS component of the executives’ annual short-term incentive award. The LDCC and the Board ultimately approved a final subset of six performance measures (the “2021 Performance Measures”), weighted equally. The 2021 Performance Measures intentionally include at least one significant measure from each of the five CTS categories to encompass a broad spectrum of our performance and enable the Chief Executive Officer and the LDCC to best gauge, on a company-wide basis, how well the executive management team is fulfilling the CTS.

When determining the CTS component of the annual short-term incentive award, the LDCC, in consultation with the Chief Executive Officer, establishes threshold, target and maximum performance levels for each of the Performance Measures. The threshold level reflects performance that was believed to be achievable; the target level reflects performance that was believed to be aggressive, but attainable; and the maximum level reflects performance that was believed to be attainable by exerting exceptional efforts. Each of these Performance Measures is weighted equally and an overall average measurement is obtained. The overall average measurement reflects the average company-wide performance on the Performance Measures (each weighted equally) on a scale of 0 to 150 percent of the target goal and is used for purposes of determining the CTS component of the annual short-term incentive award. For example, if we were to meet the maximum of 150 percent of the target goal for each of the Performance Measures, the average company-wide performance amount would be 150 percent.

LINKING ESG MEASURES TO EXECUTIVE COMPENSATION

We maintain a meaningful link between executive compensation and our sustainability efforts to create long-term value in areas such as safety, human capital management and corporate citizenship by including performance metrics in our Commitment to Stakeholders that reward executives for performance with respect to:

Safety	Human Capital Management	Corporate Citizenship
Emergency response time and DART incident rate	Diversity training efficacy	Employee volunteer hours

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The table below shows the six equally-weighted Performance Measures, and indicates our threshold, target and maximum performance levels, as well as our actual performance for each of the Performance Measures during fiscal year 2021:

CTS PERFORMANCE MEASURES

The average company-wide performance equaled 123.1 percent of the target goals. This corresponded to a payout of 24.6 percent of the target payout amount for the CTS component of the annual short-term incentive award formula.

Actual Fiscal Year 2021 Annual Short-Term Incentive Award Payouts under the 2021 OIP

In November 2021, the LDCC reviewed our NFE against the 2021 OIP Performance Hurdle before considering whether each of the named executive officers other than Mr. Shea qualified for an annual short-term incentive award under the 2021 OIP as set forth below:

2021 OIP Performance Hurdle: $117.5 million NFE

2021 OIP NFE Target: $156.7 million NFE

Actual 2021 Performance: $207.7 million NFE

NFE Component

For fiscal year 2021, our NFE was $207.7 million, which corresponded to a payout amount equal to 75 percent of the total target annual short-term incentive award related to the NFE component for the named executive officers. Fiscal year 2021 was initially expected to be a “reset year” for NJR, mainly due to the change in the accounting method of federal investment tax credits. However, we delivered better-than-expected results at Energy Services, as well as positive results from our BGSS incentive program at NJNG, resulting in a maximum payout under the NFE component of the 2021 OIP calculated as follows:

NFE COMPONENT CALCULATION

(In millions)
NJR Actual NFE	NJR Target NFE	Percent of Target Payout Amount	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
$207.7	$156.7	150%	50%	75%

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Leadership Component

Our Chief Executive Officer submitted individual leadership performance reviews for each of the named executive officers for discussion and consideration by the LDCC. The LDCC reviewed each named executive officer’s 2021 individual leadership results, including results for our Chief Executive Officer, and assessed these results against such named executive officer’s objectives. Below is a summary of certain 2021 individual performance highlights for each of our named executive officers other than Mr. Shea that were factored into their 2021 annual short-term incentive award.

Name	Fiscal Year 2021 Performance Highlights
Stephen D. Westhoven
•

Delivered NFE above guidance range, largely due to strong performance at NJRES; shareowner return for fiscal 2021 was 33.4 percent.

•

Successfully placed the Southern Reliability Link into service in August 2021. Filed and advanced base rate case that includes the cost of the project.

•

Completed construction of the Howell green hydrogen generation facility, making NJNG the first utility on the East Coast to blend this zero-carbon fuel into a natural gas distribution system.

•

Advanced the Company’s ESG initiatives and implemented NJR’s new sustainability strategy with a broader focus on decarbonization.

•

Committed to a more ambitious goal to reduce New Jersey’s operational emissions by 60 percent of 2006 levels by 2030, having already exceeded the 50 percent target.

•

Received BPU approval for, and launched, the largest energy-efficiency program in the company’s history, greatly increasing customer access to energy savings.

•

Led the company through the coronavirus pandemic keeping the safety and wellbeing of our customers and employees our top priority.

•

NJNG was named one of America’s Most Responsible Companies by Newsweek; a Most Trusted Brand, Best Utilities to do Business with and an Environmental Champion according to Cogent Reports 2021 Utility Trusted Brand and Customer Engagement Study by Escalent; and NJRHS was named a National Pro Partner by Ruud.

Patrick J. Migliaccio
•

Achieved NFEPS far above initial guidance, largely due to NJRES overperformance.

•

Initiated several projects that we expect will generate significant contribution in future fiscal years.

•

Led the development of the financial strategy for NJNG's base rate case filed in 2020.

•

NJNG’s private placement was executed at pricing favorable to plan and revolving credit agreements were extended in-line with plan assumptions.

•

Five-year financial plan approved by the Board in September 2021.

•

Successfully completed Fiscal 2021 Audit and ICFR testing plans.

Amy Cradic
•

Navigated NJDEP regulatory oversight and enforcement actions to ensure successful and timely completion of critical infrastructure projects.

•

Achieved Adelphia Gateway Phase 2 FERC Notice to Proceed and remaining federal and PADEP construction permits; planned and executed a restructuring of the Adelphia Gateway project management team and construction consultants to ensure critical timelines and budgets were met and project issues were successfully addressed.

•

Developed and operationalized NJRCEV's first out-of-state solar project.

•

Led the successful restructuring of NJRES' business and talent.

•

Led the strategy, communication, and government affairs team to develop and advance NJR’s sustainability strategies and external messaging on decarbonization.

•

Developed a comprehensive public relations campaign in preparation for the announcement of the Howell Hydrogen project.

•

In partnership with the NJ Chapter of the Nature Conservancy, successfully launched our Coastal Climate Initiative and enhanced the public profile of NJR’s sustainability efforts.

Amanda E. Mullan
•

Led NJR’s business continuity efforts associated with the coronavirus pandemic, including response protocols, decision making, internal and external communications, remote work implementation, policy development and return to work planning, all in compliance with federal and state guidelines.

•

Developed Chief Executive Officer Succession, Emergency Succession and Business Unit Succession plans including talent calibration sessions focused on high potential and diverse talent development.

•

Began execution of revamped Diversity, Equity and Inclusion strategy including stronger linkages to Sustainability, Customer and Community Relations and Supplier Diversity.

•

Implemented virtual leadership and professional development paths.

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The Chief Executive Officer advised the LDCC that Mr. Migliaccio, Ms. Cradic and Ms. Mullan each achieved 150 percent of their leadership goals, which corresponded to a payout amount equal to 45 percent of their total target annual short-term incentive awards. The LDCC determined that Mr. Westhoven achieved 150 percent of his leadership goals, which corresponded to a payout amount equal to 45 percent of his total target annual short-term incentive award. We calculated the payout amount for the Leadership Component for each named executive officer as follows:

Name	Percent of Target Payout Amount for Leadership Component	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
Stephen D. Westhoven	150%	30%	45%
Patrick J. Migliaccio	150%	30%	45%
Amy Cradic	150%	30%	45%
Amanda E. Mullan	150%	30%	45%

Mr. Shea did not have a target annual short-term incentive amount for fiscal year 2021. His compensation is described in more detail below under “Fiscal Year 2021 Annual Short-Term Incentive Award for Mr. Shea under the 2021 NJRES AIP.”

CTS Component

We achieved 123.1 percent of our CTS targets, which corresponded to a payout amount equal to 24.6 percent of the total target annual short-term incentive award. We calculated this payout amount as follows:

Actual Performance as a Percentage of Commitment to Stakeholders Target	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
123.1%	20%	24.6%

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OIP FORMULA PAYOUT FOR

Mr. Westhoven:
	PAYOUT FOR NFE		PAYOUT FOR LEADERSHIP		PAYOUT FOR CTS		A PERCENTAGE OF TARGET AMOUNT(1)
	75.0%	+	45.0%	+	24.6%	=	144.6%
Mr. Migliaccio:
	PAYOUT FOR NFE		PAYOUT FOR LEADERSHIP		PAYOUT FOR CTS		A PERCENTAGE OF TARGET AMOUNT(1)
	75.0%	+	45.0%	+	24.6%	=	144.6%
Ms. Cradic:
	PAYOUT FOR NFE		PAYOUT FOR LEADERSHIP		PAYOUT FOR CTS		A PERCENTAGE OF TARGET AMOUNT(1)
	75.0%	+	45.0%	+	24.6%	=	144.6%
Ms. Mullan:
	PAYOUT FOR NFE		PAYOUT FOR LEADERSHIP		PAYOUT FOR CTS		A PERCENTAGE OF TARGET AMOUNT(1)
	75.0%	+	45.0%	+	24.6%	=	144.6%

(1)

Totals have been adjusted for rounding.

The LDCC reviewed (i) the results of the 2021 OIP for Mr. Westhoven and (ii) the results of the 2021 OIP for the other named executive officers based on the recommendations made by the Chief Executive Officer. The amounts of the annual short-term incentive awards for the named executive officers other than Mr. Shea, all of which were paid in cash, are set forth below.

Name	Fiscal Year 2021 Annual Short-Term Incentive Award Paid ($)(1)
Stephen D. Westhoven	1,312,245
Patrick J. Migliaccio	381,744
Amy Cradic	305,395
Amanda E. Mullan	245,751

(1)

Ms. Washington received the amounts set forth in the Separation Agreement.

Fiscal Year 2021 Annual Short-Term Incentive Award for Mr. Shea under the 2021 NJRES AIP

For fiscal year 2021, the LDCC, in consultation with the Chief Executive Officer, determined the annual short-term incentive award for Mr. Shea based primarily on the financial performance of NJRES under the 2021 NJRES AIP. As part of the 2021 NJRES AIP, the LDCC approved a performance hurdle requiring positive NFE at NJRES for fiscal year 2021 (“2021 NJRES AIP Performance Hurdle”). However, the LDCC retains the ability to pay an annual short-term incentive award if we do not achieve the NJRES AIP Performance Hurdle as there may be circumstances under which the LDCC may decide that an annual short-term incentive award is still appropriate.

The LDCC reviewed the NJRES NFE against the 2021 NJRES AIP Performance Hurdle before considering whether Mr. Shea qualified for an annual short-term incentive award under the 2021 NJRES AIP as set forth below:

2021 NJRES AIP Performance Hurdle: positive NFE

Actual 2021 Performance: $71.1 million NFE

If the 2021 NJRES AIP Performance Hurdle is achieved, the maximum award to Mr. Shea would be funded, subject to reduction by the LDCC through the application of negative discretion factors described in the 2021 NJRES AIP. The maximum payout to Mr. Shea under the 2021 NJRES AIP is five percent of NJRES’ NFE, not to exceed $2.5 million.

If the 2021 NJRES AIP Performance Hurdle is met, the incentive compensation pool for NJRES typically is funded in an amount equal to five percent of pre-tax, pre-incentive compensation NJRES NFE. However, at the sole discretion of the LDCC, the incentive compensation pool may be increased up to a total maximum of 12 percent of the pre-tax, pre-incentive compensation NJRES NFE. Factors to be considered by the LDCC in deciding whether to increase the pool include, but are not limited to, NJRES performance; macroeconomic conditions in the wholesale energy services market; the industry in general; and NJR’s overall financial results. The LDCC also retains the

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right, in its sole discretion, to modify, adjust or eliminate any bonus pool under the 2021 NJRES AIP.

At the end of fiscal year 2021, after considering the recommendation of our Chief Executive Officer, which was based upon an assessment of NJRES, performance versus market conditions and both NJR’s and NJRES’ financial plans, the LDCC set the incentive compensation pool at approximately 12 percent of NJRES’ pre-tax, pre-incentive compensation profits. This decision took into account NJRES’ very strong performance compared with expectations and the successful closing of several significant AMAs.

The Chief Executive Officer makes a recommendation to the LDCC for Mr. Shea’s incentive payment for the LDCC’s ultimate determination and approval. The LDCC retains the ability to alter the amount of the incentive payment to Mr. Shea and to determine whether any award should be in the form of cash and/or equity grants, and whether any equity grants should be subject to any time or performance-based vesting conditions. The Chief Executive Officer’s recommendation to the LDCC was based upon a qualitative and quantitative review of the performance of NJRES, Mr. Shea’s individual performance and accomplishments during fiscal year 2021 and the availability of funds in the compensation pool. Mr. Shea's performance highlights include:

•

NJRES achieved $71.1 million of NFE

•

Successfully closed AMAs with an investment-grade utility counterparty expected to generate approximately $500 million in cash proceeds over ten years

•

Executed 25 short-term and 5 medium-term transactions resulting in a forward book and option value increase of $10 million

•

Restructured the business unit to ensure we have the appropriate strategy, talent and cost structure to deliver post-AMA priorities

The quantitative factors reviewed included performance metrics such as financial margin, NFE and natural gas throughput. The qualitative factors included effects of market conditions, quality of decision-making and the effectiveness of the response to changing market conditions.

In consideration of NJRES’ performance in fiscal year 2021, Mr. Shea’s leadership performance in fiscal year 2021 and the amounts available from the total compensation pool, the Chief Executive Officer made a recommendation to the LDCC for Mr. Shea’s fiscal year 2021 incentive award under the NJRES AIP. Based on this analysis and considering the Chief Executive Officer's recommendation, the LDCC awarded Mr. Shea an aggregate of $2,200,000 divided as shown below:

Cash	Deferred Retention Stock	Total
$1,100,000	$1,100,000	$2,200,000

Long-Term Equity Incentive Awards

Our primary objectives in granting long-term equity incentive awards are to encourage significant ownership of our Common Stock by management and to provide long-term financial incentives linked directly to the long-term performance of the Company. The LDCC believes that ensuring significant ownership of our Common Stock by senior management is the optimal way to align the interests of management and our shareowners. Our equity incentive program is effectively designed to further this objective.

In November 2020, after consulting with FW Cook, the LDCC determined that a portion of our executive officers’ total compensation should continue to be delivered in a mix of Time-Vested Restricted Stock Units and performance-based awards. For fiscal year 2021, the Board approved, pursuant to the recommendation of the Chief Executive Officer, the long-term incentive program granting four types of awards:

Type of award	Recipient(s)	Performance or vesting conditions	Performance or vesting period
FY 2021 TSR Performance Share Units	All named executive officers other than Mr. Westhoven and Mr. Shea	NJR TSR must meet or exceed performance goal relative to TSR for an industry comparator group	Thirty-six months beginning October 1, 2020
FY 2021 NFE Performance Share Units	All named executive officers other than Mr. Westhoven and Mr. Shea	Meet or exceed performance goals for cumulative NFEPS	Thirty-six months beginning October 1, 2020
Performance-Based Restricted Stock Units	Mr. Westhoven	Meet or exceed NFEPS performance goal for the fiscal year ending September 30, 2021	Three equal installments on September 30, 2021, 2022, and 2023
Time-Vested Restricted Stock Units	All named executive officers other than Mr. Westhoven and Mr. Shea	None	Three equal installments on October 15, 2021, 2022, and 2023

All of these equity awards generally require the recipient to still be employed by NJR on the vesting date.

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The performance share units and Performance-Based Restricted Stock Units granted to the President and Chief Executive Officer were entirely “at-risk,” because they will become worthless if the applicable performance goals are not met. Approximately 51 percent of the shares that make up the awards to our other named executive officers were “at-risk,” while the remaining 49 percent of the awards were in the form of Time-Vested Restricted Stock Units. Equity awards were granted to promote retention of the named executive officers, while the FY 2021 TSR Performance Share Units benchmark our performance against an industry comparator group over an extended period of time and the FY 2021 NFE Performance Share Units measure our performance against cumulative NFEPS-based goals set by the LDCC.

The graphic on the left below shows that 100 percent of Mr. Westhoven’s long-term incentive plan (“LTIP”) grants in fiscal year 2021 were performance-based equity grants. The graphic in the middle illustrates the split in the number of shares granted between Time-Vested Restricted Stock Unit grants and the performance-based equity grants to our named executive officers, other than Mr. Westhoven, in fiscal year 2021. The graphic below on the right shows the historical mix between the Time-Vested Restricted Stock Unit or Deferred Retention Stock grants and performance-based awards to named executive officers between 2017 and 2021 based upon the number of shares granted. These graphics highlight our emphasis over the past five years on awarding a mix of performance-based awards, such as performance share units and Performance-Based Restricted Stock Units, and Time-Vested Restricted Stock Units or Deferred Retention Stock awards. The actual value a named executive officer may receive will depend upon the number of shares received and the market price of our Common Stock at the time the awards vest.

In designing the long-term equity incentive program, the LDCC established the following key objectives:

•

Selecting long-term equity incentive levels and vehicles that are competitive with our peer group

•

Distributing restricted stock units with meaningful vesting periods to encourage retention of key executives

•

Using performance share unit awards and Performance-Based Restricted Stock Units based upon NFEPS or relative TSR to link compensation to Company performance criteria that are meaningful to shareowners

•

Providing flexibility by allowing balance among different types of long-term equity awards

With the exception of significant promotions and new hires, equity grants, including long-term equity incentive awards, generally are awarded at the first regularly scheduled LDCC meeting following the conclusion of the fiscal year. This timing enables us to consider the prior year performance of the Company and the participants and our expectations for the next performance period. The awards are made as early as practicable in our fiscal year to maximize the time period for the incentives associated with the awards. The LDCC approved the fiscal year 2021 long-term equity incentive awards on November 9, 2020.

FY 2021 TSR Performance Share Unit Awards

Each FY 2021 TSR Performance Share Unit is equal to one share of Common Stock. The FY 2021 TSR Performance Share Unit awards vest at the end of a 36-month performance period beginning on October 1, 2020, and ending on September 30, 2023, based on Company TSR versus a 17-company industry comparator group selected using objective screening criteria. The industry comparator group listed below, which includes U.S.-based natural gas and multi-utility companies with a market capitalization between one-fifth and five times that of NJR as of May 31, 2020, is used solely for purposes of this award. For reference, the TSR comparator group includes 13 of the companies that make up the fiscal year 2021 peer group used to benchmark compensation.

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Atmos Energy Corporation	Avista Corp.	Black Hills Corporation
CenterPoint Energy, Inc.	Chesapeake Utilities Corporation	CMS Energy Corp.
MDU Resources Group Inc.	National Fuel Gas Company	NiSource Inc.
Northwest Natural Gas Company	Northwestern Corporation	ONE Gas, Inc.
South Jersey Industries, Inc.	Southwest Gas Corporation	Spire Inc.
UGI Corporation	Unitil Corporation

The target awards to the named executive officers are shown below.

Name	Grant Date	Number of FY 2021 TSR Performance Share Units (Target)	Grant Date Fair Value(1) Target ($)
Stephen D. Westhoven	11/9/2020	13,773	523,488
Patrick J. Migliaccio	11/9/2020	4,253	161,649
Amy Cradic	11/9/2020	3,196	121,474
Amanda E. Mullan	11/9/2020	2,361	89,738
Nancy A. Washington(2)	11/9/2020	2,683	101,976
(1)

Target amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $33.34 on November 9, 2020, utilizing a lattice model. The actual value of these awards will be determined based upon the number of FY 2021 TSR Performance Share Units that vest at the end of the performance period on September 30, 2023, and the closing price of our Common Stock on September 30, 2023.

(2)

Forfeited pursuant to the Separation Agreement.

The number of FY 2021 TSR Performance Share Units earned will be determined as follows:

Relative TSR Percentile	% of Target Award to Vest(1)
<25th	0%
25th (threshold)	40%
55th (target)	100%
80th and above (maximum)	150%
(1)

If the Company’s TSR falls between any two specified percentiles, the TSR Performance Share Units earned will be determined by mathematical interpolation on a straight-line basis.

TSR is computed as follows:

TSR = (Priceend – Pricebegin + Dividends) / Pricebegin

Pricebegin = the average of the closing share price of the Common Stock over the 20 trading days beginning October 1, 2020.

Priceend = the average of the closing share price of the Common Stock over the 20 trading days ending September 30, 2023.

Dividends = dividends or other distributions paid to shareowners with respect to the Common Stock with ex-dividend dates falling within the 36-month period between October 1, 2020, and September 30, 2023 (with cash dividends and other distributions deemed reinvested in shares of Common Stock as of the ex-dividend date based on the price of the Common Stock on that date).

FY 2021 NFE Performance Share Unit Awards

Each FY 2021 NFE Performance Share Unit is equal to one share of Common Stock. The FY 2021 NFE Performance Share Units vest, if at all, based upon our Cumulative NFEPS (defined below) over the 36-month period beginning on October 1, 2020, and ending on September 30, 2023. The NFEPS targets are based upon our three-year financial plan and are designed to challenge our executives by being aggressive, but achievable, and to encourage and reward continued growth in our NFE on a per share basis. The cumulative NFE Performance Share target of $5.91 represents an annual compound growth rate consistent with our long-term NFE guidance. This target was calculated using fiscal year 2020 NFE per basic share as a baseline and adjusting for the forecasted decline in NFEPS for fiscal year 2021 (due primarily to our change in accounting methodology for investment tax credits). The target awards to the named executive officers are shown below.

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Name	Grant Date	Number of FY 2021 NFE Performance Share Units (Target) Granted	Grant Date Fair Value(1) Target ($)
Stephen D. Westhoven	11/9/2020	12,991	433,120
Patrick J. Migliaccio	11/9/2020	4,012	133,760
Amy Cradic	11/9/2020	3,014	100,487
Amanda E. Mullan	11/9/2020	2,227	74,248
Nancy A. Washington(2)	11/9/2020	2,531	84,384
(1)

Target amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $33.34 on November 9, 2020. The actual value of these awards will be determined based upon the number of performance share units that vest at the end of the performance period on September 30, 2023, and the closing price of our Common Stock on September 30, 2023.

(2)

Forfeited pursuant to the Separation Agreement.

The number of FY2021 NFE Performance Share Units earned will be determined based on the following table.

Cumulative NFEPS	Performance Share Units Earned as a Percentage of Target Performance Shares(1)
Less than $4.73	0%
$4.73 (threshold)	50%
$5.91 (target)	100%
$7.09 or greater (maximum)	150%
(1)

Payout for performance between goals will be interpolated on a straight-line basis.

“NFEPS” is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC.

“Cumulative NFEPS” is the sum of the annual NFEPS for the three fiscal years ended September 30, 2021, 2022 and 2023, calculated as follows:

CumulativeNFEPS = NFEPSFY2021 + NFEPSFY2022 + NFEPSFY2023

The earned FY 2021 NFE Performance Share Units will be delivered to participants at the end of the performance period after the LDCC determines that the performance objectives have been met.

FY 2021 Performance-Based Restricted Stock Unit Awards

Mr. Westhoven was granted Performance-Based Restricted Stock Units (“PBRS”) that would vest in up to three equal installments on September 30, 2021, September 30, 2022, and September 30, 2023, if the performance goal of $1.21 NFEPS for the fiscal year ended September 30, 2021, was achieved.

Name	Number of Shares of PBRS Granted	Grant Date Fair Value ($)
Stephen D. Westhoven	25,982	866,240

The performance goal of $1.21 NFEPS for NJR for the fiscal year ended September 30, 2021, was met and certified by the LDCC on November 10, 2021. As a result, Mr. Westhoven earned 25,982 shares, of which 8,981 shares, including accumulated dividends, vested on November 10, 2021. Mr. Westhoven’s remaining shares will vest in equal installments in September 2022 and September 2023.

FY 2021 Time-Vested Restricted Stock Units

The LDCC approved the following grant of Time-Vested Restricted Stock Unit awards to named executive officers other than Mr. Westhoven and Mr. Shea as recognition for performance during fiscal year 2020 and as a retention vehicle. These awards will vest in up to three equal installments on September 30, 2021, September 30, 2022, and September 30, 2023. The LDCC values Time-Vested Restricted Stock Unit awards at the fair market value of the number of shares of our Common Stock on the date of grant.

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Name	Number of Shares of Time-Vested Restricted Stock Units Granted	Grant Date Fair Value ($)(1)
Patrick J. Migliaccio	8,023	267,487
Amy Cradic	6,029	201,007
Amanda E. Mullan	4,454	148,496
Nancy A. Washington(2)	5,061	168,734
(1)

Represents the full grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $33.34 on November 9, 2020.

(2)

Forfeited pursuant to the Separation Agreement.

FY 2019 NFE Performance Shares Vesting

In November 2018, the LDCC approved the grant to certain of our named executive officers of FY 2019 NFE Performance Share Unit awards with performance criteria based upon the Company’s cumulative NFEPS. Each FY 2019 NFE Performance Share Unit was equal to one share of Common Stock. The FY 2019 NFE Performance Shares were eligible for vesting based upon the Cumulative NFEPS over the 36-month period beginning on October 1, 2018, and ending on September 30, 2021. As illustrated in the tables below, 93 percent of FY 2019 NFE Performance Shares vested after our actual performance was certified by the LDCC as $6.19 per share.

Cumulative NFEPS	Performance Share Units Earned as a Percentage of Target Performance Shares
Less than $5.10	0%
$5.10 (threshold)	50%
$6.19 (actual)	93%
$6.36 (target)	100%
$7.64 or greater (maximum)	150%

“NFEPS” is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC, as adjusted by the LDCC to remove the one-time benefit to NFE from the revaluation of NJR’s deferred tax assets and liabilities resulting from the Tax Cut and Jobs Act of 2017.

“Cumulative NFEPS” is the sum of the annual NFEPS for the three fiscal years ended September 30, 2019, 2020 and 2021, calculated as follows:

CumulativeNFEPS = NFEPSFY2019 + NFEPSFY2020 + NFEPSFY2021

The table below shows the actual payouts for the named executive officers who received FY 2019 NFE Performance Share Unit awards based on the vesting percentage of 93 percent.

Name	Grant Date	Number of FY 2018 NFE Performance Share Units (Target) Granted	Number of Shares Actually Vested
Stephen D. Westhoven	11/13/2018	4,168	3,876
Patrick J. Migliaccio	11/13/2018	2,313	2,151
Amy Cradic	11/13/2018	1,172	1,090
Amanda E. Mullan	11/13/2018	1,884	1,752
Timothy F. Shea	11/13/2018	1,980	1,841
Nancy A. Washington	11/13/2018	1,928	1,793

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FY 2019 TSR Performance Shares Vesting

In November 2018, the LDCC approved the grant to certain of our named executive officers of FY 2019 TSR Performance Share Unit awards with performance criteria based on TSR performance relative to an industry comparator group. Each FY 2019 TSR Performance Share Unit was equal to one share of Common Stock. The FY 2019 TSR Performance Shares were eligible for vesting at the end of a 36-month performance period beginning on October 1, 2018, and ending on September 30, 2021, based upon our relative TSR versus the established comparator group used for compensation purposes at the time of grant. As illustrated in the tables below, none of the FY 2019 TSR Performance Shares vested. At the end of the performance period, our actual performance, as certified by the LDCC, was in the 11th percentile.

Relative TSR Percentile	% of Target Award to Vest
11th (actual)	0%
<25th	0%
25th (threshold)	40%
55th (target)	100%
80th and above (maximum)	150%

TSR was computed as follows:

TSR = (Priceend – Pricebegin + Dividends) / Pricebegin

Pricebegin = the average of the closing share price of Common Stock over the 20 trading days beginning October 1, 2018

Priceend = the average of the closing share price of Common Stock over the 20 trading days ending September 30, 2021

Dividends = dividends or other distributions paid to shareowners with respect to the Common Stock with ex-dividend dates falling within the 36-month period between October 1, 2018, and September 30, 2021 (with such dividends and other distributions deemed reinvested in shares of Common Stock as of the ex-dividend date based on the price of the Common Stock on the ex-dividend date where not paid in shares of Common Stock)

Upon achievement of total shareowner return at a percentile between any two specified percentiles, any TSR Performance Share Units earned would have been determined by mathematical interpolation on a straight-line basis.

Name	Grant Date	Number of FY 2018 TSR Performance Share Units (Target) Granted	Number of Shares Actually Vested
Stephen D. Westhoven	11/13/2018	4,482	0
Patrick J. Migliaccio	11/13/2018	2,488	0
Amy Cradic	11/13/2018	1,261	0
Amanda E. Mullan	11/13/2018	2,026	0
Timothy F. Shea	11/13/2018	2,129	0
Nancy A. Washington	11/13/2018	2,073	0

Retirement Programs

Our retirement programs for senior executives provide an opportunity for each participating executive, through long-term service to us, to receive certain retirement benefits. Three of our named executive officers participate in the NJNG Plan for Retirement Allowances for Non-Represented Employees (the “Non-Represented Plan”), which is a trusteed noncontributory defined benefit retirement plan. Each of our named executive officers also participates in our NJR Employees’ Retirement Savings Plan (our 401(k) Plan), which is a trusteed defined contribution plan. All of our non-represented employees hired on or after October 1, 2009, are covered by an enhanced defined contribution plan feature of our 401(k) Plan instead of the Non-Represented Plan.

Each of our named executive officers also participates in the Savings Equalization Plan of NJR, which we refer to as the SEP, and three of our named executive officers participate in the Pension Equalization Plan of NJR, which we refer to as the PEP, both of which are unfunded non-qualified plans. These plans provide benefits that would have been made under the Non-Represented Plan and the 401(k) Plan, but for the limitations on compensation and contributions imposed by the Internal Revenue Code. In addition, the named executive officers and certain other officers have Supplemental Executive Retirement Plan Agreements (“SERP Agreements”). Under the SERP Agreements, benefits are payable over a 60-month period commencing at age 65. At projected retirement, the

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total maximum amount payable to Mr. Westhoven under his SERP Agreement is currently $250,000. Mr. Migliaccio, Mses. Mullan and Cradic would each be entitled to a maximum amount of $125,000, while Mr. Shea would be entitled to a maximum amount of $100,000, under their respective SERP Agreements as of September 30, 2021. These are described more fully in the narrative following the Pension Benefits table of this Proxy Statement.

We also sponsor health care plans that provide post-employment medical and life insurance benefits to union and non-union employees who meet the eligibility requirements. Retirees must meet certain age and service requirements to be eligible. Depending on the year of retirement, benefits may be subject to annual deductibles, coinsurance requirements and retiree contributions. As of September 30, 2021, other than Mr. Shea, none of the named executive officers have completed the age and service requirements to be eligible for post-employment health coverage.

Severance Policies

Severance protection is provided to our senior executives in their employment continuation agreements with the Company (defined below), but only if an executive is terminated following a “change of control.” This protection is designed to be fair and competitive and to aid in attracting and retaining experienced executives. We believe the protection we provide, including the level of severance payments and post-termination benefits, is appropriate and within the range of competitive practice.

Severance protection following a change of control provides a number of important benefits to us. First, it permits an executive to evaluate a potential change of control while relatively free of concern for the executive’s own situation or the need to seek employment elsewhere. Second, change of control transactions take time to unfold, and a stable management team can help preserve our operations — either to enhance the value delivered to a buyer in the transaction or, if no transaction is consummated, to ensure that our business will continue without undue disruption. Finally, we believe our change of control protections encourage management to consider, on an ongoing basis, whether a strategic transaction — even one that would vest control of the Company in a third party — might be advantageous to our shareowners.

Amended and Restated Employment Continuation Agreements

Each of our named executive officers has entered into an Employment Continuation Agreement with the Company (“Employment Continuation Agreement”). The Employment Continuation Agreements provide each executive certain rights in the event that his or her employment is terminated within two years following the occurrence of a “Change of Control” (as defined in the agreements) (I) by us without “Cause” (as defined in the agreements) or (II) by the executive for “Good Reason” (as defined in the agreements). Subject to the limitation described in the next paragraph, upon such termination of employment, the executive will receive three times (in the case of Mr. Westhoven) or two times (in the case of the other named executive officers) the sum, of (x) annual base salary and (y) the average of annual bonuses paid or payable with respect to the last three calendar years ended prior to the Change of Control.

The Employment Continuation Agreements contain a “best net” provision where, if any excise tax is due, NJR will not make a gross-up payment, but instead will reduce payments to the executive to the extent necessary to avoid the imposition of an excise tax if such reduction will provide the executive the best net after-tax result. If full payment to an executive will result in the best net after-tax result, the full amount will be paid, but the executive will be solely responsible for any potential excise tax payment.

For purposes of the Employment Continuation Agreements, a “Change of Control” generally means:

•

The acquisition, within a 12-month period, by any person or group of beneficial ownership of securities representing 50 percent or more of the combined voting power of our securities;

•

Within any 12-month period, the persons who were our directors immediately before such period (the “Incumbent Directors”) and directors whose nomination or election is approved by a majority of the Incumbent Directors and directors previously approved by the Incumbent Directors cease to constitute a majority of the Board; or

•

The consummation of a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of our assets, or a complete liquidation as a result of which the shareowners immediately prior to such event do not hold, directly or indirectly, a majority of the Voting Power (as defined in the Employment Continuation Agreements) of the acquiring or surviving corporation.

As a condition of the right of an executive to receive payments under the Employment Continuation Agreement, the executive will not, for a period of two years following termination of employment, acting alone or in conjunction with others, directly or indirectly:

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•

Compete with the business of the Company by performing activities that are the same as or similar to those in which he or she has been directly engaged on behalf of us or any affiliate, during the last two years prior to such termination, in the geographic area where such business was conducted;

•

Induce any customers of the Company or any of its affiliates with whom the executive has had direct contact or relationships, during and within the scope of his or her employment with the Company, to curtail or cancel their business with us or any such affiliates;

•

Induce, or attempt to influence, any employee of the Company or any of our affiliates to terminate employment with the Company or any such affiliates;

•

Solicit or assist any third party in the solicitation of any person who during the 12 months prior to such solicitation was an employee of the Company or any of its affiliates; or

•

Directly or indirectly use, copy, disclose, publish or otherwise distribute confidential information or trade secrets of the Company.

The payments that may be due under the Employment Continuation Agreements in the event of a Change of Control are described in more detail below in the section entitled “Potential Payments Upon Termination or Change of Control.”

Deferred Compensation

To enhance the competitiveness of our executive compensation program and increase our ability to attract and retain qualified key personnel necessary for our continued success and progress, we offer an Officers’ Deferred Compensation Plan to provide a select group of management and highly compensated employees of the Company and its affiliates a means to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles. Participants in the Officers’ Deferred Compensation Plan may defer the receipt of compensation or awards, which may be in the form of cash, stock or stock-denominated awards, including salary, annual bonus awards, long-term awards and compensation payable under other plans and programs, employment agreements or other arrangements. Deferrals under the Officers’ Deferred Compensation Plan must comply with the requirements of Section 409A of the Internal Revenue Code, U.S. federal income tax laws and regulations of the U.S. Treasury Department. Although all of the named executive officers are eligible to participate in the Officers’ Deferred Compensation Plan, none of them have any amounts in such plan.

Other Benefits

The LDCC believes employee benefits are an essential component of our competitive total compensation package. The named executive officers may participate in the same benefit plans as our salaried employees, which include medical, health and dental insurance, long-term disability insurance, accidental death and disability insurance, travel and accident insurance, and our 401(k) Plan. As part of the 401(k) Plan, with limited exceptions, we match 85 percent of the first six percent of compensation contributed by the employee into the 401(k) Plan, subject to the Internal Revenue Code and our 401(k) Plan limits. Additionally, we contribute between 3.5 and 4.5 percent of base compensation, depending upon years of service, into the 401(k) Plan on behalf of employees who are not eligible to participate in the defined benefit plans. We have disclosed all Company matches for our named executive officers in the column labeled “All Other Compensation,” in the Summary Compensation Table, and separately disclosed each amount in Footnote 6 to that table. The LDCC provides our executives, including named executive officers, with additional benefits that we believe provide security for current and future needs of the executives and their families. These other benefits are structured to be within the competitive range relative to our peer group. The additional benefits we provide, or have provided to some of our executives, consist of a car allowance, a preventative health maintenance program and an executive insurance program. The associated amounts are included in the column labeled “All Other Compensation” in the Summary Compensation Table, and separately disclosed in Footnote 6 to that table. In addition, we match certain charitable contributions made by our Chief Executive Officer and the other named executive officers. Finally, for business purposes, it may be appropriate for certain members of senior management to belong to a golf or social club so that such executives have an appropriate entertainment forum for customers and appropriate interaction with their communities.

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Share Ownership Guidelines

The LDCC believes it is important to align the interests of senior management with our shareowners. While the LDCC considers this principle when determining the appropriate mix of compensation elements, the LDCC also established share ownership guidelines that encourage executives to accumulate and retain our Common Stock.

We believe that executive ownership is important to create a mutuality of interest with shareowners. Therefore, executive officers are required to meet established share ownership levels.

These guidelines are subject to annual review by the LDCC. No changes were made in fiscal year 2021.

Under the share ownership guidelines, officers of the Company are required to own shares of our Common Stock with a total share value as set forth in the following table.

Position	Minimum Common Stock Ownership Requirement
Chief Executive Officer (“CEO”)	5 x Base Salary
Chief Operating Officer (“COO”)(1)	4 x Base Salary
Section 16 Officers (other than CEO and NJR COO)	3 x Base Salary
Other Officers	1 x Base Salary
(1) The COO refers to the NJR COO rather than the COO of our non-utility businesses. NJR, however, does not currently have a COO.

Until an officer achieves the minimum share ownership under the guidelines described above, he or she must retain 50 percent of all shares received under the Company’s stock award and incentive plans, net of the number of shares the officer has applied to the payment of taxes on such awards. Compliance with these guidelines is determined annually on October 1 using the average quarter-end closing price of the Company’s Common Stock for the most recently completed fiscal year. Once the minimum stock ownership threshold is achieved, a named executive officer will remain in compliance with the guidelines despite future changes in stock price and base salary, as long as his or her holdings do not decline below the number of shares held at the time the minimum stock ownership requirement was met.

Each of the named executive officers currently employed by us (and Ms. Washington at the time of her separation) was in compliance with these share ownership guidelines as of September 30, 2021, and all of our officers either meet the minimum share ownership requirements under the guidelines or have met the retention requirements applicable to those who do not yet meet the minimum share ownership requirements.

Compensation Recoupment (the “Clawback Policy”)

Our Clawback Policy, which applies to incentive compensation awarded to executive officers, may be applied in the case of a financial restatement or to address detrimental conduct that results in material financial or reputational harm to the Company.

Under the Clawback Policy, in the event of (a) an accounting restatement resulting from material noncompliance with financial reporting requirements under the applicable securities laws or (b) specified detrimental conduct that, in the discretion of the LDCC, is likely to cause or has caused material financial or reputational harm to the Company, incentive compensation may be recouped from the named executive officers or others covered by the Clawback Policy.

Anti-Hedging and Pledging Policy

To ensure alignment of the interests of our shareowners, directors and executive officers, the Company’s Code of Conduct does not permit directors, officers or employees to engage in short-term or speculative transactions involving the Company’s securities, including short sales, publicly-traded options, or hedging transactions. In addition, directors, officers and certain employees, as designated by the Company’s Senior Vice President and General Counsel, are prohibited from pledging the Company’s securities as collateral.

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United States Federal Income Tax Limits on Deductibility

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally sets a limit of $1 million on the amount of compensation that we may deduct for federal income tax purposes in any given year with respect to the compensation of each of our named executive officers. We consider the impact of the deduction limit under Section 162(m) when developing and implementing our executive compensation programs, but we intend to design our executive compensation arrangements to be consistent with our best interests and the interests of our shareowners. We believe it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must be deductible under Section 162(m). Amounts paid under our compensation programs may not be deductible.

Advisory Votes on Executive Compensation

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the subsequent rules and regulations promulgated by the SEC, we are including a non-binding advisory resolution approving the compensation of our named executive officers. The vote on this proposal will be non-binding on the Board and us and will not be construed as overruling a decision by the Board or us. This vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the LDCC values the opinions that our shareowners express in their votes and will consider the outcome of the vote when making future decisions on executive compensation, as it deems appropriate.

At the 2021 Annual Meeting of Shareowners, 96.1 percent of the votes cast on the proposal were voted for the non-binding advisory resolution approving the compensation of our named executive officers. In light of that result, the Board implemented similar objectives, program and rationale for the compensation of our named executive officers in fiscal year 2021, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative as set forth in this Proxy Statement.

In addition, at the 2017 Annual Meeting of Shareowners, a large majority of our shareowners approved, on a non-binding basis, the holding of the non-binding vote on the compensation of our named executive officers on an annual basis (“say-on-pay frequency”). The next say-on-pay frequency advisory vote will be held at our 2023 Annual Meeting. As previously disclosed, the Board and management determined to implement an annual advisory vote on the compensation of our named executive officers. As a result, we are including the non-binding advisory resolution approving the compensation of our named executive officers again in this Proxy Statement. See Item 2 of this Proxy Statement.

Report of the Leadership Development and Compensation Committee

The LDCC has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management and, based on such review and discussion, the LDCC recommends to the Board that it be included in this Proxy Statement.

Sharon C. Taylor (Chair)
Donald L. Correll
M. William Howard, Jr.

Jane M. Kenny
David A. Trice

Dated: November 10, 2021

This “Report of the Leadership Development and Compensation Committee” will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

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Compensation Risk Assessment

As part of its oversight of our executive compensation program, the LDCC considers the impact of our executive compensation program, and the incentives created by the compensation awards it administers, on our risk profile. In addition, we review all our compensation policies and procedures, including the incentives they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a significant risk to us. At the LDCC’s direction, FW Cook provided the LDCC with a risk assessment of our executive compensation policies and practices. Based on its independent assessment, FW Cook concluded that our compensation policies and practices for executives do not create risks that are reasonably likely to have a material adverse effect on us.

The LDCC reviewed the findings of its own assessment, together with the FW Cook assessment, and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking. The LDCC, therefore, determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us. In its discussions, the LDCC considered the attributes of our programs, including:

•

We have an appropriate pay philosophy, peer group and market positioning in light of NJR’s business model.

•

Cash compensation is not overly weighted toward short-term incentives and there is an appropriate balance of cash and equity opportunity in the overall program to align management and shareowner interests.

•

Short- and long-term incentives are focused on profitability, with consideration of other critical stakeholder issues.

•

Performance goals are set to levels that encourage strong performance and that can support the resulting compensation expense, but are based upon operating levels that can be attained without taking inappropriate risks or deviating from approved strategies. In light of the overall balance of the program, the performance goals discourage pursuit of excessively risky business strategies.

•

Long-term incentives have multi-year vesting and/or performance periods (three years) to ensure a long-term focus and appropriate balance against short-term goals. The relative TSR metric for the TSR performance share units does not require highest-of peers performance for maximum payout. Realized value from long-term incentives is linked to absolute and relative stock price performance.

•

Short- and long-term incentive payouts are generally capped at 150 percent of target.

•

The incentive pool for NJRES plan participants is uncapped, but the following risk mitigators are in place: (i) incentive pool funding allocation of awards are subject to LDCC discretion, (ii) there is an individual award limit of $2.5 million per participant, (iii) practice has been to pay at least 50 percent of the incentive in Deferred Retention Stock awards for executive officers and other key employees, and (iv) awards are subject to a clawback provision.

•

The LDCC exercises independent oversight, with discretion to reduce incentives based on a subjective evaluation of individual performance.

•

We have adopted substantial share ownership guidelines, anti-hedging/pledging policies, and a comprehensive clawback policy.

The LDCC will continue to consider compensation risk implications when deliberating on the design of our executive compensation programs.

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Executive Compensation

Summary Compensation Table

The following table provides information relating to total compensation for our named executive officers for the fiscal years ended September 30, 2021, 2020 and 2019, as applicable.

Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Bonus(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)
Stephen D. Westhoven President and Chief Executive Officer	2021	808,841	1,822,848	—	1,312,245	782,952	56,573	4,783,459
	2020	755,776	1,488,418	—	887,250	974,980	64,253	4,170,677
	2019	501,924	1,109,030	—	428,625	695,871	45,702	2,781,152
Patrick J. Migliaccio Senior Vice President and Chief Financial Officer	2021	431,388	562,896	1,000	381,744	114,284	35,468	1,526,780
	2020	397,623	496,152	—	283,920	193,992	30,414	1,402,101
	2019	374,869	648,991	—	257,827	189,459	26,105	1,497,251
Amy Cradic Senior Vice President and Chief Operating Officer of Non-Utility Businesses, Strategy and External Affairs	2021	345,109	422,968	1,000	305,395	—	38,042	1,112,514
	2020	297,131	297,693	—	227,136	—	19,463	841,423

Amanda E. Mullan Senior Vice President and Chief Human Resources Officer	2021	338,670	312,482	1,000	245,751	—	41,629	939,532
	2020	330,368	337,368	—	186,947	—	26,851	881,534
	2019	319,471	565,695	—	183,104	—	35,141	1,103,411
Timothy F. Shea Vice President, NJR Energy Services Company	2021	325,199	—	1,000	1,100,000	131,904	27,295	1,585,398

Nancy A. Washington Former Senior Vice President and General Counsel	2021	224,397	355,094	—	193,125	—	597,752	1,370,368
	2020	373,916	367,185	—	184,313	—	35,675	961,089
	2019	351,375	574,173	—	204,311	—	36,748	1,166,607
(1)

Salary amounts include cash compensation earned by each named executive officer during fiscal years 2021, 2020 and 2019, as applicable, as well as any amounts earned in fiscal years 2021, 2020 and 2019, but contributed under our 401(k) Plan.

(2)

The amounts included are the grant date fair value of the stock awards granted in fiscal years 2021, 2020 and 2019, determined under share-based compensation accounting guidance in accordance with FASB ASC Topic 718. There were no options granted to the named executive officers in fiscal years 2021, 2020 and 2019. These amounts reflect the aggregate grant date fair value for these awards. For the FY 2021 TSR Performance Share Unit awards and the FY 2021 NFE Performance Share Unit awards granted in fiscal year 2021 to the named executive officers pursuant to the 2017 Plan that are subject to performance conditions, the values in the Summary Compensation Table above reflect the probable outcome of such performance conditions. The grant date fair values of the FY 2021 NFE Performance Share Unit awards, assuming the highest level of performance conditions for each of the named executive officers, are: Mr. Westhoven: $649,680; Mr. Migliaccio: $200,640; Ms. Cradic: $150,730; Ms. Mullan: $111,372; and Ms. Washington: $126,575. With respect to the FY 2021 TSR Performance Share Units, the maximum amount that could be earned based upon the grant date fair value for each of the named executive officers is Mr. Westhoven: $785,232; Mr. Migliaccio: $242,474;, Ms. Cradic: 182,212; Ms. Mullan: $134,606; and Ms. Washington: $152,964. The amounts in this column include the grant date fair value of PBRS granted to Mr. Westhoven in fiscal year 2021 in the amount of $866,240. Assumptions used in the calculation of the foregoing award amounts are included in Note 10, Note 10 and Note 10 to the consolidated financial statements included in our Annual Reports on Form 10-K for the fiscal years ended September 30, 2021, 2020, and 2019, respectively, and incorporated by reference into this Proxy Statement. Information on individual equity awards granted to the named executive officers in fiscal year 2021 is set forth in the section entitled “Grants of Plan-Based Awards.” Information on the vesting of restricted stock and deferred retention stock units in fiscal year 2020 is set forth in the section entitled “Stock Vested.”

(3)

For fiscal year 2021, the amount includes a special bonus that was given to all employees in recognition of their continued hard work and dedication during the COVID-19 pandemic.

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(4)

The amounts represent cash awards to the named executive officers under our performance-based annual incentive plans for fiscal years 2021, 2020 and 2019, which is discussed in the section entitled “Annual Short-Term Incentive Awards.” While the amounts for all of the named executive officers were earned for fiscal years 2021, 2020 and 2019 performance, as the case may be, they were not paid to the named executive officers until November 2021, November 2020 and November 2019, respectively. As explained on page 46, Mr. Shea received 50 percent of his award under the FY 2021 NJRES AIP in the form of deferred retention stock units with a grant date fair value of $1,100,000, which is not reflected in this table since it was a stock award granted in fiscal year 2022.

(5)

The amounts shown in this column for Messrs. Westhoven, Migliaccio, and Shea represent the change in the actuarial present value of the accumulated benefits under all of our pension plans for the named executive officers. For those named executive officers, the change in the pension value was calculated using the same actuarial assumptions, with the exception of turnover, retirement, disability and pre-retirement mortality as used to compute the accumulated benefit obligations as of September 30, 2021, 2020 and 2019, as stated in our Annual Report on Form 10-K for the years ended September 30, 2021, 2020 and 2019, respectively. These assumptions included an interest rate of 3.35 percent as of September 30, 2019, 2.92 percent as of September 30, 2020, and 3.07 percent as of September 30, 2021. The present value of the benefits has been calculated assuming the named executive officers stay in employment until age 60, which is the earliest age the executive could collect a benefit without reduction for early retirement. The change in the actuarial present value of the accumulated pension benefits under our pension plan for the fiscal year ended September 30, 2021, reflects (i) the value of benefits accrued this fiscal year plus (ii) the increase in value of previously accrued benefits due to time plus (iii) the change in value for benefits accrued in all prior years of employment due to change in interest rate. For the named executive officer group as a whole, there was a 23 percent increase attributable to the increase in benefits to be paid and a 4 percent decrease due to the change in interest rate from 2.92 percent to 3.07 percent. The largest contribution to the change in fiscal year 2020 was the increase in value of benefits accrued during that year, and the largest contribution to the change in fiscal year 2019 was the change in interest rate. The interest rate used to determine the present value is set each year in accordance with GAAP to match the yield of AA bonds with similar duration at the end of the fiscal year and is reviewed by our independent actuaries and accountants.

(6)

The table below reflects the types and dollar amounts of perquisites, additional compensation, and other personal benefits provided to the named executive officers during fiscal year 2021 and the amounts payable to Ms. Washington under the Separation Agreement, which is described on page 70 of this Proxy Statement. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer. The named executive officers paid any taxes associated with these benefits without reimbursement from us. Each perquisite and personal benefit included in the table below is described in more detail in the narratives immediately following the table.

All Other Compensation Table

Name	Car Allowance ($)(a)	Company-Paid Insurance Premiums ($)(b)	401(k) Plan/ SEP Matching Contribution ($)(c)	Charitable Matching Contribution ($)(d)	Other ($)	Total ($)
Stephen D. Westhoven	7,000	6,659	40,439	2,475	—	56,573
Patrick J. Migliaccio	7,000	2,040	21,568	4,860	—	35,468
Amy Cradic	7,000	3,113	27,229	700	—	38,042
Amanda E. Mullan	7,000	3,871	29,758	1,000	—	41,629
Timothy F. Shea	7,000	3,535	16,260	500	—	27,295
Nancy A. Washington(e)	7,000	3,800	21,640	7,000	558,312	597,752
(a)

We provide a car allowance to certain executive officers, including our named executive officers. The purpose of the car allowance is to make our compensation program competitive with other companies’ programs and because cars are predominantly used for business purposes.

(b)

The amounts listed represent aggregate premiums we paid in fiscal year 2021 for our group life insurance policy, for a directors and officers travel insurance policy, and an insurance policy that is used to support our obligations under the SERP agreements with each of the named executive officers.

(c)

Each named executive officer is eligible to participate in our 401(k) Plan, which offers them an opportunity to defer income and receive matching contributions from us subject to certain limits. The amounts set forth in the table above represent Company contributions under our 401(k) Plan and our SEP for fiscal year 2021. Information about the 401(k) Plan and SEP is set forth in the section entitled “Pension Benefits.”

(d)

Each named executive officer is eligible to participate in our matching gifts programs through which we match employees’ contributions to certain charities and qualified educational institutions.

(e)

Under the terms of the Separation Agreement, which is described on page 70 of this Proxy Statement, Ms. Washington is entitled to receive the following payments and benefits: (i) a lump-sum severance payment of $547,188; (ii) a lump-sum payment of $7,428, in respect of her unused vacation; and (iii) Company-paid premiums for COBRA coverage for four months in the amount of $3,696.

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Grants of Plan-Based Awards

The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended September 30, 2021.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4)
Stephen D. Westhoven
Performance-Based Restricted Stock Units	11/9/2020							25,982	866,240
TSR Performance Share Units	11/9/2020				5,509	13,773	20,660		523,488
NFE Performance Share Units	11/9/2020				6,496	12,991	19,487		433,120
Annual Incentive Award	11/9/2020	0	907,500	1,361,250
Patrick J. Migliaccio
Restricted Stock Units	11/9/2020							8,023	267,487
TSR Performance Share Units	11/9/2020				1,701	4,253	6,380		161,649
NFE Performance Share Units	11/9/2020				2,006	4,012	6,018		133,760
Annual Incentive Award	11/9/2020	0	264,000	396,000
Amy Cradic
Restricted Stock Units	11/9/2020							6,029	201,007
TSR Performance Share Units	11/9/2020				1,278	3,196	4,794		121,474
NFE Performance Share Units	11/9/2020				1,507	3,014	4,521		100,487
Annual Incentive Award	11/9/2020	0	211,200	316,800
Amanda E. Mullan
Restricted Stock Units	11/9/2020							4,454	148,496
TSR Performance Share Units	11/9/2020				944	2,361	3,542		89,738
NFE Performance Share Units	11/9/2020				1,114	2,227	3,341		74,248
Annual Incentive Award	11/9/2020	0	169,952	254,928
Timothy F. Shea
Annual Incentive Award	11/9/2020	0	0	2,500,000
Nancy A. Washington(5)
Restricted Stock Units	11/9/2020							5,061	168,734
TSR Performance Share Units	11/9/2020				1,073	2,683	4,025		101,976
NFE Performance Share Units	11/9/2020				1,266	2,531	3,797		84,384
Annual Incentive Award	11/9/2020	0	193,125	289,688
(1)

Represents the potential fiscal year 2021 threshold, target and maximum annual incentive award amounts for each of the named executive officers as set by the LDCC. The actual amount of the annual short-term incentive award earned by each named executive officer for fiscal year 2021 is reported in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. For additional information with respect to the fiscal year 2021 annual short-term incentive awards, please see “Compensation Discussion and Analysis.”

(2)

The values under this column represent the number of FY 2021 TSR Performance Share Units and FY 2021 NFE Performance Share Units granted to the named executive officers and shows potential threshold, target or maximum payout amounts at the end of the 36-month performance period on September 30, 2023. The calculation of actual payout amounts is described in more detail under “FY 2021 TSR Performance Share Unit Awards” and “FY 2021 NFE Performance Share Unit Awards.”

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(3)

In the case of Mr. Westhoven the amount includes the number of shares of PBRS granted on November 9, 2020, with performance criteria based upon NFEPS in the fiscal year ended September 30, 2021, as described in more detail under “Fiscal Year 2021 Performance-Based Restricted Stock Unit Awards.” The values for the other named executive officers represent Time-Vested Restricted Stock Unit Awards granted during fiscal year 2021, as described in more detail under “FY 2021 Time-Vested Restricted Stock Units.”

(4)

Amounts shown represent the grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions used by us in computing these amounts, see Note 10 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended September 30, 2021, and incorporated by reference into this Proxy Statement. The actual value a named executive officer may receive depends on market prices. The amounts reflected in the “Grant Date Fair Value of Stock and Option Awards” column may not be realized.

(5)

Ms. Washington forfeited certain of her plan-based awards and, pursuant to the Separation Agreement, received an amount approximately equal to the annual incentive award that would have been payable under the OIP based upon performance to the date of her departure.

2017 Stock Award and Incentive Plan

Shareowners approved the 2017 Plan at the Annual Meeting held in January 2017. The 2017 Plan, which is administered by the LDCC, authorizes a broad range of awards that the LDCC may grant at its discretion, including:

•

Restricted stock, which are actual shares subject to a risk of forfeiture and restrictions on transfer

•

Performance shares or other stock-based performance awards (including deferred retention stock or restricted stock awards that may be earned by achieving specific performance objectives)

•

Deferred Retention Stock, which represent a contractual commitment to deliver shares at a future date, and may or may not be subject to a risk of forfeiture (shares of forfeitable deferred stock are sometimes called “restricted stock units”)

•

Cash-based performance awards tied to achievement of specific performance objectives

•

Other awards based on Common Stock

•

Dividend equivalents

•

Stock options (incentive stock options and non-qualified stock options)

•

Stock appreciation rights

•

Shares issuable in lieu of rights to cash compensation

Executive officers and all other employees of the Company and our subsidiaries, non-management directors serving on the Board, and others who provide substantial services to the Company and our subsidiaries and affiliates are eligible for awards under the 2017 Plan. The selection of participants and the nature and size of the awards granted to participants is subject to the LDCC’s discretion. As of September 30, 2021, approximately 549,267 shares of Common Stock were subject to outstanding awards under our equity compensation plans and 2,553,497 shares of Common Stock were available for future awards under our equity compensation plans.

Consistent with the requirements of the NYSE, the 2017 Plan includes a restriction providing that we will not, without shareowner approval, amend or replace options or stock appreciation rights (“SARs”) previously granted under the 2017 Plan in a transaction that constitutes a “repricing.”

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Outstanding Equity Awards at Fiscal Year End

There are currently no options, SARs or similar instruments outstanding. The following table presents information concerning the number and value of nonvested stock (including restricted stock units or other similar instruments) and incentive plan awards for the named executive officers outstanding as of the end of the fiscal year ended September 30, 2021:

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Stephen D. Westhoven
November 13, 2018 FY 2019 DEF	6,253	(1)	217,667	(2)	─		─
November 13, 2018 FY 2019 TSR	─		─		4,482	(3)	156,018	(4)
November 13, 2018 FY 2019 NFE	─		─		4,168	(5)	145,088	(4)
November 12, 2019 FY 2020 PBRS	─		─		12,312	(6)	428,581	(2)
November 12, 2019 FY 2020 TSR	─		─		10,037	(7)	349,388	(4)
November 12, 2019 FY 2020 NFE	─		─		9,234	(8)	321,436	(4)
November 9, 2020 FY 2021 PBRS	─		─		25,982	(9)	904,433	(2)
November 9, 2020 FY 2021 TSR	─		─		13,773	(10)	479,438	(4)
November 9, 2020 FY 2021 NFE	─		─		12,991	(11)	452,217	(4)
Patrick J. Migliaccio
November 13, 2018 FY 2019 DEF	4,168	(1)	145,088	(2)	─		─
November 13, 2018 FY 2019 RSU	1,542	(12)	53,689	(2)	─		─
November 13, 2018 FY 2019 TSR	─		─		2,488	(3)	86,607	(4)
November 13, 2018 FY 2019 NFE	─		─		2,313	(5)	80,516	(4)
November 12, 2019 FY 2020 RSU	4,104	(13)	142,860	(2)	─		─
November 12, 2019 FY 2020 TSR	─		─		3,346	(7)	116,474	(4)
November 12, 2019 FY 2020 NFE	─		─		3,078	(8)	107,145	(4)
November 9, 2020 FY 2021 RSU	8,023	(14)	279,281	(2)	─		─
November 9, 2020 FY 2021 TSR	─		─		4,253	(10)	148,047	(4)
November 9, 2020 FY 2021 NFE	─		─		4,012	(11)	139,658	(4)

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Name	Stock Awards
	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Amy Cradic
November 13, 2018 FY 2019 DEF	1,563	(1)	54,408	(2)	─		─
November 13, 2018 FY 2019 RSU	782	(12)	27,210	(2)	─		─
November 13, 2018 FY 2019 TSR	─		─		1,261	(3)	43,895	(4)
November 13, 2018 FY 2019 NFE	─		─		1,172	(5)	40,797	(4)
November 12, 2019 FY 2020 RSU	2,463	(13)	85,725	(2)	─		─
November 12, 2019 FY 2020 TSR	─		─		2,007	(7)	69,864	(4)
November 12, 2019 FY 2020 NFE	─		─		1,847	(8)	64,294	(4)
November 9, 2020 FY 2021 RSU	6,029	(14)	209,869	(2)	─		─
November 9, 2020 FY 2021 TSR	─		─		3,196	(10)	111,253	(4)
November 9, 2020 FY 2021 NFE	─		─		3,014	(11)	104,917	(4)
Amanda E. Mullan
November 13, 2018 FY 2019 DEF	4,168	(1)	145,088	(2)	─		─
November 13, 2018 FY 2019 RSU	1,256	(12)	43,733	(2)	─		─
November 13, 2018 FY 2019 TSR	─		─		2,026	(3)	70,525	(4)
November 13, 2018 FY 2019 NFE	─		─		1,884	(5)	65,582	(4)
November 12, 2019 FY 2020 RSU	2,791	(13)	97,143	(2)	─		─
November 12, 2019 FY 2020 TSR	─		─		2,275	(7)	79,193	(4)
November 12, 2019 FY 2020 NFE	─		─		2,093	(8)	72,857	(4)
November 9, 2020 FY 2021 RSU	4,454	(14)	155,044	(2)	─		─
November 9, 2020 FY 2021 TSR	─		─		2,361	(10)	82,186	(4)
November 9, 2020 FY 2021 NFE	─		─		2,227	(11)	77,522	(4)

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Name	Stock Awards
	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Timothy F. Shea
November 13, 2018 FY 2019 DEF	15,840	(1)	551,390	(2)	─		─
November 13, 2018 FY 2019 TSR					2,129	(3)	74,110	(4)
November 13, 2018 FY 2019 NFE					1,980	(5)	68,924	(4)
Nancy A. Washington
November 13, 2018 FY 2019 DEF	4,168	(1)	145,088	(2)	─		─
November 13, 2018 FY 2019 RSU	1,285	(12)	44,742	(2)	─		─
November 13, 2018 FY 2019 TSR	─		─		2,073	(3)	72,161	(4)
November 13, 2018 FY 2019 NFE	─		─		1,928	(5)	67,114	(4)
November 12, 2019 FY 2020 RSU	3,037	(13)	105,730	(2)	─		─
November 12, 2019 FY 2020 TSR	─		─		2,476	(7)	86,190	(4)
November 12, 2019 FY 2020 NFE	─		─		2,278	(8)	79,297	(4)
November 9, 2020 FY 2021 RSU	5,061	(14)	176,173	(2)	─		─
November 9, 2020 FY 2021 TSR	─		─		2,683	(10)	93,395	(4)
November 9, 2020 FY 2021 NFE	─		─		2,531	(11)	88,104	(4)
(1)

Represents deferred retention stock units granted to the named executive officers on November 13, 2018. Each deferred retention stock unit vests one-for-one into a share of Common Stock and accrues dividends that are converted into shares of Common Stock based on the closing price on the vesting date. These awards vested on October 15, 2021.

(2)

Calculated based upon Common Stock closing price of $34.81 per share as of September 30, 2021. The actual value realized for shares of performance-based restricted stock units, restricted stock units and deferred retention stock units will be calculated based upon our Common Stock closing price on each of the respective vesting dates.

(3)

Represents the target number of FY 2019 TSR Performance Share Units issued to the named executive officers on November 13, 2018, which vested based upon performance through September 30, 2021, upon certification of performance by the LDCC. Each FY 2019 TSR Performance Share vested one-for-one into a share of Common Stock.

(4)

Calculated based upon Common Stock closing price of $34.81 per share as of September 30, 2021. The actual value realized for the FY 2019 TSR Performance Share Units and the FY 2019 NFE Performance Share Units, the FY 2020 TSR Performance Share Units and the FY 2020 NFE Performance Share Units, and the FY 2021 TSR Performance Share Units and the FY 2021 NFE Performance Share Units will be calculated based upon our Common Stock closing price on the date the LDCC certifies that the targets have been met in November of each vesting year, and the actual number of performance shares granted, subject to certain conditions.

(5)

Represents the target number of FY 2019 NFE Performance Shares issued to the named executive officers on November 13, 2018, which vested based upon performance through September 30, 2021, upon certification of performance by the LDCC. Each FY 2019 NFE Performance Share vested one-for-one into a share of Common Stock.

(6)

Represents the FY 2020 PBRS units issued to Mr. Westhoven on November 12, 2019, which vest in three equal annual installments on September 30, 2020, September 30, 2021, and September 30, 2022. The first and second tranches of the FY 2020 PBRS units vested upon certification by the LDCC that the performance goal was met on November 9, 2020. Each FY 2020 PBRS unit vests one-for-one into a share of Common Stock.

(7)

Represents the target number of FY 2020 TSR Performance Share Units issued to the named executive officers on November 12, 2019, which may vest on September 30, 2022, upon certification of performance by the LDCC. Each FY 2020 TSR Performance Share Unit will vest one-for-one into a share of Common Stock.

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(8)

Represents the target number of FY 2020 NFE Performance Share Units issued to the named executive officers on November 12, 2019, which may vest on September 30, 2022, upon certification of performance by the LDCC. Each FY 2020 NFE Performance Share Unit will vest one-for-one into a share of Common Stock.

(9)

Represents the FY 2021 PBRS units issued to Mr. Westhoven on November 9, 2020, which may vest one-for-one into a share of our Common Stock in up to three equal installments on September 30, 2021, September 30, 2022, and September 30, 2023, if the performance goal is achieved. The first tranche of the FY 2021 PBRS units vested upon certification by the LDCC that the performance goal was met on November 10, 2021.

(10)

Represents the target number of FY 2021 TSR Performance Share Units issued to the named executive officers on November 9, 2020, which may vest on September 30, 2023, upon certification of performance by the LDCC. Each FY 2021 TSR Performance Share Unit will vest one-for-one into a share of Common Stock. For more information regarding the vesting of the FY 2021 TSR Performance Share Units, please see “FY 2021 TSR Performance Share Unit Awards.”

(11)

Represents the target number of FY 2021 NFE Performance Share Units issued to the named executive officers on November 9, 2020, which may vest on September 30, 2023, upon certification of performance by the LDCC. Each FY 2021 NFE Performance Share Unit will vest one-for-one into a share of Common Stock. For more information regarding the vesting of the FY 2021 NFE Performance Share Units, please see “FY 2021 NFE Performance Share Unit Awards.”

(12)

Represents restricted stock units granted to the named executive officer on November 13, 2018, which vested in three equal annual installments beginning on October 15, 2019.

(13)

Represents restricted stock units granted to the named executive officer on November 12, 2019, which may vest in three equal annual installments on October 15, 2020, October 15, 2021, and October 15, 2022, based on continued employment. Each restricted stock unit vests one-for-one into a share of Common Stock.

(14)

Represents restricted stock units granted to the named executive officer on November 9, 2020, which may vest in three equal annual installments on October 15, 2021, October 15, 2022, and October 15, 2023, based on continued employment. Each restricted stock unit vests one-for-one into a share of Common Stock.

Stock Vested

The following table presents information concerning the vesting of stock (including restricted stock units, performance shares and similar instruments) for the named executive officers during the fiscal year ended September 30, 2021.

Name	Stock Awards
	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Stephen D. Westhoven	20,303	691,274
Patrick J. Migliaccio	8,203	247,894
Amy Cradic	2,116	60,539
Amanda E. Mullan	7,201	219,179
Timothy F. Shea	5,452	159,203
Nancy A. Washington	5,891	177,306
(1)

Represents the total number of vested restricted stock units granted on November 14, 2017, November 13, 2018, and November 12, 2019; FY 2019 PBRS granted on November 13, 2018; FY 2020 PBRS granted on November 12, 2019; deferred stock units granted on November 14, 2017; and FY 2018 NFE Performance Shares granted on November 14, 2017, as applicable.

(2)

Value for the restricted stock units and deferred stock retention units was calculated based upon our Common Stock closing price of $28.61 on October 15, 2020, which was the vesting date for those units. Value for the FY 2019 PBRS and FY 2020 PBRS, was calculated based upon our Common Stock closing price of $34.81 on September 30, 2021, which was the vesting date for those shares. Value for the FY 2018 NFE Performance Shares granted on November 14, 2017, were calculated based upon our Common Stock closing price of $33.34 on November 9, 2020, which was the vesting date for those shares.

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Pension Benefits

We provide defined contribution and/or defined benefit retirement benefits to substantially all employees who meet vesting and other requirements. Our qualified defined benefit plan for non-represented employees is the Non-Represented Plan. Our qualified defined benefit plan for represented employees is the NJNG Plan for Retirement Allowances for Represented Employees (“Represented Plan”). Our qualified defined contribution plan is our 401(k) Plan. All represented employees of NJRHS hired on or after October 1, 2000, all represented employees of NJNG hired on or after January 1, 2012, and all of our non-represented employees hired on or after October 1, 2009, are covered by an enhanced defined contribution plan feature of our 401(k) Plan instead of the Represented Plan or Non-Represented Plan. Three of our named executive officers participate in the Non-Represented Plan and all of our named executive officers participate in the 401(k) Plan. Mses. Washington, Mullan and Cradic are not eligible to participate in the defined benefit plans but receive an enhanced contribution from the Company in the 401(k) Plan. The retirement benefit under the Non-Represented Plan is based on years of service and highest 60-month average compensation.

In addition to the Non-Represented Plan, the Represented Plan and the 401(k) Plan, we sponsor the SEP and the PEP, both of which are non-qualified plans. Each of the named executive officers is or may become eligible for SEP benefits, and three of our named executive officers are eligible for PEP benefits. Benefits will be paid under the PEP and the SEP to the extent benefits are not payable by the Non-Represented Plan and the 401(k) Plan due to the limitations on compensation and contributions in the Internal Revenue Code. The PEP and the SEP are unfunded, with benefits paid from our corporate assets.

We also sponsor health care plans that provide post-employment medical and life insurance benefits to union and non-union employees who meet the eligibility requirements. To be eligible, retirees must meet certain age and service requirements. Depending on the year of retirement, benefits may be subject to annual deductibles, coinsurance requirements and retiree contributions. As of September 30, 2021, other than Mr. Shea, none of the named executive officers have completed the age and service requirements to be eligible for post-retirement health coverage.

The following table presents information concerning each of our defined benefit plans that provide for payments or other benefits to the named executive officers at, following or in connection with retirement. For each named executive officer, the present value of accumulated benefit in the table below was calculated using actuarial assumptions, including an interest rate of 3.07 percent as of September 30, 2021. The present value of the benefits was calculated assuming the named executive officers remain employed with NJR until the earliest age at which the executive could collect a benefit without reduction for early retirement. The assumed age of payment is 60 for Messrs. Migliaccio, Shea and Westhoven.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Stephen D. Westhoven	Non-Represented Plan	31	1,718,187	—
	PEP	31	2,153,465	—
	SEP	31	79,955	25,649
Patrick J. Migliaccio	Non-Represented Plan	12	554,663	—
	PEP	12	221,572	—
	SEP	12	19,198	6,778
Amy Cradic	Non-Represented Plan	—	—	—
	PEP	—	—	—
	SEP	3	12,682	7,588
Amanda E. Mullan	Non-Represented Plan	—	—	—
	PEP	—	—	—
	SEP	6	8,284	2,769
Timothy F. Shea	Non-Represented Plan	23	1,390,892	—
	PEP	23	182,560	—
	SEP	23	5,457	2,116
Nancy A. Washington	Non-Represented Plan	—	—	—
	PEP	—	—	—
	SEP	4	11,059	4,846

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Pension benefits are payable at age 65. Benefits may be paid as early as age 55 upon completion of 20 years of service. Benefits collected prior to age 60 and completion of 20 years of service (excluding disability retirements) are subject to early commencement reductions of up to 50 percent, depending on age at the time of commencement.

The number of years of credited service for the named executive officers, assuming their continued employment by us until age 65, is set forth below:

Name	Years of Credited Service at 65	Years of Credited Service as of September 30, 2021
Stephen D. Westhoven	43	31
Patrick J. Migliaccio	30	12
Timothy F. Shea	32	23

To the extent benefits that would otherwise be payable to an employee under the Non-Represented Plan and the 401(k) Plan exceed the specified limits on such benefits imposed by the Internal Revenue Code, we expect to pay such excess benefits to the employee at the time the employee receives payment under the respective plan. These excess benefit payments would be made from our general funds.

Supplemental Retirement Agreements

We have SERP Agreements with each of the named executive officers and certain other officers not named in the Summary Compensation Table, payable over a five-year period commencing with retirement at age 65. At projected retirement, the maximum amount payable to Mr. Westhoven under his SERP Agreement is currently $250,000. Mr. Migliaccio and Mses. Washington, Mullan and Cradic would each be entitled to maximum amounts of $125,000, while Mr. Shea would be entitled to a maximum amount of $100,000, under their respective SERP Agreements.

Defined Contribution Plan

We offer eligible employees the opportunity to participate in our 401(k) Plan. Generally, we match 85 percent of participants’ contributions up to six percent of base compensation subject to Internal Revenue Code and 401(k) Plan limits.

Additionally, for employees who are not eligible to participate in the defined benefit plans, NJR contributes between 3.5 percent and 4.5 percent of base compensation, depending upon years of service, into the 401(k) Plan on their behalf.

Non-Qualified Deferred Compensation

The NJR Officers’ Deferred Compensation Plan provides for the deferral of compensation of the named executive officers on a basis that is not tax qualified. We do not make matching contributions under this plan. Although all of the named executive officers are eligible to participate in the plan, none of the named executive officers have any amounts in such plan.

For additional information with respect to our non-qualified deferred compensation arrangements, please see “Compensation Discussion & Analysis — Deferred Compensation.”

Potential Payments Upon Termination or Change of Control

We believe our senior management and key employees are responsible for our success, and therefore it is important to provide reasonable protection to them in the event of a potential loss of employment following a change of control. It is our belief that the interests of shareowners will be best served if the interests of our senior management are aligned with them. Providing change of control benefits should offset any reluctance by senior management to pursue potential change of control transactions that may be in the best interests of shareowners. We also believe our arrangement helps us recruit talented executives by providing protections in the event we are acquired. We believe these potential change of control benefits are reasonable relative to the overall value of any potential transaction.

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2017 Plan

Under the 2017 Plan, in the event of a “change of control” (as defined in the 2017 Plan), the Board may, among other things, accelerate the entitlement to outstanding benefits awarded thereunder. The 2017 Plan and all of the agreements for equity awards issued thereunder have a “double-trigger” vesting requirement that requires a qualified termination following a change of control before acceleration of vesting. Pursuant to the 2017 Plan, a “change of control” will be deemed to have occurred if:

•

Beneficial ownership of 50 percent or more of our outstanding securities entitled to vote in elections of directors is acquired within a 12-month period by any person, entity or group

•

There is a change in any 12-month period in such number of directors as constitutes a majority of the Board, unless the election, or the nomination for election by our shareowners, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the year

•

There is a completed merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of our assets, or a complete liquidation as a result of which the shareowners immediately prior to such event do not hold, directly or indirectly, a majority of the Voting Power (as defined in the 2017 Plan) of the acquiring or surviving corporation

Supplemental Retirement Agreements

Pursuant to the SERP Agreements we have with each of the named executive officers, in the event of a change of control, the right to the amounts payable to each of them becomes immediately vested, and such amounts are immediately payable in the event of a subsequent termination of employment for any reason. A change of control is defined in the SERP Agreements as a reportable change of control under the proxy rules of the SEC, including the acquisition within a 12-month period of a 50-percent beneficial voting interest in us, or a change in any 12-month period in such number of directors as constitutes a majority of the Board, unless the election, or the nomination for election by our shareowners, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the year.

Employment Continuation Agreements

Our Employment Continuation Agreements provide each named executive officer certain rights if his or her employment with us is terminated within two years following the occurrence of a change of control. A summary of the terms of these agreements is provided under “Severance Policies — Amended and Restated Employment Continuation Agreements.”

The following tables summarize the value of the termination payments and benefits that our named executive officers (other than Ms. Washington who separated in May 2021) would receive if their employment terminated on September 30, 2021, using the closing market price per share of our Common Stock on that date of $34.81. The other values in the tables are merely estimates. The actual amounts to be paid out can only be determined at the time of a named executive officer’s separation from the Company.

The tables exclude amounts accrued through September 30, 2021, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual incentive awards for the fiscal year ended September 30, 2021. The table also excludes vested account balances under the 401(k) Plan, which are generally available to all of our salaried employees. In addition, the tables below reflect the hypothetical occurrence of both a change of control and a concurrent termination of a named executive officer in accordance with such named executive officer’s Employment Continuation Agreement, assuming this event took place on September 30, 2021.

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Name/Benefit Type	Retirement ($) (a)	Death ($) (b)	Disability ($) (c)		Termination Other Than Retirement, Death or Disability ($) (d)	Termination for Cause ($) (e)	Involuntary Termination Following a Change of Control ($) (f)
Stephen D. Westhoven
Cash Severance(1)	—	—	—		—	—	4,223,738
Acceleration of Equity Awards(2)	—	2,018,086	1,200,491	(3)	—	—	2,018,086
Retirement Benefits(4)	—	340,404	258,797		257,442	257,442	351,192
Medical and Insurance Benefits(5)	—	1,276,365	549,865		—	—	88,894
Other Benefits(6)	—	15,865	1,237,500		15,865	15,865	40,865
Patrick J. Migliaccio
Cash Severance(1)	—	—	—		—	—	1,446,295
Acceleration of Equity Awards(2)	—	775,522	480,685	(3)	—	—	775,522
Retirement Benefits(4)	—	145,026	57,917		57,549	57,549	147,549
Medical and Insurance Benefits(5)	—	1,083,831	459,652		—	—	58,726
Other Benefits(6)	—	8,039	660,000		8,039	8,039	33,039
Amy Cradic
Cash Severance(1)	—	—	—		—	—	1,074,781
Acceleration of Equity Awards(2)	—	460,327	275,926	(3)	—	—	460,327
Retirement Benefits(4)	—	134,215	9,215		4,608	4,608	129,608
Medical and Insurance Benefits(5)	—	954,000	352,000		—	—	—
Other Benefits(6)	—	10,323	528,000		10,323	10,323	35,323
Amanda E. Mullan
Cash Severance(1)	—	—	—		—	—	1,077,373
Acceleration of Equity Awards(2)	—	558,342	359,740	(3)	—	—	558,342
Retirement Benefits(4)	—	133,284	19,648		19,648	19,648	133,284
Medical and Insurance Benefits(5)	—	930,000	340,000		—	—	—
Other Benefits(6)	—	11,439	509,856		11,439	11,439	36,439
Timothy F. Shea
Cash Severance(1)	—	—	—		—	—	1,298,796
Acceleration of Equity Awards(2)	—	615,490	551,390	(3)	—	—	615,490
Retirement Benefits(4)	—	109,339	13,906		13,348	13,348	113,348
Medical and Insurance Benefits(5)	—	918,162	341,662		—	—	58,599
Other Benefits(6)	—	8,788	489,597		8,788	8,788	33,788
(1)

Cash Severance: Amount represents cash payment due to the named executive officer pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Continuation Agreement. None of the named executive officers would incur a Section 280G excise tax in relation to an involuntary termination following a change of control.

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(2)

Acceleration of Equity Awards: Acceleration of Equity Awards includes Deferred Retention Stock Units, Restricted Stock Units, performance share units and Performance-Based Restricted Stock Units. Performance share units and Performance-Based Restricted Stock Units vest subject to certain conditions and are paid in the form of shares of Common Stock on a one-for-one basis.

Deferred Retention Stock Units and Restricted Stock Units: Amounts for restricted stock units and deferred stock units represent the value of Common Stock as of September 30, 2021.

Performance share units: Amounts for performance share units represent the value of Common Stock as of September 30, 2021. The amounts in columns (b), (c) and (f) reflect either (1) for the FY 2019 TSR Performance Shares and FY 2019 NFE Performance Shares, the actual payout based upon actual performance, which was certified by the LDCC on November 10, 2021; or (ii) for the FY 2020 TSR Performance Share Units and the FY 2020 NFE Performance Share Units and the FY 2021 TSR Performance Share Units and the FY 2021 NFE Performance Share Units, an estimated pro-rata payout based upon the number of days of the performance cycle the executive was still employed by us, based, as the case may be, either upon actual performance, or upon payout at the “target” amount. As such, the amounts in columns (b), (c) and (f) do not necessarily reflect the actual payout that would be determined at the end of the performance cycles for the FY 2020 TSR Performance Share Units and the FY 2020 NFE Performance Share Units as of September 30, 2022, and for the FY 2021 TSR Performance Share Units and the FY 2021 NFE Performance Share Units as of September 30, 2023.

Performance-Based Restricted Stock Units: The amounts in columns (b), (c) and (f) for Performance-Based Restricted Stock Units represent the value of the Common Stock on September 30, 2021. The amounts in columns (a), (b), (c) and (f) for the Performance-Based Restricted Stock Units reflect an estimated pro-rata payout of the “target” amount based upon the number of days of the vesting period the executive was still employed by us. The amounts in column (a), (b), (c) and (f) for the Performance-Based Restricted Stock Units do not reflect the actual payout that would be determined on the applicable vesting dates.

(3)

Acceleration of Equity Awards in the case of Disability: Long-term equity incentive awards would vest on a pro-rata basis with performance conditioned on the Company’s satisfaction of applicable performance goals. The satisfaction of such goals would be measured at the end of the performance period, and any payment would be made at that time. Due to the future performance measurement, the value of the unvested performance-based awards is not currently calculable.

(4)

Retirement Benefits: Retirement Benefits include Pension Plan, PEP, SEP and SERP benefits.

Pension Plan: For all columns except columns (b) and (c), amounts include a monthly payment to the executive commencing at age 60, the earliest age at which unreduced benefits are available, assuming the triggering event occurred as of September 30, 2021, payable for the life of the executive, assuming with respect to columns (d), (e) and (f), the executive elects the 50 percent joint and survivor annuity option, which is the default option under the Pension Plan. For column (b), the amount includes a monthly payment to the executive’s survivor at September 30, 2021, payable for the life of the survivor. For column (c), the monthly payment is assumed to commence immediately and assumes the executive elects the straight life annuity option. Note for column (f) that Pension and SERP benefits are not enhanced on a change in control. The only benefits payable in such event are those regularly provided by the plans. A portion of the PEP benefit is subject to Section 409A of the Internal Revenue Code. SEP: The amounts would be payable within 30 days following the end of the calendar quarter in which the triggering event occurs. These payments are subject to Section 409A of the Internal Revenue Code.

SERP: The figures in columns (a), (b) and (f) include the amount payable to the NEO or the NEO’s beneficiary, as applicable, in 60 monthly installments beginning on the first day of the calendar month commencing with the month following the date of termination or death. For columns (c), (d) and (e), the amounts include the cumulative termination benefit under the SERP Agreement as of September 30, 2022, payable in 60 equal monthly installments beginning at the later of the NEO attaining the age of 65 or the date of the NEO’s separation of service (as defined in the SERP Agreement). These amounts are subject to Section 409A of the Internal Revenue Code. Note for column (f) that Pension and SERP benefits are not enhanced on a change in control. The only benefits payable in such event are those regularly provided by the plans.

(5)

Medical and Insurance Benefits:

Life Insurance and Accidental Death & Dismemberment Insurance: The amounts included in columns (b) and (c) are payable to the beneficiary only if the death or dismemberment is deemed to be accidental. The amount listed in column (c) assumes the maximum payout in the case of dismemberment.

Travel & Accident Insurance: A certain amount included in column (b) is payable to the beneficiary only if the death occurs during travel or is deemed accidental.

Medical: The amount listed in column (b) consists the average annual premium expected to be paid over the lifetime of the surviving spouse for Messrs. Westhoven and Migliaccio, and consists of six months of premium for Mr. Shea. The amount listed in column (c) consists of the average annual premium expected to be paid over the lifetimes of the named executive officer and the named executive officer’s spouse for Messrs. Westhoven, Migliaccio and consists of six months of premium for Mr. Shea. Mses. Mullan and Cradic have waived enrollment in the medical plan. Expected future premiums are determined based on the same assumptions used to develop postretirement health liabilities as of September 30, 2021. The amount listed in column (f) consists of the present value of premiums to be paid by us for three years for Mr. Westhoven and for two years each for Mr. Migliaccio and Mr. Shea.

(6)

Other Benefits:

Salary Continuation Benefit: The amount listed in column (c) includes the total maximum benefit payable to the NEO in the event of a disability and represents the aggregate payment of the NEO’s base salary, as of September 30, 2021, for 18 months.

Vacation: Amounts reflected in this row include payment to the NEO for the NEO’s unused earned vacation time as of September 30, 2021.

Outplacement Benefit: The amount listed in column (f) includes the maximum outplacement services reimbursement payable by us.

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Separation of Nancy A. Washington

The Company and Nancy A. Washington mutually agreed that Ms. Washington would separate from the Company and no longer serve as Senior Vice President and General Counsel, effective May 3, 2021. In connection with her separation, and as approved by the LDCC, the Company and Ms. Washington entered into a Separation Agreement, dated May 7, 2021.

Under the terms of the Separation Agreement, Ms. Washington received or is entitled to: (i) a lump-sum payment of an amount equal to seventeen months of her annual base salary of $547,188, (ii) a lump-sum payment of $193,125 in respect of her annual incentive award for the fiscal year ending September 30, 2021, payable on or before December 15, 2021, (iii) a lump-sum payment of $7,428 for accrued unused vacation and (iv) a lump-sum payment in an amount equal to the estimated premium cost of COBRA coverage through May 31, 2022. In addition, the aggregate of 4,491 shares of unvested restricted stock granted to Ms. Washington on November 13, 2018, November 12, 2019 and November 9, 2020, respectively, vested and were distributed on October 15, 2021, and the Company waived the applicable forfeiture provision with respect to her separation from the Company. Ms. Washington also will be paid out for 2,073 FY2019 TSR Performance Share Units and 1,928 FY2019 NFE Performance Share Units based upon actual performance as determined by the LDCC.

As part of the Separation Agreement, Ms. Washington agreed to a comprehensive release of claims against the Company, compliance with confidentiality requirements, post-employment cooperation and compliance with restrictive covenants.

CEO Pay Ratio

In accordance with Item 402(u) of Regulation S-K, we are disclosing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the individual we have identified as our median employee for this purpose. We believe our pay ratio is a reasonable estimate and has been calculated in a manner consistent with SEC rules based on the methodology described below.

As permitted by SEC rules, we are using the same median employee in our pay ratio calculation for fiscal year 2021 as we used for fiscal year 2020. We believe that there have not been any changes in our employee population or employee compensation arrangement since fiscal 2020 that would significantly impact our pay ratio disclosure for fiscal 2021

We previously identified our median employee for fiscal year 2020 based on fiscal year 2020 total cash compensation actually paid as of September 30, 2020, to all of our employees, other than our Chief Executive Officer, who were employed on September 30, 2020. We included all employees, whether employed on a full-time, part-time or seasonal basis, and we annualized the compensation of any permanent employee who was employed for less than the full 2020 fiscal year.

After identifying the median employee, we calculated 2021 annual total compensation for such employee using the same methodology that we use for our named executive officers as set forth in the “Totals” column in the 2021 Summary Compensation Table. The median of the annual total compensation of all of our employees (other than our Chief Executive Officer), calculated in a manner consistent with Item 402(u) of Regulation S-K, was $127,711. The annual total compensation of our Chief Executive Officer, Mr. Westhoven, during fiscal year 2021 was $4,783,459 as reported in the Summary Compensation Table. We reasonably estimate that the ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our median employee was 37:1.

SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and various assumptions and, as a result, the pay ratio reported by the Company may not be comparable to the pay ratio reported by other companies and should not be used as a basis for comparison between companies.

2021 Summary Compensation Table Total Compensation Breakdown

The compensation of NJR’s Chief Executive Officer during fiscal year 2021, Mr. Westhoven, and our median employee is broken down as follows:

Employee	Year	Salary	Stock Awards	Bonus	Non-Equity Incentive Plan Compensation	Change in Pension Value	All Other Compensation	Total
Stephen D. Westhoven	2021	$808,841	$1,822,848	$—	$1,312,245	$782,952	$56,573	$4,783,459
Median Employee	2021	$104,240	—	$1,000	$2,235	$15,608	$4,628	$127,711

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Non-Binding Proposal to Approve the Compensation of our Named Executive Officers

Item 2

On Proxy Card

The LDCC designs our named executive officers’ compensation program to reward the achievement of our short-term and long-term objectives and to relate the compensation to the value created for our shareowners. We believe our compensation program also reflects competition and best practices in the marketplace. The mix of compensation components is competitive with that of other companies of similar size and operational characteristics, links compensation to individual and corporate performance, and encourages stock ownership by senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2021, the LDCC believes the total compensation for each of the named executive officers is reasonable and effectively achieves the objectives of aligning compensation with performance measures directly related to our financial goals and creating shareowner value without encouraging our named executive officers to take unnecessary or excessive risks.

The Compensation Discussion and Analysis section of this Proxy Statement, and the accompanying tables and narrative, provide a comprehensive review of our named executive officer compensation objectives, program and rationale. We urge you to read this disclosure before voting on this proposal.

For the reasons stated above, we are requesting your non-binding approval of the following resolution:

“RESOLVED, that the shareowners approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement for the 2022 Annual Meeting of Shareowners pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2021 Summary Compensation Table, the other related tables and the accompanying narrative.”

Your vote on this proposal will be non-binding on the Board and us and will not be construed as overruling a decision by the Board or us. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the Board values the opinions that our shareowners express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as it deems appropriate.

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE TO APPROVE THE NON-BINDING ADVISORY PROPOSAL APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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Ratification of Appointment of Independent Registered Public Accounting Firm

Item 3

On Proxy Card

The Audit Committee has retained Deloitte & Touche LLP as our independent registered public accounting firm to report to the shareowners on our financial statements for the fiscal year ending September 30, 2022. Although submission of the appointment of an independent registered public accounting firm to shareowners for ratification is not required by law, the Board, consistent with its past policy, considers it appropriate to submit the selection of an independent registered public accounting firm for shareowner approval. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

Information relating to fees paid to Deloitte & Touche LLP over the past two years is set forth below. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares of our Common Stock present, or represented by proxy, and voted at the Meeting is required for the approval of this item. The shares represented by the proxies will be voted for approval of the ratification of the appointment of Deloitte & Touche LLP (unless otherwise indicated on the proxy). The Board has not determined what action it would take if the shareowners do not approve the selection of Deloitte & Touche LLP, but may reconsider its selection if the shareowners’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the fiscal year if it determines that such a change would be in our best interests and in the best interests of our shareowners.

Independent Registered Public Accounting Firm Fees

Aggregate fees billed to us for the fiscal years ended September 30, 2021, and 2020, by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively, “Deloitte”) are shown in the following table:

	Fiscal Year Ended September 30,
	2021 ($)	2020 ($)
Audit Fees	2,810,397	3,142,000
Audit-related Fees	45,000	162,887
Total Audit and Audit-related Fees	2,855,397	3,304,887
Tax Fees	82,950	107,274
All Other Fees	11,517	174,405
TOTAL FEES	2,949,864	3,586,566

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Audit Fees

Audit fees include professional services rendered by Deloitte for the audit of our annual financial statements, including its assessment of our internal controls over financial reporting, the reviews of the financial statements included in our quarterly reports on Form 10-Q, and accounting consultations related to business transactions and a change in accounting policy. This category also includes fees for audits provided in connection with statutory filings and services that generally only the principal auditor can reasonably provide to a client including comfort letters, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees

Audit-related fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”

Tax Fees

Tax fees include original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes, planning, research, and advice supporting our efforts to maximize the tax efficiency of our operations for fiscal years 2021 and 2020.

All Other Fees

All other fees are fees for products or services other than those in the above three categories. Amounts in this category primarily related to the use of accounting research tools.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a written policy requiring advance pre-approval for all audit services and permitted non-audit services provided by our independent registered public accounting firm. Our Chief Financial Officer has primary responsibility to the Audit Committee for administration and enforcement of this policy and for reporting non-compliance. Under the policy, our Audit Committee receives a detailed presentation of an annual budget and plan defining all audit services and proposed audit-related, tax or other non-audit services to be performed by the independent registered public accounting firm. Any services included within the budget and plan approved by the Audit Committee require no further Audit Committee approval for that budget year. The pre-approval requirements do not prohibit the delivery of permissible non-audit services that were not recognized as non-audit services at the time of the engagement if all such services are less than five percent of revenues paid to the independent registered public accounting firm for the fiscal year and if those services are approved by the Audit Committee before the audit is completed. The Audit Committee approved in advance each professional service performed by Deloitte & Touche LLP during fiscal year 2021 and considered the possible effect on that firm’s independence.

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

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Audit Committee Report

In accordance with the Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee is “independent” as required by the applicable listing standards of the NYSE and the rules of the SEC. During the fiscal year ended September 30, 2021, the Audit Committee met eight times. The Audit Committee reviewed and discussed the interim financial information contained in the Company’s Quarterly Reports on Form 10-Q, and discussed press releases announcing earnings with our Chief Financial Officer and the independent registered public accounting firm before they were released.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the Company’s independent registered public accounting firm. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board, including the appointment, termination, compensation and oversight of the quality of the work of the Company’s independent registered public accounting firm. The Audit Committee reviews the Company’s independent registered public accounting firm’s independence, the services provided and its fees, and the selection of the lead engagement partner, as well as Public Company Accounting Oversight Board and peer review reports of its performance. The Company’s management has primary responsibility for the financial statements and reporting process, including the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an integrated audit of the Company’s financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board.

In discharging its oversight responsibility of the audit process, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, required by applicable requirements of the Public Company Accounting Oversight Board, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm that firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and internal audit functions, organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee reviewed and discussed with the independent registered public accounting firm all communications required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the Company’s financial statements. The Audit Committee reviewed and discussed with the independent registered public accounting firm the critical accounting policies, practices and estimates arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee reviewed and discussed the Company’s audited financial statements as of and for the fiscal year ended September 30, 2021, with management and the independent registered public accounting firm.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2021, for filing with the SEC. The Audit Committee also reappointed Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.

Gregory E. Aliff, Chair
Donald L. Correll
Robert B. Evans
M. Susan Hardwick
Thomas C. O’Connor
George R. Zoffinger

Dated: November 10, 2021

This “Audit Committee Report” will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and it will not otherwise be deemed filed under such Acts.

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Questions and Answers About the Meeting

1.

Who is asking for my vote and why am I receiving this document?

We are providing this Proxy Statement and related proxy card to our shareowners in connection with the solicitation by the Board of proxies to be voted at the Meeting. The Board asks that you vote on the matters listed in the Notice of Annual Meeting, which are more fully described in this Proxy Statement.

2.

Who is entitled to vote?

Only holders of record of outstanding shares of our Common Stock at the close of business on November 30, 2021, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were 95,954,871 outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote for each director nominee and one vote with respect to each other matter.

3.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. Mr. Richard Reich and Mary Pat Bolin have been designated as proxies or proxy holders for the Meeting. Proxies properly executed and received by our Corporate Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof, including any special instructions.

4.

What is a voting instruction form?

If you are a street name shareowner (as defined below in Question 8), you are entitled to direct your bank, broker or other nominee as to how to vote the shares that institution holds on your behalf. The voting instruction form describes how you wish your shares of Common Stock to be voted.

5.

What am I voting on?

You will be voting on each of the following items of business:

•

The election as directors of three nominees to the Board for terms expiring in 2025

•

The approval of a non-binding advisory resolution approving the compensation of our named executive officers

•

The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022

•

Any other business that may properly come before the Meeting or any adjournments or postponements thereof

6.

How many votes must be present to hold the Meeting?

A majority of the outstanding shares of Common Stock as of the Record Date must be present or represented by proxy at the Meeting. This is referred to as a quorum. Abstentions, withheld votes, and shares of record held by a broker or its nominee (“broker shares”) that are voted on any matter are included in determining the existence of a quorum. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

7. How many votes are required to approve each proposal?

The table below shows, for each proposal, the vote required to approve the proposal and the Board’s recommendation.

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Proposal	Required vote	Board recommendation	Effect of abstentions and broker non-votes*
Election of directors	Each nominee must receive the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors	FOR each nominee	No effect
Non-binding advisory resolution regarding the compensation of our named executive officers	The number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal	FOR	No effect
Ratification of the appointment of Deloitte & Touche LLP	The number of votes cast in favor of ratification must exceed the number of votes cast opposing ratification	FOR	No effect
* See Question 11 for an explanation of “broker non-votes.”
8.

How do I vote?

Registered shareowners (shareowners who hold Common Stock in their own name registered with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., or in certificated form) or employees who hold Common Stock through our NJR Employees’ Retirement Savings Plan (our “401(k) Plan”) may vote by proxy in one of the following three ways:

If you received your proxy materials by mail, complete, properly sign, date and mail the enclosed proxy card or voting instruction form
Go to www.proxyvote.com and follow the instructions included on the proxy card or voting instruction form
Call 1-800-690-6903 and follow the instructions included on the proxy card or voting instruction form

The telephone and internet voting procedures are designed to authenticate shareowners’ and plan participants’ identities, to allow shareowners and plan participants to give their proxies or voting instructions, and to confirm that such instructions have been properly recorded. Instructions for voting by telephone or over the internet are included on the enclosed proxy card or voting instruction form.

Shareowners who hold Common Stock through banks, brokers or other nominees (“street name shareowners”) who wish to vote at the Meeting should receive voting instructions from the institution that holds their shares. Please contact the institution that holds your shares if you have not received voting instructions. Street name shareowners may be eligible to vote their shares by telephone or Internet by following the voting instructions provided by the bank, broker or other nominee that holds the shares; or by completing, dating and signing the voting instruction form and returning it in the enclosed prepaid envelope.

The deadline for voting via the internet or telephone is 11:59 p.m., Eastern Time, on January 25, 2022, for shares held directly and 11:59 p.m., Eastern Time, on January 20, 2022, for shares held through our 401(k) Plan or any other plans holding shares of Common Stock.

Voting during the Virtual Meeting.

You may vote via the Internet during the Meeting by visiting: www.virtualshareholdermeeting.com/NJR2022. Only shareowners of record at the close of business on the Record Date are entitled to participate in and to vote at the Meeting. To participate in the Meeting, you will need the 16-digit control number included on your Notice Regarding Availability of Proxy Materials or on your proxy card or any additional voting instructions that accompanied your proxy materials.

9.

How do I attend the Meeting?

In light of the ongoing coronavirus (COVID-19) pandemic, for the health and safety of all of our stakeholders, we have determined that the Meeting will be held only through a remote communication in a virtual meeting format, via the internet, with no physical in-person meeting. You can attend the Meeting live via the internet at www.virtualshareholdermeeting.com/NJR2022. Online check-in will begin at 9:30 a.m., Eastern Time. Please allow ample time for the online check-in process. To participate in the Meeting, you will need the 16-digit control number included on your Notice Regarding Availability of Proxy Materials or on your proxy card or any additional voting instructions that accompanied your proxy materials. If your shares are held in the name of a bank, brokerage firm or other nominee, you should follow the instructions provided by such nominee in order to participate in the Meeting.

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10.

How will my shares be voted if I sign, date and return my proxy card or voting instruction form, but do not provide complete voting instructions with respect to each proposal?

You should specify your vote for each matter on the enclosed proxy.

Unless otherwise directed, the individuals named as proxies on your proxy card will vote all properly executed, returned and not-revoked proxy cards or voting instruction forms (I) FOR the election of all the director nominees listed thereon; (II) FOR the non-binding advisory resolution regarding approval of the compensation of our named executive officers; and (III) FOR the proposal to ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022, with the following two exceptions:

•

Shares of Common Stock held in our 401(k) Plan for which no direction is provided on a properly executed, returned and not-revoked voting instruction form will be voted proportionately in the same manner as those shares held in our 401(k) Plan for which timely and valid voting instructions are received with respect to such proposals

•

Shares of Common Stock held in our 401(k) Plan for which timely and valid voting instructions are not received will be considered to have been designated to be voted by the trustee in accordance with the recommendation of the Company’s management

As to any other business that may properly come before the Meeting, the individuals named in the enclosed proxy card or voting instruction form will vote the shares of Common Stock represented by the proxy as the Board may recommend, or otherwise at the proxy holders’ discretion. The Board does not presently know of any other such business.

11.

How will my shares be voted if I do not return my proxy card or my voting instruction form?

If your shares of Common Stock are registered in your name with our transfer agent, your unvoted shares will not be represented at the Meeting and will not count toward the quorum requirement, as explained under “6. How many votes must be present to hold the Meeting?” on page 75, unless you attend the Meeting to vote them in person.

If you are a street name shareowner, your shares may be voted even if you do not provide your bank, broker or other nominee with voting instructions. Under the rules of the NYSE, your bank, broker, or other nominee may vote your shares in its discretion on “routine” matters, but may not vote your shares on proposals that are not considered routine. When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to such proposal, your bank, broker or other nominee cannot vote your shares on that proposal. This is called a “broker non-vote.”

Without your specific instructions as to how to vote, your bank, broker or other nominee may not vote your shares with respect to (I) the election of the director nominees, or (II) the non-binding advisory resolution regarding the approval of the compensation of our named executive officers. Under NYSE rules, these matters are not considered routine matters. Based on NYSE rules, we believe that the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022, is a routine matter for which brokerage firms may vote on behalf of their clients without voting instructions. Therefore, if you are a shareowner whose shares of Common Stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction form, your bank, broker or other nominee may vote your shares FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022. Please return your proxy card so your vote can be counted.

12.

How are abstentions and broker non-votes counted?

Only votes cast “for” or “against” are included in determining the votes cast with respect to any matter presented for consideration at the Meeting. As described above, when brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name, will be treated as present for purposes of determining whether a quorum is present at the Meeting.

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13.

What if I change my mind after I vote?

You may change or revoke your proxy at any time before it is exercised by (I) submitting a properly signed proxy with a later date, (II) voting by telephone or the internet at a later time, or (III) voting via the Internet during the Meeting by participating virtually. See the enclosed proxy card for instructions. Attendance at the Meeting will not by itself revoke a previously granted proxy.

If you are a street name shareowner, you must follow the instructions found on the voting instruction form you received or contact your bank, broker or other nominee to change or revoke your previously given proxy.

14.

Who pays the cost of proxy solicitation?

NJR will pay all expenses of soliciting proxies, including clerical work, printing and postage. Our officers and other employees may personally solicit proxies or solicit proxies by mail, telephone, facsimile or internet, but we will not provide compensation for such solicitations. In addition, we have agreed to pay Laurel Hill Proxy Advisory Group, LLC a fee of approximately $6,500 plus reasonable expenses for proxy solicitation services. We will also reimburse banks, brokers and other firms holding shares in their names, or in the names of nominees, for expenses incurred sending material to beneficial owners and obtaining proxies from beneficial owners.

15.

Could other matters be decided in the Meeting?

The Board does not know of any other business that may be brought before the Meeting. However, if any other matters should properly come before the Meeting or at any adjournment or postponement thereof, the individuals named in the accompanying proxy will vote on such matters as they, in their discretion, may determine.

16.

How do I ask a question at the Meeting?

Shareowners as of the Record Date may submit questions either before or during the Meeting. To submit a question at any time before 11:59 p.m. Eastern Time, on January 25, 2022, log into www.proxyvote.com, enter your 16-digit control number included in the Notice Regarding Availability of Proxy Materials and follow the instructions to submit a question. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.”

Alternatively, we will hold a live question and answer session during the Meeting and shareowners may submit questions live by logging into the Meeting at www.virtualshareholdermeeting.com/NJ2022, typing your question into the “Ask a Question” field, and clicking “Submit.” Please identify yourself when asking a question.

We intend to answer properly submitted questions that are pertinent to the Company and the Meeting matters, as time permits. However, we reserve the right to exclude questions that are irrelevant to the business of the Company, not pertinent to Meeting matters, derogatory or in bad taste, or relate to pending or threatened litigation, personal grievances, or are otherwise inappropriate. Questions that are substantially similar may be grouped and answered once to avoid repetition.

17.

How do I make a shareowner proposal for the 2023 Annual Meeting of Shareowners?

We must receive proposals from shareowners intended to be presented at the 2023 Annual Meeting of Shareowners, on or before August 18, 2022, to be considered for inclusion in our Proxy Statement and on our proxy card/voting instruction form for that meeting. Shareowners submitting such proposals must meet the ownership and holding requirements set forth in Rule 14a-8.

Our Bylaws also set forth the procedures a shareowner must follow to nominate directors or to bring other business to be considered at shareowner meetings, even if such matters will not be included in our Proxy Statements. For a shareowner to nominate a candidate for director at the 2023 Annual Meeting of Shareowners, we must receive notice of the nomination no later than October 28, 2022. The notice must describe various matters regarding the nominee, including name, address, occupation and shares held. Additionally, under our Bylaws, for a shareowner to bring other matters before the 2023 Annual Meeting of Shareowners, we must receive notice no later than October 28, 2022. The notice must include a description of the proposed business, the reasons therefore, and other matters specified in our Bylaws. In each case, the notice must be timely given to our Corporate Secretary, whose address is Office of the Corporate Secretary, 1415 Wyckoff Road, Wall, New Jersey 07719. The Bylaws are available on our website at investor.njresources.com under the caption “Corporate Governance.”

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Certain Matters Relating to Proxy Materials and Annual Reports

Electronic Access to Proxy Materials and Annual Reports

Our Proxy Statement and Annual Report are available on our website at investor.njresources.com. Paper copies of these documents may be requested by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more shareowners of record reside at the same address. Each shareowner will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive, and reduces our expenses and the environmental impact of the Meeting. Shareowners of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement. Shareowners of record voting via telephone or over the internet can choose householding for all future proxy materials by following the instructions provided by telephone or over the internet, as applicable. Once given, a shareowner’s consent to householding will remain in effect until it is revoked it by notifying our Corporate Secretary. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareowners of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719 or by telephone at (732) 938-7890.

Separate Copies for Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of this Proxy Statement or the Annual Report on Form 10-K by contacting our Corporate Secretary. Beneficial owners with the same address who receive more than one Proxy Statement and Annual Report on Form 10-K may request delivery of a single Proxy Statement and Annual Report on Form 10-K by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Incorporation by Reference

Notes 10 and 11 to our Consolidated Financial Statements beginning on page 111, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 on page 36, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2021; Notes 10 and 11 to our Consolidated Financial Statements beginning on page 115, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 beginning on page 37, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020; and Notes 10 and 11 to our Consolidated Financial Statements beginning on page 109, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 beginning on page 34, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, are hereby incorporated by reference into this Proxy Statement.

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Other Matters

The Board is not aware of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if other matters properly come before the Meeting, or any adjournment or postponement thereof, the individual(s) voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors

RICHARD REICH
Senior Vice President, General Counsel and
Corporate Secretary
Dated: December 16, 2021

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Appendix A: Reconciliation of Net Income (GAAP) to Net Financial Earnings (non-GAAP) and Earnings Per Share (GAAP) to Net Financial Earnings Per Share (non-GAAP)

Our management uses NFE, a non-GAAP financial measure, when evaluating our operating results. NJRES economically hedges its natural gas inventory with financial derivative instruments. NFE is a measure of the earnings based on eliminating timing differences surrounding the recognition of certain gains or losses, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas and, therefore, eliminates the impact of volatility to GAAP earnings associated with the derivative instruments. To the extent we utilize forwards, futures or other derivatives to hedge forecasted Solar Renewable Energy Credit ("SREC") production, unrealized gains and losses are also eliminated from NFE. NFE also excludes impairment charges associated with equity method investments, which are a non-cash charge considered unusual in nature that occur infrequently and are not indicative of the Company's performance for our ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.

Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for or a replacement of, the comparable GAAP measure and should be read in conjunction with those GAAP results.

Below is a reconciliation of consolidated net income, the most directly comparable GAAP measure, to NFE and earnings per share to NFEPS for the fiscal years ended September 30, 2021, 2020 and 2019:

($ shown in thousands)	2021	2020	2019
Net Income	$117,890	$163,007	$123,935
Add:
Unrealized loss (gain) on derivative instruments and related transactions	54,203	(9.644)	2,881
Tax effect	(12,887)	2,296	(711)
Effects of economic hedging related to natural gas inventory	(42,405)	12,690	4,309
Tax effect	10,078	(3,016)	(1,024)
Impairment of equity method investment	92,000	–	–
Tax effect	(11,167)	–	–
Net financial earnings	$207,712	$165,333	$129,390
Basic earnings per share	$1.23	$1.72	$1.39
Add:
Unrealized loss (gain) on derivative instruments and related transactions	0.56	(0.10)	0.03
Tax effect	(0.13)	0.02	(0.01)
Effects of economic hedging related to natural gas inventory	(0.44)	0.13	0.05
Tax effect	0.10	(0.03)	(0.01)
Impairment of equity method investment	0.96	–	–
Tax effect	(0.12)	–	–
Basic net financial earnings per share	$2.16	$1.74	$1.45

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New Jersey Resources
www.njresources.com
1415 Wyckoff Road
Post Office Box 1468
Wall, NJ 07719
732-938-1480

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New Jersey Resources

NEW JERSEY RESOURCES CORPORATION
1415 WYCKOFF ROAD
WALL, NJ 07719

SCAN TO VIEW MATERIALS & VOTE

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on January 25, 2022 for shares held directly and by 11:59 p.m. Eastern Time on January 20, 2022 for shares held in NJR's 401(k) Plan or any other plans holding our common stock. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on January 25, 2022 for shares held directly and by 11:59 p.m. Eastern Time on January 20, 2022 for shares held in NJR's 401(k) Plan or any other plans holding our common stock. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to conserve paper and reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

If you vote by telephone or Internet, please do not send your proxy by mail.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D63067-P63891

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

NEW JERSEY RESOURCES CORPORATION

	For All	Withhold All	For All Except
The Board of Directors recommends that you vote FOR all the nominees listed:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of the following three Directors that were named in the Proxy Statement; each for a term expiring in 2025.

Nominees:

01) Gregory E. Aliff
02) Robert B. Evans
03) Thomas C. O'Connor

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve a non-binding advisory resolution approving the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

In case of joint owners, each owner should sign. When signing in a fiduciary or representative capacity, please give full title as such. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

DIRECTIONS TO ATTEND THE
ANNUAL MEETING OF SHAREOWNERS VIRTUALLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

D63068-P63891

Proxy — New Jersey Resources Corporation

1415 Wyckoff Road, Wall, NJ 07719
Solicited on behalf of the BOARD OF DIRECTORS
for the 2022 Annual Meeting of Shareowners

The undersigned hereby appoints Richard Reich and Mary Pat Bolin, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Shareowners of New Jersey Resources Corporation to be held at 9:30 a.m., Eastern Time, on Wednesday, January 26, 2022, and at any adjournment or postponement thereof, and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, and, if applicable, hereby directs the trustee(s) of the employee benefit plan(s) shown on this card to vote the shares of stock allocated to the account of the undersigned on all matters properly coming before the meeting.

The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. **If no direction is made, this Proxy will be voted FOR all nominees, FOR Proposals 2 and 3 and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any and all adjournments or postponements thereof.**

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE